January 11, 2011

Dear Shareholder:

As a shareholder of either BlackRock Senior Floating Rate Fund, Inc. or BlackRock Senior Floating Rate Fund II, Inc. (each, a “Senior Floating Rate Fund,” and together, the “Senior Floating Rate Funds”), you are cordially invited to attend a special meeting of shareholders (each, a “Special Meeting” and together the “Special Meetings”) of your respective fund to be held on February 14, 2011 at 10:00 A.M., Eastern time. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your Senior Floating Rate Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (each a “Reorganization” and together the “Reorganizations”) of your fund into BlackRock Floating Rate Income Portfolio (the “Floating Rate Income Portfolio” and together with the Senior Floating Rate Funds, the “Funds” and each a “Fund”), an open-end fund and a series of BlackRock Funds II. Each Senior Floating Rate Fund is a feeder fund that invests substantially all of its assets in the Master Senior Floating Rate LLC (the “Master LLC”), a closed-end, non-diversified management investment company with the same strategies as the Senior Floating Rate Funds, and thus all portfolio management occurs at the Master LLC level. The Reorganizations have been proposed to provide shareholders of the Senior Floating Rate Funds with daily liquidity through an open-end fund. BlackRock Advisors, LLC (“BlackRock Advisors”), the Master LLC’s and the Floating Rate Income Portfolio’s investment adviser, believes that the shareholders of each Senior Floating Rate Fund would benefit more from the daily redemption feature of an open-end fund, than by continuing to operate your Fund as a closed-end fund. BlackRock Advisors believes that the Floating Rate Income Portfolio’s investment objective and strategies make it a compatible fund within the BlackRock open-end fund complex for a reorganization with each of the Senior Floating Rate Funds. The Board of Directors of your Fund believes the Reorganization is in the best interests of your Fund, and recommends that you vote “For” the proposed Reorganization. A vote to approve the Reorganization will also constitute a vote to dissolve your Fund. The Reorganization of one Senior Floating Rate Fund is not contingent on the Reorganization of the other.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

100 Bellevue Parkway Wilmington, DE 19809

(800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a special meeting of shareholders being held?

A:	As a shareholder of either BlackRock Senior Floating Rate Fund, Inc. or BlackRock Senior Floating Rate Fund II, Inc. (each, a “Senior Floating Rate Fund,” and together, the “Senior Floating Rate Funds”), you are being asked to consider the proposed reorganization (the “Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between your fund, a Maryland corporation, and BlackRock Floating Rate Income Portfolio (the “Floating Rate Income Portfolio” and together with the Senior Floating Rate Funds, the “Funds” and each a “Fund”), which is a series of BlackRock Funds II, a Massachusetts business trust. Each Senior Floating Rate Fund is a feeder fund that invests substantially all of its assets in the Master Senior Floating Rate LLC (the “Master LLC”), a closed-end, non-diversified management investment company with the same strategies as the Senior Floating Rate Funds, and thus all portfolio management occurs at the Master LLC level. For simplicity, this combined prospectus/proxy statement sometimes uses the term “Senior Floating Rate Fund” or “Fund” to include the Master LLC. Following the completion of either one or both of the proposed Reorganizations, the Floating Rate Income Portfolio may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. The Floating Rate Income Portfolio is an open-end fund that pursues an investment objective and has investment strategies that are similar to that of the Senior Floating Rate Funds and the Master LLC. If the proposed Reorganization is approved and completed, an account at the Floating Rate Income Portfolio will be set up in your name, you will become a shareholder of the Floating Rate Income Portfolio, and your Fund will be liquidated, terminated and dissolved. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Floating Rate Income Portfolio.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of each of the Senior Floating Rate Funds (each a “Board” and together the “Boards”) determined that the proposed Reorganization is in the best interests of the Senior Floating Rate Fund it oversees, and that the interests of that Senior Floating Rate Fund’s existing shareholders will not be diluted with respect to net asset value as a result of either or both of the Reorganizations. Your Fund’s Board therefore, recommends that you cast your vote “For” the proposed Reorganization. A vote to approve the Reorganization constitutes a vote to dissolve your Fund. Each Board has determined that, with respect to the Senior Floating Rate Fund it oversees, the Fund’s shareholders may benefit from the following, as applicable:

(i) Shareholders of the respective Senior Floating Rate Fund will become invested in the Floating Rate Income Portfolio, a diversified open-end fund that provides daily liquidity and the belief that investors in the respective Senior Floating Rate Fund would benefit from the daily redemption feature of the Floating Rate Income Portfolio;

(ii) As a result of each Reorganization, the respective Senior Floating Rate Fund’s former shareholders will no longer be subject to the respective Senior Floating Rate Fund’s early withdrawal charges nor will they be subject to contingent deferred sales charges (“CDSC”) or redemption fees upon the sale of shares of the Combined Fund that they receive in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although sales charges, CDSCs and/or redemption fees may be applicable to any new investment by any such shareholder in the Combined Fund following the respective Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization);

(iii) The expectation that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size;

(iv) The asset base of the respective Senior Floating Rate Fund is expected to continue to decrease from its current level and the Floating Rate Income Portfolio is expected to attract assets over time and thus is expected to be a more sustainable investment vehicle;

(v) The similar investment objectives, policies and principal investment strategies of the respective Senior Floating Rate Fund, the Master LLC and the Floating Rate Income Portfolio, certain similarities between the risks and non-principal investment strategies of the respective Senior Floating Rate Fund, the Master LLC and the Floating Rate Income Portfolio, and the substantial overlap in the investment portfolios of the Master LLC and the Floating Rate Income Portfolio;

(vi) Following the closing of either one or both of the Reorganizations, the Combined Fund will have projected gross and net annual fund operating expenses that are expected to be below those of the respective Senior Floating Rate Fund prior to the respective Reorganization. The projected gross and net annual fund operating expense ratio of the respective Senior Floating Rate Fund is expected to increase over time as the respective Senior Floating Rate Fund continues to experience net outflows; and

(vii) The opportunity for shareholders to benefit from a lower contractual management fee rate under the Combined Fund’s management fee schedule, which, in addition to being lower than the contractual management fee rate of the Master LLC, also provides for a lower contractual management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints.

Q:	How will my Fund’s Reorganization affect me?

A:	If shareholders of your Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of your Fund will be combined with those of the Floating Rate Income Portfolio, an account will be set up in your name at the Floating Rate Income Portfolio and you will receive shares of the Floating Rate Income Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, you will hold a smaller percentage of ownership in the Combined Fund than you held in your Fund prior to the Reorganization.

Q:	What will I have to do to open an account in the Floating Rate Income Portfolio? What happens to my account if my Fund’s Reorganization is approved?

A:	If your Fund’s Reorganization is approved by shareholders, an account will be set up in your name, your shares automatically will be converted into shares of the Floating Rate Income Portfolio, we will send you written confirmation that this change has taken place, and you will receive shares of the Floating Rate Income Portfolio as set out below:

•

Shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor A Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund, Inc. that shareholders own immediately prior to the Reorganization. The Investor A Shares are currently offered to investors and are shares of an existing class of the Floating Rate Income Portfolio.

•

Shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C1 Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund II, Inc. that shareholders own immediately prior to the Reorganization. The Investor C1 Shares are not currently offered to investors and will only be issued to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. Investor C1 Shares will be closed to new purchases (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) and exchanges from other funds within the BlackRock, Inc. family of funds following the close of the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. Investor C1 shareholders can purchase shares of another class of the Floating Rate Income Portfolio, subject to meeting applicable eligibility requirements. Please see the accompanying prospectus relating to Investor A, Investor C and Institutional Shares of the Floating Rate Income Portfolio dated July 7, 2010, as supplemented, for details relating to Investor A, Investor C and Institutional Shares of the Floating Rate Income Portfolio.

No certificates for shares will be issued in connection with your Fund’s Reorganization. If you currently hold certificates representing shares of your Fund, it is not necessary to surrender such certificates.

Q:	Will I own the same number of shares of the Floating Rate Income Portfolio as I currently own of the Senior Floating Rate Fund?

A:	No, you will receive shares of the Floating Rate Income Portfolio with the same aggregate net asset value as the shares of the Senior Floating Rate Fund you own immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of your Fund and the Floating Rate Income Portfolio as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”) after the payment of any required distributions. Thus, if as of the Valuation Time the net asset value of an Investor A or Investor C1 Share, as applicable, of the Floating Rate Income Portfolio is lower than the net asset value of a share of common stock of your Fund, you will receive a greater number of shares of the Floating Rate Income Portfolio in the Reorganization than you held in your Fund before the Reorganization. On the other hand, if the net asset value of an Investor A or Investor C1 Share, as applicable, of the Floating Rate Income Portfolio is higher than the net asset value of a share of common stock of your Fund, you will receive fewer shares of the Floating Rate Income Portfolio in the Reorganization than you held in your Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately following the closing of the Reorganization will be the same as the aggregate net asset value of your Senior Floating Rate Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization with my Fund is completed?

A:	Each Senior Floating Rate Fund is a feeder fund that invests substantially all of its assets in the Master LLC. BlackRock Advisors, LLC (“BlackRock Advisors”), the current investment adviser of the Master LLC, currently serves as the investment adviser of the Floating Rate Income Portfolio and will continue to serve as the Combined Fund’s investment adviser after completion of either or both of the Reorganizations, and BlackRock Financial Management, Inc., (“BFM” or the “Sub-Adviser”) the current sub-adviser of the Master LLC, currently serves as the sub-adviser of the Floating Rate Income Portfolio and will continue to serve as the Combined Fund’s sub-adviser after completion of either or both of the Reorganizations. The portfolio managers who currently manage the day-to-day operations of the Master LLC also manage the day-to-day operations of the Floating Rate Income Portfolio, with one additional portfolio manager. The portfolio managers of the Floating Rate Income Portfolio are expected to continue to manage the Combined Fund following the completion of either or both of the Reorganizations. The same portfolio management team has managed the Master LLC since 2009 and has managed the Floating Rate Income Portfolio since July 2010, with the addition of one portfolio manager.

Q:	How do operating expenses paid by the Floating Rate Income Portfolio compare to those payable by the Senior Floating Rate Funds?

A:

Following the closing of your Fund’s Reorganization or of both your Fund’s Reorganization and the Reorganization of the other Senior Floating Rate Fund (the “Combined Reorganization”), the Combined Fund’s projected annual fund operating expenses are expected to be below those of your Fund before and after taking into account certain contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement. The following table sets forth the actual total annual expense ratios (including distribution and service fees, as applicable) for the Senior Floating Rate Funds and for Investor A Shares of the Floating Rate Income Portfolio and estimated total expense ratios (including distribution and service fees, as applicable) for Investor C1 Shares of the Floating Rate Income Portfolio and the pro forma combined estimated total annual expense ratios (including distribution and service fees, as applicable) for

Investor A and Investor C1 Shares after the Combined Reorganization and for Investor C1 Shares after the Reorganization of only BlackRock Senior Floating Rate Fund II, Inc., each as of August 31, 2010. If the Reorganization of BlackRock Senior Floating Rate Fund, Inc. was the only Reorganization proposed, the pro forma expenses for Investor A Shares shown would have been approximately the same as those of the Combined Reorganization.

	Total Annual Expense Ratio (Including dividend expense, interest expense and acquired fund fees and expenses)
	Excluding Class Level Fee Waivers and Expense Reimbursements, if applicable		Including Class Level Fee Waivers and Expense Reimbursements, if applicable*
BlackRock Senior Floating Rate Fund, Inc.
Common Stock	1.53	%(1)	1.53	%(1)(3)

BlackRock Senior Floating Rate Fund II, Inc.
Common Stock	1.67	%(1)	1.67	%(1)(3)

Floating Rate Income Portfolio
Investor A Shares	1.35	%(4)	1.15	%(2)(4)
Investor C1 Shares	1.82	%(5)	1.82	%(2)(5)(6)

Pro Forma Floating Rate Income Portfolio combined with BlackRock Senior Floating Rate Fund II, Inc.
Investor C1 Shares	1.65%		1.65	%(7)

Pro Forma Floating Rate Income Portfolio combined with both Senior Floating Rate Funds
Investor A Shares	1.14%		1.06%
Investor C1 Shares	1.61%		1.61	%(7)

*	The contractual fee waivers and/or expense reimbursements exclude (i) interest incurred for purposes of leverage, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Combined Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Combined Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Combined Fund’s business, if any. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”
(1)	The fees and expenses shown in the table include both the expenses of the respective Senior Floating Rate Fund and that Senior Floating Rate Fund’s share of the Master LLC’s allocated expenses.
(2)	BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.05% (for Investor A Shares) and 1.80% (for Investor C1 Shares) of the average daily net assets of the Floating Rate Income Portfolio until February 1, 2012. The Floating Rate Income Portfolio may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Floating Rate Income Portfolio. The foregoing expense waivers and reimbursements are at the class level.
(3)

BlackRock Advisors may waive a portion of the Master LLC’s advisory fee in connection with the Master LLC’s investment in an affiliated money market fund. There are no fee waivers or expense reimbursements currently in place for the BlackRock Senior Floating Rate Fund, Inc. With respect to the BlackRock Senior Floating Rate Fund II, Inc., BlackRock Advisors, the administrator, has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit total annual expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.83% of average daily net assets. This voluntary arrangement may be reduced or discontinued at any time without notice.

(4)	The total annual expense ratio of Investor A Shares of the Floating Rate Income Portfolio is based on $67,087 in class level assets and $67 million in fund level assets.
(5)	There are no Investor C1 Shares of the Floating Rate Income Portfolio outstanding at this time. Investor C1 Shares of the Floating Rate Income Portfolio will only be issued to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. The total annual expense ratio of Investor C1 Shares of the Floating Rate Income Portfolio is hypothetical and is based on $67 million in fund level assets and the applicable BlackRock Senior Floating Rate Fund II, Inc. expenses that are considered class level, which include BlackRock Senior Floating Rate Fund II, Inc. transfer agent, service and distribution fees.
(6)	After giving effect to all applicable class level expense limitations for all share classes of the Floating Rate Income Portfolio and their effect on the overall fund level expenses (“Fund Level Waivers”), the Total Annual Expense Ratio for the Investor C1 Shares would be 1.57%.
(7)	After giving effect to all applicable class level expense limitations for all share classes of Combined Fund and their effect on the Fund Level Waivers, the Total Annual Expense Ratio for the Pro Forma Combined Investor C1 Shares would be 1.54%.

Q:	Are there any differences in front-end sales loads, contingent deferred sales charges or service and/or distribution fees?

A:	The Senior Floating Rate Funds’ shares do not have front-end sales loads. The Floating Rate Income Portfolio Investor A Shares have a 2.50% front-end sales load, while the Investor C1 Shares do not have front-end sales loads. The Senior Floating Rate Funds are not subject to a CDSC. If an investor invests $500,000 or more in Investor A Shares of the Floating Rate Income Portfolio it will not pay an initial sales charge. However, if the investor redeems its Investor A Shares within 18 months after purchase, the Floating Rate Income Portfolio will charge a CDSC of 0.75% of the lesser of the original cost of the shares being redeemed or the redemption proceeds. The Floating Rate Income Portfolio also imposes a CDSC of 1.00% for Investor C1 Shares on redemptions of investments within one year of purchase. The Senior Floating Rate Funds’ shareholders are not subject to service and/or distribution fees. Distribution expenses for the respective Senior Floating Rate Fund are paid by the respective Senior Floating Rate Fund’s distributor. The Floating Rate Income Portfolio is subject to a service fee of 0.25% with respect to Investor A Shares, and a service fee of 0.25% and distribution fee of 0.50% with respect to Investor C1 Shares.

BlackRock Senior Floating Rate Fund, Inc. shareholders will not be subject to the front-end sales load or the CDSC described above with respect to Investor A Shares received in connection with the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such charges may be applicable to any new investment by any such shareholder in the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

BlackRock Senior Floating Rate Fund II, Inc. shareholders will not be subject to the CDSC described above with respect to Investor C1 Shares received in connection with the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such charges may be applicable to any new investment by any such shareholder in the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

Q:	Are there any differences in redemption or exchange privileges?

A:

Each Senior Floating Rate Fund intends from time to time to make tender offers to purchase its shares of common stock from all beneficial holders at a price per share equal to the net asset value per share

v

determined at the close of business on the day the tender offer terminates. Each Board has consistently made tender offers on a quarterly basis, and each Board currently intends to continue this practice if the respective Reorganization is not consummated. There can be no assurance, however, that the respective Board will decide to undertake the making of any tender offer if the respective Reorganization is not completed. In light of each Board’s approval of its Senior Floating Rate Fund’s Reorganization with the Floating Rate Income Portfolio, an open-end fund, the possibility that such Reorganization will be completed during the first quarter of 2011 and in an effort to save expenses, each Board currently does not intend to conduct a tender offer in the first quarter of 2011. Each Board may reconsider, depending on the circumstances at the time, whether to conduct a tender offer in the first quarter of 2011, although there can be no assurance such a tender offer would be held. Each Senior Floating Rate Fund is subject to an early withdrawal charge to recover distribution expenses incurred by the distributor against the shareholder’s investment account and paid to the distributor in connection with shares of common stock held for less than a certain period of time that are repurchased pursuant to a tender offer, with certain exceptions. The early withdrawal charge is on those shares accepted for tender based on an amount equal to the lesser of the then current net asset value or the original cost of the shares. With respect to the BlackRock Senior Floating Rate Fund, Inc., the early withdrawal charge is 3.0% for shares tendered within the first year of purchase, 2.0% for shares tendered within the second year of purchase, 1.0% for shares tendered within the third year of purchase, and 0.0% thereafter. With respect to the BlackRock Senior Floating Rate Fund II, Inc., the early withdrawal charge is 1.0% for shares tendered within the first year of purchase and 0.0% thereafter.

The Floating Rate Income Portfolio permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to a CDSC of 0.75% for Investor A Shares on redemptions of investments made within 18 months of purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more and a CDSC of 1.00% for Investor C1 Shares on redemptions of investments made within one year of purchase). Investor A and Investor C1 Shares of the Floating Rate Income Portfolio are also subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase or exchange. Shares received in the respective Reorganization will not be subject to CDSCs or redemption fees upon the sale of shares of the Combined Fund received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such charges and fees may be applicable to any new shares issued by the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

While the Senior Floating Rate Funds do not offer a continuous exchange privilege, shareholders of BlackRock Senior Floating Rate Fund, Inc. who sell their shares in a tender offer by the Fund and immediately reinvest the proceeds in Investor B Shares of certain BlackRock open-end funds (“Eligible Investor B Shares”) will not be subject to any early withdrawal charge with respect to the sale of such shares invested in Eligible Investor B Shares. Eligible Investor B Shares may be subject to a CDSC in the event of a redemption based on the 3-year/3.00% early withdrawal charge schedule that applies to shares of BlackRock Senior Floating Rate Fund, Inc. Similarly, shareholders of BlackRock Senior Floating Rate Fund II, Inc. who sell their shares in a tender offer by the Fund and immediately reinvest the proceeds in Investor C Shares of certain BlackRock open-end funds (“Eligible Investor C Shares”) will not be subject to any early withdrawal charge with respect to the sale of such shares invested in Eligible Investor C Shares. Eligible Investor C Shares may be subject to a CDSC in the event of a redemption.

Shareholders of the Floating Rate Income Portfolio may exchange $1,000 or more of Investor A Shares into Investor A Shares of another fund in the BlackRock open-end fund complex that offers that class of shares, or $1,000 or more of Investor C1 Shares into Investor C Shares of another fund in the BlackRock open-end fund complex which offers that class of shares (or can exchange less than $1,000 of Investor A or Investor C1 Shares for those who already have an account in the fund into which they are exchanging).

Q:	Will I have to pay any sales load, commission or other similar fee in connection with my Fund’s Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with your Fund’s Reorganization. Future purchases of the Combined Fund’s shares will be subject to applicable sales loads, CDSCs, redemption fees or other similar fees of the Combined Fund (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

Q:	What if I tender my shares before my Fund’s Reorganization takes place?

A:	If you choose to tender your shares before your Fund’s Reorganization takes place, the tender will generally be a taxable transaction.

Q:	What happens if my Fund’s Reorganization is not approved?

A:	If your Fund’s Reorganization is not approved by shareholders, the Board will consider other alternatives, such as liquidating your Senior Floating Rate Fund. Any such liquidation would be a taxable event for shareholders. If your Fund’s Reorganization is not approved and the other Senior Floating Rate Fund’s Reorganization is approved, then immediately prior to the Reorganization, the Master LLC will distribute all of its assets in kind to each of the Senior Floating Rate Funds on a pro rata basis, and the Master LLC will be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the Investment Company Act of 1940, as amended. Following such distribution and dissolution, your Fund will continue to operate as a stand-alone closed-end fund that invests its assets directly instead of operating as a feeder fund of the Master LLC. Your Fund’s Reorganization is not contingent on the other Senior Floating Rate Fund’s Reorganization.

Q:	Will I have to pay any Federal taxes as a result of my Fund’s Reorganization?

A:	Your Fund’s Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, your Fund will not recognize any gain or loss as a result of the transfer of all of its assets in exchange for shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of your Fund’s liabilities or as a result of your Fund’s liquidation or the Master LLC’s liquidation. In connection with the Reorganization, the basis of all the assets held by the Master LLC will be adjusted when acquired by the Floating Rate Income Portfolio.

BlackRock Advisors does not expect to sell portfolio assets of your Fund in connection with your Fund’s Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and your Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to your Fund’s shareholders as capital gain dividends (to the extent of net long-term capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) prior to the date of the Reorganization, and such distributions will be taxable to shareholders. In addition, prior to your Fund’s Reorganization, your Fund may distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains may be taxable to shareholders.

Q:	Who will pay for my Fund’s Reorganization?

A:	A portion of the costs associated with each Reorganization will be paid by the respective Senior Floating Rate Funds participating in such Reorganization. BlackRock Advisors or its affiliates will pay the Floating Rate Income Portfolio’s portion of the expenses incurred in connection with the Reorganizations. The estimated expense of the Reorganization is $748,638, which will be allocated to each of the Funds as follows:

Fund	Estimated Expense
BlackRock Senior Floating Rate Fund, Inc.	$270,301
BlackRock Senior Floating Rate Fund II, Inc.	$232,841
BlackRock Floating Rate Income Portfolio	$245,496

The foregoing estimated expenses for each Fund will be attributable to the Fund regardless of whether its Reorganization is consummated.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or Internet or in person at the Special Meeting of your Fund’s shareholders. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card in hand.

Q:	When will my Fund’s Reorganization occur?

A:	If approved by shareholders, your Fund’s Reorganization is expected to occur during the first quarter of 2011. Your Fund’s Reorganization will not take place if the Reorganization is not approved by your Fund’s shareholders at the Special Meeting. Your Fund’s Reorganization is not contingent on the other Senior Floating Rate Fund’s Reorganization.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitation firm, at 866-963-6126.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/ Proxy Statement. Please read it carefully.

BLACKROCK SENIOR FLOATING RATE FUND, INC.

BLACKROCK SENIOR FLOATING RATE FUND II, INC.

100 Bellevue Parkway

Wilmington, Delaware

(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 14, 2011

January 11, 2011

To the Shareholders:

As a shareholder of either BlackRock Senior Floating Rate Fund, Inc. or BlackRock Senior Floating Rate Fund II, Inc. (each, a “Senior Floating Rate Fund,” and together, the “Senior Floating Rate Funds”), this is to notify you that a Special Meeting of Shareholders (each a “Special Meeting” and together the “Special Meetings”) of your respective fund will be held on February 14, 2011 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which your fund would transfer all of its assets to the BlackRock Floating Rate Income Portfolio (the “Floating Rate Income Portfolio”), a series of BlackRock Funds II, in exchange for the assumption by the Floating Rate Income Portfolio of certain stated liabilities of your fund and shares of the Floating Rate Income Portfolio, as detailed in the Reorganization Agreement, which shares will be distributed by your fund to you on a pro rata basis in complete liquidation of your Fund; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of your fund has fixed the close of business on December 22, 2010 as the record date for determination of shareholders of your fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in a Senior Floating Rate Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Shareholders also may vote by telephone or over the Internet; please see pages 69-70 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Boards of Directors,

IRA P. SHAPIRO

Secretary

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK SENIOR FLOATING RATE FUND, INC.

BLACKROCK SENIOR FLOATING RATE FUND II, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

BLACKROCK FLOATING RATE INCOME PORTFOLIO

BLACKROCK FUNDS II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Senior Floating Rate Fund, Inc. and/or BlackRock Senior Floating Rate Fund II, Inc. (each, a “Senior Floating Rate Fund,” and together, the “Senior Floating Rate Funds”). A special meeting of shareholders of each of the Senior Floating Rate Funds (each a “Special Meeting” and together the “Special Meetings”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on February 14, 2011 at 10:00 A.M., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Senior Floating Rate Funds at the close of business on December 22, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the applicable Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the Senior Floating Rate Funds on or about January 12, 2011. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of each Senior Floating Rate Fund (each a “Board” and together the “Boards”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the Internet. Shareholders may also attend the Special Meeting and vote in person.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which your fund would transfer all of its assets to the BlackRock Floating Rate Income Portfolio (the “Floating Rate Income Portfolio” and together with the Senior Floating Rate Funds, the “Funds” and each a “Fund”), a series of BlackRock Funds II, in exchange for the assumption by the Floating Rate Income Portfolio of certain stated liabilities of your Fund and shares of the Floating Rate Income Portfolio, as detailed in the Reorganization Agreement, which shares will be distributed by your Fund to you on a pro rata basis in complete liquidation of your Fund (the “Reorganization”); and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Each Board and the Board of Trustees of BlackRock Funds II (the “Trust Board”) has approved the respective Reorganization. Your Senior Floating Rate Fund’s Reorganization is not contingent on the other Senior Floating Rate Fund’s Reorganization. Following the completion of either one or both of the Reorganizations, the Floating Rate Income Portfolio may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

Your Fund’s Reorganization has been proposed to provide shareholders with daily liquidity through an open-end fund and because it is expected that investors of each Senior Floating Rate Fund would benefit from the daily redemption feature of the Floating Rate Income Portfolio. Historically, the market for bank loans was less liquid and, therefore, a substantial portion of bank loan assets were held by closed-end funds, like the Senior

Floating Rate Funds. With the advent of greater liquidity of bank loans and the ability to manage portfolios of bank loans in open-end funds, open-end funds have arisen as a vehicle through which investors may make their bank loan investments.

The investment objectives of each of the Senior Floating Rate Funds, the Master LLC (defined below) and the Floating Rate Income Portfolio are similar. The investment objective of each Senior Floating Rate Fund is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”), primarily in the form of participation interests (as defined below) in corporate loans made by banks or other financial institutions. The investment objective of the Floating Rate Income Portfolio is to provide high current income, with a secondary objective of long-term capital appreciation.

The Senior Floating Rate Funds and the Floating Rate Income Portfolio also have similar investment strategies to achieve their respective objectives. The Senior Floating Rate Funds, however, seek to achieve their objectives by investing through the Master Senior Floating Rate LLC (the “Master LLC”), a closed-end, non-diversified management investment company, while the Floating Rate Income Portfolio invests its assets directly. The Master LLC invests, under normal circumstances, at least 80% of an aggregate of (i) its net assets (including any proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes in senior collateralized corporate loans that have floating or variable interest rates, and under normal market conditions, at least 65% of the total assets of the Master LLC will be invested in floating rate or variable rate loans made to corporate borrowers. Corporate loans to other than corporate borrowers (such as municipalities or governments) are not counted for purposes of the 65% policy, but are counted for purposes of the 80% policy. The Floating Rate Income Portfolio normally invests 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments which effectively enables the Floating Rate Income Portfolio to achieve a floating rate of income. These investments may include but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating-rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Floating Rate Income Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. For purposes of the Floating Rate Income Portfolio’s investments, the term debt includes investments in convertible or preferred securities. The Funds have similar investment strategies and there is substantial overlap in the Funds’ investment portfolios. In particular, as of October 31, 2010, approximately 62% of the portfolio securities held by the Master LLC were held by the Floating Rate Income Portfolio and approximately 90% of the portfolio securities held by the Floating Rate Income Portfolio were held by the Master LLC. The Floating Rate Income Portfolio also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the Senior Floating Rate Funds.

If your Fund’s shareholders approve your Fund’s Reorganization then the Floating Rate Income Portfolio will acquire all of the assets, and assume certain stated liabilities, of your Fund and shareholders will receive shares of the Floating Rate Income Portfolio as noted in the table below with an aggregate net asset value equal to the aggregate net asset value of the shares of the Senior Floating Rate Fund owned immediately prior to your Fund’s Reorganization. After distributing these shares, your Fund will be liquidated, terminated and dissolved. Following the closing of each Reorganization, the Combined Fund will continue to operate as a registered open-end investment company.

Floating Rate Income Portfolio shares
BlackRock Senior Floating Rate Fund, Inc. shares	Investor A Shares
BlackRock Senior Floating Rate Fund II, Inc. shares	Investor C1 Shares

ii

If your Fund’s shareholders approve your Fund’s Reorganization and the shareholders of the other Senior Floating Rate Fund approve its Reorganization and all other conditions precedent have been met to effect the Reorganizations as contemplated by the respective Reorganization Agreements, the Master LLC will, immediately after the closing of the Reorganizations, make a distribution in kind of all of its assets to the Floating Rate Income Portfolio. Alternatively, if your Fund’s shareholders approve your Fund’s Reorganization and the shareholders of the other Senior Floating Rate Fund do not approve its Reorganization and all other conditions precedent have been met to effect your Fund’s Reorganization, the Master LLC will, immediately prior to the closing of the Reorganization, make a distribution in kind to your Fund and the other Senior Floating Rate Fund of all of the Master LLC’s assets on a pro rata basis. The Senior Floating Rate Funds will cease to be invested in the Master LLC as a result of the in kind distribution referenced in the foregoing sentence. The Senior Floating Rate Fund for which the Reorganization is not approved will continue operations as a stand-alone closed-end fund that invests its assets directly instead of as a feeder fund of the Master LLC and the Senior Floating Rate Fund for which the Reorganization was approved will complete its Reorganization with the Floating Rate Income Portfolio.

This Combined Prospectus/Proxy Statement sets forth concisely information shareholders of the Senior Floating Rate Funds should know before voting on the respective Reorganizations and constitutes an offering of the Floating Rate Income Portfolio shares to be issued in the Reorganizations. Please read it carefully and retain it for future reference.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated January 11, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	The prospectus relating to the shares of BlackRock Senior Floating Rate Fund, Inc., dated December 30, 2010, as supplemented from time to time (the “Senior Floating Rate Fund, Inc. Prospectus”);

•	The prospectus relating to the shares of BlackRock Senior Floating Rate Fund II, Inc., dated December 30, 2010, as supplemented from time to time (the “Senior Floating Rate Fund II, Inc. Prospectus”);

•	The Annual Report to Shareholders of BlackRock Senior Floating Rate Fund, Inc. for the fiscal period ended August 31, 2010;

•	The Annual Report to Shareholders of BlackRock Senior Floating Rate Fund II, Inc. for the fiscal period ended August 31, 2010;

•	The Floating Rate Income Portfolio Statement of Additional Information (the “Floating Rate Income Portfolio SAI”) dated November 22, 2010, as supplemented from time to time.

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•

The prospectus relating to the Investor A, Investor C and Institutional Shares of the Floating Rate Income Portfolio dated July 7, 2010, as supplemented from time to time (the “Floating Rate Income Portfolio Investor Share Prospectus”);

•

The prospectus relating to the Investor C1 Shares of the Floating Rate Income Portfolio dated November 22, 2010, as supplemented from time to time (the “Floating Rate Income Portfolio Prime Share Prospectus” and together with the “Floating Rate Income Portfolio Investor Share Prospectus”, the “Floating Rate Income Portfolio Prospectus”); and

•	The Annual Report to Shareholders of the Floating Rate Income Portfolio for the fiscal year ended September 30, 2010 (the “Floating Rate Income Portfolio Annual Report”).

iii

Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the Floating Rate Income Portfolio Prospectus will apply to the Investor A and Investor C1 Shares to be issued by the Floating Rate Income Portfolio in connection with each Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Senior Floating Rate Fund, Inc. BlackRock Senior Floating Rate Fund II, Inc. 100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762	BlackRock Floating Rate Income Portfolio BlackRock Funds II 100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge by calling (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

The Boards know of no business other than that discussed above that will be presented for consideration at the respective Special Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is January 11, 2011.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Senior Floating Rate Funds are closed-end management investment companies registered with the SEC, and the Floating Rate Income Portfolio is an open-end management investment company registered with the SEC. The Senior Floating Rate Funds are organized as corporations under the laws of the State of Maryland. The Floating Rate Income Portfolio is a series of BlackRock Funds II (the “Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts. Each Senior Floating Rate Fund is a feeder fund that invests substantially all of its assets in the Master Senior Floating Rate LLC (the “Master LLC”), a closed-end, non-diversified management investment company with the same strategies as the Senior Floating Rate Funds, and thus all portfolio management occurs at the Master LLC level. The Master LLC is a limited liability company organized under the laws of Delaware.

Each of the Senior Floating Rate Funds and the Floating Rate Income Portfolio have elected to be regulated investment companies for purposes of Federal tax law and are subject to the diversification requirements under Internal Revenue Code of 1986, as amended.

The investment objectives of each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are similar. The investment objective of each of the Senior Floating Rate Funds is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”), primarily in the form of participation interests (as defined below) in corporate loans made by banks or other financial institutions. The investment objective of the Floating Rate Income Portfolio is to provide high current income, with a secondary objective of long-term capital appreciation.

The Senior Floating Rate Funds and the Floating Rate Income Portfolio also have similar investment strategies to achieve their respective objectives. However, the Senior Floating Rate Funds seek to achieve their respective objectives by investing through the Master LLC, while the Floating Rate Income Portfolio invests its assets directly. The Master LLC invests, under normal circumstances, at least 80% of the aggregate of (i) its net assets (including any proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes in senior collateralized corporate loans that have floating or variable interest rates, and under normal market conditions, at least 65% of the total assets of the Master LLC will be invested in floating rate or variable rate loans made to corporate borrowers. Corporate loans to other than corporate borrowers (such as municipalities or governments) are not counted for purposes of the 65% policy, but are counted for purposes of the 80% policy. The Floating Rate Income Portfolio normally invests 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments which effectively enables the Floating Rate Income Portfolio to achieve a floating rate of income. These investments may include but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating-rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Floating Rate Income Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. For purposes of the Floating Rate Income Portfolio’s investments, the term debt includes investments in convertible or preferred securities. The Funds have similar investment strategies and there is substantial overlap in the Funds’ investment portfolios. In particular, as of October 31, 2010, approximately 62% of the portfolio securities held by the Master LLC were held by the Floating Rate Income Portfolio and approximately 90% of the portfolio securities held by the Floating Rate Income Portfolio were held by the Master LLC. The Floating Rate Income Portfolio also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the Senior Floating Rate Funds and the Master LLC.

If both Reorganizations are approved by each of the Senior Floating Rate Fund’s shareholders, then each Senior Floating Rate Fund will exchange all of its interests in the Master LLC for shares of the Floating Rate

Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund. Each Senior Floating Rate Fund will subsequently liquidate and distribute the shares of the Floating Rate Income Portfolio to its respective shareholders. Following such distribution, each Senior Floating Rate Fund will be dissolved under Maryland law and be deregistered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Following the Reorganizations, the Master LLC will be liquidated and its assets will be distributed to the Floating Rate Income Portfolio. The Master LLC will subsequently be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the 1940 Act.

If only one of the Reorganizations is approved by the respective shareholders, then immediately prior to the Reorganization, the Master LLC will distribute all of its assets in kind to the Senior Floating Rate Funds, on a pro rata basis, and the Senior Floating Rate Fund for which the Reorganization is approved will exchange its share of such assets for shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund’s liabilities. The reorganizing Senior Floating Rate Fund will subsequently liquidate and distribute the shares of the Floating Rate Income Portfolio to its respective shareholders, be dissolved under Maryland law and be deregistered as an investment company under the 1940 Act. Following the distribution of the Master LLC’s assets to the Senior Floating Rate Funds, the Master LLC will be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the 1940 Act. The Senior Floating Rate Fund for which the Reorganization is not approved will continue operations as a stand-alone closed-end fund that invests its assets directly instead of as a feeder fund of the Master LLC.

BlackRock Advisors, LLC (“BlackRock Advisors”) serves as the investment adviser of the Master LLC and the Floating Rate Income Portfolio. BlackRock Financial Management, Inc. (“BFM” or the “Sub-Adviser”) serves as the sub-adviser of the Master LLC and the Floating Rate Income Portfolio. The portfolio managers of the Master LLC and the Floating Rate Income Portfolio are Leland Hart and C. Adrian Marshall, with the addition of James Keenan for the Floating Rate Income Portfolio, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of one or both Reorganizations. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

The Proposed Reorganizations

Each of the Boards, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Senior Floating Rate Funds (the “Independent Directors”), and the Trust Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of BlackRock Funds II, has approved the respective Reorganization Agreements. Subject to approval by the respective Senior Floating Rate Fund shareholders, the Reorganization Agreements each contemplate:

•

the transfer of all of the assets of the respective Senior Floating Rate Fund to the Floating Rate Income Portfolio in exchange for the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund and shares of the Floating Rate Income Portfolio having an aggregate net asset value equal to the value of the assets of the Senior Floating Rate Fund acquired by the Floating Rate Income Portfolio reduced by the amount of such assumed liabilities;

•	the distribution of such Floating Rate Income Portfolio shares to the respective Senior Floating Rate Fund’s shareholders;

•	the subsequent liquidation, termination and dissolution of the respective Senior Floating Rate Fund; and

•

if both Reorganizations are approved by each of the Senior Floating Rate Fund’s shareholders, then each Senior Floating Rate Fund will exchange all of its interests in the Master LLC for shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund. Each Senior Floating Rate Fund will subsequently liquidate and distribute the shares of the Floating Rate Income Portfolio to its respective shareholders. Following such distribution, each Senior Floating Rate Fund will be dissolved under Maryland law and be deregistered as an investment company under the 1940 Act). Following the Reorganizations, the Master LLC will be liquidated and its assets will be distributed to the Floating Rate Income Portfolio. The Master LLC will subsequently be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the 1940 Act.

•

If only one of the Reorganizations is approved, then immediately prior to the Reorganization, the Master LLC will distribute all of its assets in kind to the Senior Floating Rate Funds, on a pro rata basis, and the Senior Floating Rate Fund for which the Reorganization is approved will exchange its share of such assets for shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund. The reorganizing Senior Floating Rate Fund will subsequently liquidate and distribute the shares of the Floating Rate Income Portfolio to its respective shareholders, be dissolved under Maryland law and be deregistered as an investment company under the 1940 Act. Following the distribution of the Master LLC’s assets to the Senior Floating Rate Funds, the Master LLC will be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the 1940 Act. The Senior Floating Rate Fund for which the Reorganization is not approved will continue operations as a stand-alone closed-end fund that invests its assets directly instead of as a feeder fund of the Master LLC and the Senior Floating Rate Fund for which the Reorganization was approved will complete its Reorganization with the Floating Rate Income Portfolio.

If the respective Reorganization is approved by shareholders of the respective Senior Floating Rate Fund and completed, then the Floating Rate Income Portfolio will acquire all of the assets and assume certain stated liabilities of the respective Senior Floating Rate Fund and shareholders of the respective Senior Floating Rate Fund will receive shares of the Floating Rate Income Portfolio as set forth below:

•

Shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor A Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund, Inc. that shareholders own immediately prior to the Reorganization. Investor A Shares are currently offered to investors and are shares of an existing class of the Floating Rate Income Portfolio.

•

Shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C1 Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund II, Inc. that shareholders own immediately prior to the Reorganization. The Investor C1 Shares are not currently offered to investors and will only be issued to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. Investor C1 Shares will be closed to new purchases (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) and exchanges from other funds within the BlackRock, Inc. family of funds following the close of the BlackRock Senior Floating Rate Fund II, Inc. Reorganization.

Background and Reasons for the Proposed Reorganizations

The Reorganizations have been proposed to provide shareholders of the Senior Floating Rate Funds with daily liquidity through an open-end fund. BlackRock Advisors believes that the shareholders of each Senior Floating Rate Fund would benefit more from the daily redemption feature of an open-end fund, than by continuing to operate each Senior Floating Rate Fund as a closed-end fund. BlackRock Advisors believes that the Floating Rate Income Portfolio’s investment objectives and strategies make it a compatible fund within the BlackRock open-end complex for a Reorganization with each of the Senior Floating Rate Funds. BlackRock Advisors further believes that it is in the best interests of each Fund to combine the Senior Floating Rate Funds’

assets with those of a fund that is expected to have lower expenses. Following the closing of either one or both of the Reorganizations, the Combined Fund’s projected gross and net annual fund operating expenses are expected to be below those of each of the Senior Floating Rate Funds.

In approving each Reorganization Agreement, each respective Board, including the Independent Directors, determined that the proposed Reorganization is in the best interests of the Senior Floating Rate Fund it oversees and that the interests of that Senior Floating Rate Fund’s existing shareholders will not be diluted with respect to net asset value as a result of either or both of the Reorganizations. Before reaching this conclusion, each Board considered various factors. The Boards of the Senior Floating Rate Funds approved the Reorganization on September 2, 2010. The Boards have directed that the respective Reorganizations be submitted to shareholders for consideration at the respective Special Meetings.

The factors considered by each Board with regard to the respective Reorganization include, but are not limited to, the following:

•

That shareholders of the respective Senior Floating Rate Fund will become invested in the Floating Rate Income Portfolio, a diversified open-end fund that provides daily liquidity and the belief that investors in the respective Senior Floating Rate Fund would benefit from the daily redemption feature of the Floating Rate Income Portfolio.

•

That as a result of each Reorganization, the respective Senior Floating Rate Fund’s former shareholders will no longer be subject to the respective Senior Floating Rate Fund’s early withdrawal charges nor will they be subject to CDSCs or redemption fees upon the sale of shares of the Combined Fund that they receive in their respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although sales charges, CDSCs and/or redemption fees may be applicable to any new investment by any such shareholder in the Combined Fund following the respective Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

•	That it is expected that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size.

•

That the asset base of the respective Senior Floating Rate Fund is expected to continue to decrease from its current level as of August 31, 2010 of approximately $298 million, in the case of the BlackRock Senior Floating Rate Fund, Inc., and approximately $151 million, in the case of the BlackRock Senior Floating Rate Fund II, Inc., and that the Floating Rate Income Portfolio is expected to attract assets over time and thus is expected to be a more sustainable product.

•

That shareholders of the respective Senior Floating Rate Fund will remain invested in an investment company with similar (but not identical) investment objectives, policies and principal investment strategies and that there are certain similarities between the risks and non-principal investment strategies of the respective Senior Floating Rate Fund, the Master LLC and the Floating Rate Income Portfolio and that there is substantial overlap in the Funds’ investment portfolios. As of October 31, 2010, approximately 62% of the portfolio securities held by the Master LLC were held by the Floating Rate Income Portfolio and approximately 90% of the portfolio securities held by the Floating Rate Income Portfolio were held by the Master LLC; See “Comparison of the Senior Floating Rate Funds and the Floating Rate Income Portfolio—Investment Objectives and Principal Investment Strategies.”

•

That following the closing of either one or both of the Reorganizations, the Combined Fund will have projected gross and net annual fund operating expenses that are expected to be below those of the respective Senior Floating Rate Fund prior to the respective Reorganization. The projected gross and net annual fund operating expense ratio of the respective Senior Floating Rate Fund is expected to increase over time as the respective Senior Floating Rate Fund continues to experience net outflows.

•

That shareholders will have the opportunity to benefit from a lower contractual management fee rate under the Combined Fund’s management fee schedule, which, in addition to being lower than the contractual management fee rate of the Master LLC, also provides for a lower contractual management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints. The respective Board considered that the Master LLC’s current contractual management fee rate does not provide for management fee breakpoints. See “Comparison of the Senior Floating Rate Funds and the Floating Rate Income Portfolio—Management of the Funds.”

•

That under current market conditions, the distribution yield of the shares received in the respective Reorganization is expected to be comparable to the current distribution yield of the respective Senior Floating Rate Fund.

•	That the costs associated with each Reorganization will be paid by the respective Senior Floating Rate Fund participating in such Reorganization, as applicable.

•

That there is expected to be no gain or loss recognized by shareholders for Federal income tax purposes as a result of the respective Reorganization other than any gain or loss on the transfer of any interests in a passive foreign investment company or on section 1256 contracts as defined in section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), as the Reorganization is expected to be a tax-free transaction. In addition, prior to its Reorganization the respective Senior Floating Rate Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains may be taxable to shareholders.

•	That the shareholders of the respective Senior Floating Rate Fund will not pay any sales charges in connection with the applicable Reorganization.

•

That the aggregate net asset value of the shares that shareholders of the respective Senior Floating Rate Fund will receive in the respective Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of such Senior Floating Rate Fund own immediately prior to the Reorganization, and that shareholders of such Senior Floating Rate Fund will not be diluted with respect to net asset value as a result of either or both of the Reorganizations.

•

That shareholders are expected to benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund (as described below under “Comparison of the Senior Floating Rate Funds and the Floating Rate Income Portfolio—Management of the Funds”).

Each Board unanimously concluded that, based upon the factors and considerations summarized above, the respective Reorganization is advisable and in the best interests of the respective Senior Floating Rate Fund and that the interests of the shareholders of the respective Senior Floating Rate Fund will not be diluted with respect to net asset value as a result of either or both of the Reorganizations. The Trust Board also unanimously concluded that completion of the Reorganizations are advisable and in the best interests of the Floating Rate Income Portfolio and that the interests of the shareholders of the Floating Rate Income Portfolio will not be diluted with respect to net asset value as a result of either or both of the Reorganizations. The determinations were made on the basis of each Director’s business judgment after consideration of all of the relevant factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization of either Senior Floating Rate Fund is not approved by its shareholders, the respective Board will consider other alternatives, such as liquidating your Senior Floating Rate Fund. Any such liquidation would be a taxable event for shareholders. However, the Reorganization of one Senior Floating Rate Fund is not contingent on the Reorganization of the other.

The Senior Floating Rate Funds’ Board recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the respective Senior Floating Rate Fund is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”), primarily in the form of participation interests (as defined below) in corporate loans made by banks or other financial institutions. The investment objective of the Senior Floating Rate Funds and the Master LLC is a “fundamental” policy and may not be changed without approval of the respective Senior Floating Rate Fund’s or Master LLC’s shareholders. The investment objective of the Floating Rate Income Portfolio is to seek to provide high current income, with a secondary objective of long-term capital appreciation. The Floating Rate Income Portfolio’s investment objective is a non-fundamental policy and may be changed after providing shareholders 30 days’ prior notice but without shareholder approval.

Principal Investment Strategies. Each of the Senior Floating Rate Funds invests through the Master LLC, which has the same strategies as the Senior Floating Rate Funds, while the Floating Rate Income Portfolio invests its assets directly. Under normal market conditions, the Master LLC invests at least 80% of an aggregate of (i) its net assets (including any proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes in senior collateralized corporate loans that have floating or variable interest rates. Under normal market conditions, at least 65% of the total assets of the Master LLC will be invested in floating rate or variable rate loans made to corporate borrowers. Corporate loans to other than corporate borrowers (such as municipalities or governments) are not counted for purposes of the 65% policy, but are counted for purposes of the 80% policy. Generally, the Master LLC invests at least 80% of its assets in senior collateralized corporate loans. A significant portion of such corporate loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. The Master LLC will invest in a corporate loan only if in BlackRock Advisors’ judgment the borrower can meet the debt service on such a loan. The Master LLC may invest without limitation and generally intends to invest a substantial portion of its assets in corporate loans rated below investment grade by established rating agencies (e.g. BB or below by Standard & Poor’s (“S&P”) or Ba or below by Moody’s Investor Services, Inc. (“Moody’s”)), or that are unrated but considered by BlackRock Advisors to be of similar quality. The Master LLC also may invest up to 20% of its total assets in senior loans made on an unsecured basis.

The Master LLC may invest up to 20% of its total assets in cash or in short-term instruments including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers’ acceptances), money market funds, corporate and commercial obligations (such as commercial paper and medium-term notes), repurchase agreements and similar short-term securities and instruments. Such short-term instruments, which need not be secured, are all rated investment grade (rated Baa, P-3 or higher by Moody’s or BBB, A-3 or higher by S&P) or, if unrated, determined to be of comparable quality in the judgment of BlackRock Advisors). Such short-term instruments or cash may not exceed 20% of the Master LLC’s total assets, except during interim periods pending investment of the net proceeds of public offerings of the Master LLC’s securities and during temporary defensive periods when, in the opinion of BlackRock Advisors, suitable corporate loans are not available for investment by the Master LLC or prevailing market or economic conditions warrant.

To a limited extent, incidental to and in connection with its lending activities, the Master LLC also may acquire warrants and other debt and equity securities. The Master LLC also may acquire other debt and equity securities of the borrower in connection with an amendment, waiver, conversion or exchange of a corporate loan or in connection with a bankruptcy or workout of the borrower. The Master LLC has no restrictions on portfolio maturity or duration, but it is anticipated that a majority of the corporate loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, it is expected that the average life of the corporate loans will be in the two to three year range. The Master LLC may invest in corporate loans made to U.S. or non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by BlackRock Advisors for borrowers.

The Master LLC may engage in certain interest rate hedging transactions, such as “swaps,” “caps” or “floors,” to reduce the Master LLC’s exposure to interest rate movements. The Master LLC also may invest in corporate loans that pay interest and principal in a currency other than U.S. dollars if the loan arrangement also includes a foreign currency swap that entitles the Master LLC to receive payments in U.S. dollars, or if the Master LLC attempts to hedge the foreign currency exposure itself utilizing forward contracts, swaps or other methods.

A corporate loan in which the Master LLC may invest typically is originated, negotiated and structured by a syndicate of lenders (“co-lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate (the “agent bank”). Co-lenders may sell corporate loans to third parties called “participants.” The Master LLC invests in a corporate loan either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the corporate loan from a co-lender or a participant (collectively, “participation interests”).

The Floating Rate Income Portfolio normally invests 80% of its assets in a diversified portfolio that effectively enables the Floating Rate Income Portfolio to achieve a floating rate of income, including, but not limited to, any combination of the following securities: (i) senior secured floating-rate loans or debt; (ii) second lien or other subordinated or unsecured floating-rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Floating Rate Income Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Floating Rate Income Portfolio may also purchase, without limitation, participations or assignments in senior loans or second lien loans. For purposes of the Floating Rate Income Portfolio’s investments, the term debt includes investments in convertible or preferred securities.

The Floating Rate Income Portfolio may invest in securities of any credit quality without limitation, including securities rated below investment grade. The Floating Rate Income Portfolio anticipates that, under current market conditions, substantially all of its portfolio will consist of securities rated below investment grade, which are commonly referred to as “junk bonds.”

The Floating Rate Income Portfolio may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The Floating Rate Income Portfolio may invest up to 20% of its assets in fixed income securities with respect to which the Floating Rate Income Portfolio has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Such fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, structured products and U.S. government debt securities.

The Floating Rate Income Portfolio’s investments in any fixed income securities may be of any duration or maturity.

The Floating Rate Income Portfolio may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation.

The Floating Rate Income Portfolio may also invest up to 15% of its assets in illiquid securities.

The Floating Rate Income Portfolio may invest up to 10% of its assets in common stocks or other equity securities. In addition, the Floating Rate Income Portfolio may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Floating Rate Income Portfolio may buy or sell options or futures on a security or an index of securities, buy or sell options on futures or enter into credit default swaps and interest rate or foreign currency transactions, including swaps and forward contracts (collectively, commonly known as derivatives). The Floating Rate Income Portfolio may use derivatives for hedging purposes, as well as to increase the total return on its portfolio investments.

The Floating Rate Income Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Upon the closing of one or both of the Reorganizations, the Combined Fund’s investment objective and principal investment strategies are expected to be those described in this Combined Prospectus/Proxy Statement and in the Floating Rate Income Portfolio Prospectus, which is incorporated by reference, for the Floating Rate Income Portfolio.

Comparison. The investment objectives of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are similar. All of the Funds seek to provide high current income; however, the Senior Floating Rate Funds and the Master LLC seek to preserve capital while the Floating Rate Income Portfolio seeks to grow capital over the long-term. Also, in the case of the Floating Rate Income Portfolio, the investment objective is not a fundamental policy and thus may be changed after providing shareholders 30 days’ prior notice but without shareholder approval. In the case of the Senior Floating Rate Funds and the Master LLC, on the other hand, the investment objectives are fundamental and may only be changed with the prior approval of their respective shareholders. Each Fund employs similar strategies in achieving its respective objective. The Senior Floating Rate Funds pursue their respective investment objectives through the Master LLC, while the Floating Rate Income Portfolio pursues its investment objective by investing in securities directly.

The advisers to each of the Master LLC and the Floating Rate Income Portfolio follow a similar investment process. The Master LLC’s adviser seeks to invest in borrowers that in the adviser’s judgment can meet debt service on their loans. The Master LLC’s adviser takes into consideration the financial ratios of the borrower, the nature of the industry in which the borrower is engaged, the nature of the borrower’s assets and the general quality of the borrower. Similarly, the Floating Rate Income Portfolio’s adviser seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The analysis of the Floating Rate Income Portfolio’s adviser includes a consideration of factors similar to those described above for the Master LLC.

The Master LLC and the Floating Rate Income Portfolio generally invest at least 80% of their respective assets in floating rate investments. Both the Master LLC and the Floating Rate Income Portfolio may invest without limit in securities rated below investment grade and a substantial portion of each of their respective portfolios may consist of investments rated below investment grade. The principal difference between the principal strategies of the Master LLC and the Floating Rate Income Portfolio is that the floating rate investments of the Master LLC will consist primarily of senior secured corporate loans, while the floating rate investments of the Floating Rate Income Portfolio will consist of a combination of senior secured loans and second lien or other subordinated or unsecured loans. Generally, the Master LLC invests at least 80% of its assets in senior collateralized corporate loans. While the Master LLC may not invest more than 20% of its assets in unsecured loans, the Floating Rate Income Portfolio does not have a similar restriction. The Floating Rate Income Portfolio may also invest in floating rate convertible and preferred securities, in addition to corporate loans as part of its 80% policy. The Master LLC does not have such a policy, but may, to a limited extent, make such investments in connection with its lending activities. Under normal market conditions, the Master LLC invests at least 65% of its assets in floating rate loans to corporate borrowers (excluding municipalities and governments). The Floating Rate Income Portfolio does not have a similar restriction. The Floating Rate Income Portfolio may also invest up to 10% of its assets in common stock and other equity securities. The Master LLC does not have such a policy, but may, to a limited extent, make such investments in connection with its lending activities. Both the Master LLC and the Floating Rate Income Portfolio may make investments in fixed rate securities; however, the Master

LLC generally may not invest more than 20% of its assets in fixed rate investments while the Floating Rate Income Portfolio may invest more than 20% of its assets in fixed rate investments if it enters into a derivative agreement to effectively convert the fixed rate of interest to a variable payment.

The Floating Rate Income Portfolio may also invest in all securities of foreign issuers. The Master LLC may invest in corporate loans of foreign issuers and, to a limited extent, in other securities of foreign issuers in connection with its lending activities. To the extent, however, the Master LLC makes investments in such corporate loans, the corporate loan facility governing the loan must provide for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements or the Master LLC must otherwise attempt to hedge the currency exposure by utilizing forward contracts, swaps or other methods. Therefore, the Master LLC must hedge its currency exposure, while the Floating Rate Income Portfolio is not required to engage in such hedging.

Another difference between the Master LLC and the Floating Rate Income Portfolio is that the Master LLC may not invest more than 20% of its assets in short-term investments unless necessary for temporary defensive purposes. The Floating Rate Income Portfolio is not subject to a similar limitation.

The Floating Rate Income Portfolio may invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations or financial restructuring. The Master LLC may also invest in distressed issuers.

As part of the primary strategies of the Floating Rate Income Portfolio, the Fund may buy or sell options or futures on a security or an index of securities or options on futures, while this is not a strategy of the Master LLC. While the Master LLC may not invest in put, call, straddle or spread options, the Master LLC may invest in derivative instruments, including credit default swaps, forward contracts and futures.

The investments of both the Master LLC and the Floating Rate Income Portfolio may be of any maturity or duration, however, it is anticipated that a majority of the loans held by the Master LLC will have a stated maturity of between 3 and 10 years and an expected average life of 2 to 3 years due to prepayments.

As a closed-end fund, the Master LLC has no restriction as to how much of its assets it may invest in illiquid securities. As an open-end fund, the Floating Rate Income Portfolio may not invest more than 15% of its assets in illiquid investments.

The Floating Rate Income Portfolio also has certain non-principal strategies that are compatible with those of the principal and non-principal strategies of the Senior Floating Rate Funds.

As noted above, the investment objectives of the Funds are similar. The Master LLC and the Floating Rate Income Portfolio are currently managed by the same management team, with an additional portfolio manager for the Floating Rate Income Portfolio. The management team of the Floating Rate Income Portfolio is expected to manage the Combined Fund following the closing of one or both of the Reorganizations. Consistent with the flexibility permitted by each Fund’s and the Master LLC’s investment strategies, the portfolio management team is generally managing the Master LLC and the Floating Rate Income Portfolio in a similar manner. Thus, the proposed Reorganizations are not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Master LLC.

For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of BlackRock Senior Floating Rate Fund, Inc. approve their Fund’s proposed Reorganization and all other conditions precedent have been met to effect the Reorganization as contemplated by the respective Reorganization Agreement, all of the assets and certain stated liabilities of such Senior Floating Rate Fund will be combined with those of the Floating Rate Income Portfolio, and if the Reorganization is approved and completed, holders of BlackRock Senior Floating Rate Fund, Inc. shares will receive Floating Rate Income Portfolio Investor A Shares of the Floating Rate Income Portfolio. Investor A Shares are currently offered to investors and are shares of an existing class of the Floating Rate Income Portfolio.

Assuming shareholders of the BlackRock Senior Floating Rate Fund II, Inc. approve their Fund’s proposed Reorganization and all other conditions precedent have been met to effect the Reorganization as contemplated by the respective Reorganization Agreement, all of the assets and certain stated liabilities of such Senior Floating Rate Fund will be combined with those of the Floating Rate Income Portfolio, and if the Reorganization is approved and completed, holders of BlackRock Senior Floating Rate Fund II, Inc. shares will receive Investor C1 Shares of the Floating Rate Income Portfolio. Investor C1 Shares are not currently offered and will only be issued to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. Investor C1 Shares will be closed to new purchases (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) and exchanges from other funds within the BlackRock, Inc. family of funds following the close of the BlackRock Senior Floating Rate Fund II, Inc. Reorganization.

Fee Tables and Examples of the Senior Floating Rate Funds and Floating Rate Income Portfolio, each as of August 31, 2010 (unaudited)

BlackRock Senior Floating Rate Fund, Inc. and Floating Rate Income Portfolio Fee Table each as of August 31, 2010 (unaudited)

The fee table below provides information about the actual fees and expenses of BlackRock Senior Floating Rate Fund, Inc. and for Investor A Shares of the Floating Rate Income Portfolio, each as of August 31, 2010, and, assuming the respective Reorganizations had taken place on August 31, 2010, the pro forma estimated fees and expenses for Investor A Shares of the Combined Fund after the Reorganization with both of the Senior Floating Rate Funds (the “Combined Reorganization”). If the Reorganization of BlackRock Senior Floating Rate Fund, Inc. was the only Reorganization proposed, the pro forma expenses for Investor A Shares would have been approximately the same as those for Investor A Shares after the Combined Reorganization. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of August 31, 2010, see “Other Information—Capitalization.” With respect to Investor A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock open-end fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Floating Rate Income Portfolio Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Floating Rate Income Portfolio SAI, which is incorporated herein by reference.

	BlackRock Senior Floating Rate Fund, Inc.	Floating Rate Income Portfolio Investor A(1)	Pro Forma Combined Investor A (All Funds)(2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	2.50%(3)	2.50%(3)
Maximum Deferred Sales charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	N/A	None(4)(5)	None(4)(5)
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	N/A	2.00%(5)	2.00%(5)
Early Withdrawal Charge (as a percentage of the lesser of the original purchase price or net asset value at the time of repurchase)	3.0% during the first year, decreasing 1.0% annually thereafter to 0.0% after the third year	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%(6)	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses	0.57%(7,8)	0.45%	0.33%
Interest Payments on Borrowed Funds	None(9)	N/A	N/A
Acquired Fund Fees and Expenses	0.01%	0.10%	0.01%
Total Annual Fund Operating Expenses	1.53%(10)	1.35%	1.14%
Fee Waivers and/or Expense Reimbursements	—	(0.20)%(11)	(0.08)%(11)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%(12)(13)	1.15%(11)(13)	1.06%(11)(13)

(1)	The total annual expense ratio of Investor A Shares of the Floating Rate Income Portfolio is based on $67,087 in class level assets and $67 million in fund level assets.
(2)	Assumes the Reorganization had taken place on August 31, 2010.
(3)	Shares received in the Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the Reorganization) will not be subject to a sales charge.
(4)	A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $500,000 or more.
(5)	Shares received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization) will not be subject to CDSCs or redemption fees, as applicable, upon the sale of shares of the Combined Fund received in the respective Reorganization.
(6)	The Master LLC pays BlackRock Advisors a management fee at the annual rate of 0.95% of the Master LLC’s average daily net assets.
(7)	Includes administrative fees, which are payable to BlackRock Advisors, as administrator, by the BlackRock Senior Floating Rate Fund, Inc. at the annual rate of 0.25% of the BlackRock Senior Floating Rate Fund, Inc.’s average daily net assets. BNY Mellon Investment Servicing (US) Inc. provides transfer agency services to the BlackRock Senior Floating Rate Fund, Inc. The BlackRock Senior Floating Rate Fund, Inc. pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Master LLC and BlackRock Senior Floating Rate Fund, Inc. and the Master LLC and BlackRock Senior Floating Rate Fund, Inc. reimburse BlackRock Advisors or its affiliates for such services.

(8)	Other Expenses have been restated to reflect current fees.
(9)	Typically the Master LLC will borrow only when sufficient cash is otherwise unavailable to satisfy tender offers. During the 12 months ended August 31, 2010, the interest paid on the Master LLC’s borrowings equated to 0.004% of the Master LLC’s average net assets.
(10)	The fees and expenses shown in the table and the examples that follow include both the expenses of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund, Inc.’s share of the Master LLC’s allocated expenses.
(11)	BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.05% of average daily net assets for Investor A Shares until February 1, 2012. The Floating Rate Income Portfolio may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Floating Rate Income Portfolio or by a vote of a majority of the outstanding voting securities of the Floating Rate Income Portfolio.
(12)	There are no fee waivers or expense reimbursements currently in place for the BlackRock Senior Floating Rate Fund, Inc.
(13)	The Floating Rate Income Portfolio and the Master LLC, along with certain other funds managed by BlackRock Advisors and its affiliates, are parties to a $500 million credit agreement with a group of lenders. In addition, the Floating Rate Income Portfolio may enter into a separate, stand-alone credit facility to borrow to meet shareholder redemption and for other lawful purposes. If the Floating Rate Income Portfolio borrows pursuant to either credit facility, the Fund will incur additional interest expense and other fees and expenses, which may increase net Fund expenses borne by the remaining shareholders of the Fund. During periods of high redemptions, increases in the Fund’s expenses could be significant.

BlackRock Senior Floating Rate Fund, Inc. Example

This Example is intended to help you compare the cost of investing in the BlackRock Senior Floating Rate Fund, Inc. and the Floating Rate Income Portfolio and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. This example relates to the Investor A Shares after the Combined Reorganization, and assumes that the Reorganization had taken place on August 31, 2010. If the Reorganization of BlackRock Senior Floating Rate Fund, Inc. was the only Reorganization proposed, the costs for Investor A Shares shown would have been approximately the same as those for Investor A Shares after the Combined Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Reorganization with both Senior Floating Rate Funds

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund, Inc. Shares	$456	$583	$834	$1,824
BlackRock Floating Rate Income Portfolio Investor A Shares	$364	$648	$952	$1,816
Pro forma Combined Fund Investor A Shares New Investors	$355	$595	$854	$1,594
Former BlackRock Senior Floating Rate Fund, Inc. Shareholders*	$108	$354	$620	$1,379

*

Investor A Shares received by former BlackRock Senior Floating Rate Fund, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund, Inc. Reorganization will not be subject to any sales charges or redemption fees; provided, however, a former BlackRock Senior Floating Rate Fund, Inc. shareholder that purchases additional Investor A Shares after the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

Expenses if you did not redeem your shares:

Reorganization with both Senior Floating Rate Funds

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund, Inc. Shares	$156	$483	$834	$1,824
BlackRock Floating Rate Income Portfolio Investor A Shares	$364	$648	$952	$1,816
Pro forma Combined Fund Investor A Shares New Investors	$355	$595	$854	$1,594
Former BlackRock Senior Floating Rate Fund, Inc. Shareholders*	$108	$354	$620	$1,379

*	Investor A Shares received by former BlackRock Senior Floating Rate Fund, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund, Inc. Reorganization will not be subject to any sales charges or redemption fees (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization); provided, however, a former BlackRock Senior Floating Rate Fund, Inc. shareholder that purchases additional Investor A Shares after the BlackRock Senior Floating Rate Fund, Inc. Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

BlackRock Senior Floating Rate Fund II, Inc. and Floating Rate Income Portfolio Fee Table each as of August 31, 2010 (unaudited)

The fee table below provides information about the actual fees and expenses of BlackRock Senior Floating Rate Fund II, Inc. and the estimated fees and expenses for Investor C1 Shares of the Floating Rate Income Portfolio, each as of August 31, 2010, and, assuming the respective Reorganizations had taken place on August 31, 2010, the pro forma estimated fees and expenses for Investor C1 Shares of the Combined Fund after the Reorganization with BlackRock Senior Floating Rate Fund II, Inc. and for Investor C1 Shares of the Combined Fund after the Reorganization with both of the Senior Floating Rate Funds (the “Combined Reorganization”). Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of August 31, 2010, see “Other Information—Capitalization.” Information about sales charge and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Floating Rate Income Portfolio Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Floating Rate Income Portfolio SAI, which is incorporated herein by reference.

	BlackRock Senior Floating Rate Fund II, Inc.	Floating Rate Income Portfolio Investor C1(1)	Pro Forma Combined Investor C1 (All Funds)(2)	Pro Forma Combined Investor C1 (Only Senior Floating Rate Fund II, Inc.)(2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	N/A	1.00%(3)(4)	1.00%(3)(4)	1.00%(3)(4)
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	N/A	2.00%(3)	2.00%(3)	2.00%(3)
Early Withdrawal Charge (as a percentage of the lesser of the original purchase price or net asset value at the time of repurchase)	1.0% during the first year and 0.0% thereafter	N/A	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%(5)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	0.75%	0.75%	0.75%
Other Expenses	0.71%(6,7)	0.42%	0.30%	0.34%
Interest Payments on Borrowed Funds	None(8)	N/A	N/A	N/A
Acquired Fund Fees and Expenses	0.01%	0.10%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.67%(9)	1.82%	1.61%	1.65%
Fee Waivers and/or Expense Reimbursements	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.67(13)(14)	1.82%(10)(11)(14)	1.61%(10)(12)(14)	1.65%(10)(12)(14)

(1)	There are no Investor C1 Shares of the Floating Rate Income Portfolio outstanding at this time. Investor C1 Shares of the Floating Rate Income Portfolio will only be issued to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization. The total annual expense ratio of Investor C1 Shares of the Floating Rate Income Portfolio is based on $67 million in fund level assets and the applicable BlackRock Senior Floating Rate Fund II, Inc. expenses that are considered class level, which include BlackRock Senior Floating Rate Fund II, Inc. transfer agent, service and distribution fees.
(2)	Assumes the Reorganization had taken place on August 31, 2010.
(3)	Shares received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization) will not be subject to CDSCs or redemption fees, as applicable, upon the sale of shares of the Combined Fund received in the respective Reorganization.
(4)	There is no CDSC on Investor C1 Shares after one year.

(5)	The Master LLC pays BlackRock Advisors a management fee at the annual rate of 0.95% of the Master LLC’s average daily net assets.
(6)	Includes administrative fees, which are payable to BlackRock Advisors, as administrator, by the BlackRock Senior Floating Rate Fund II, Inc. at the annual rate of 0.40% of the BlackRock Senior Floating Rate Fund II, Inc.’s average daily net assets. BNY Mellon Investment Servicing (US) Inc. provides transfer agency services to the BlackRock Senior Floating Rate Fund II, Inc. The BlackRock Senior Floating Rate Fund II, Inc. pays a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Master LLC and the BlackRock Senior Floating Rate Fund II, Inc. and the Master LLC and the BlackRock Senior Floating Rate Fund II, Inc. reimburse BlackRock Advisors or its affiliates for such services.
(7)	Other Expenses have been restated to reflect current fees.
(8)	Typically the Master LLC will borrow only when sufficient cash is otherwise unavailable to satisfy tender offers. During the 12 months ended August 31, 2010, the interest paid on the Master LLC’s borrowings equated to 0.004% of the Master LLC’s average net assets.
(9)	The fees and expenses shown in the table and the examples that follow include both the expenses of the BlackRock Senior Floating Rate Fund II, Inc. and the BlackRock Senior Floating Rate Fund II, Inc.’s share of the Master LLC’s allocated expenses.
(10)	BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.80% of average daily net assets for Investor C1 Shares until February 1, 2012. The Floating Rate Income Portfolio may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Floating Rate Income Portfolio or by a vote of a majority of the outstanding voting securities of the Floating Rate Income Portfolio.
(11)	After giving effect to all applicable class level expense limitations for all share classes of the Floating Rate Income Portfolio and their effect on overall fund level expenses, the Total Annual Expense Ratio for the Investor C1 Shares would be 1.57%.
(12)	After giving effect to all applicable class level expense limitations for all share classes of the Combined Fund and their effect on overall fund level expenses, the Total Annual Expense Ratio for the Pro Forma Combined Investor C1 Shares would be 1.54%.
(13)	With respect to the BlackRock Senior Floating Rate Fund II, Inc., BlackRock Advisors, the administrator, has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit total annual expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.83% of average daily net assets. This voluntary arrangement may be reduced or discontinued at any time without notice.
(14)	The Floating Rate Income Portfolio and the Master LLC, along with certain other funds managed by BlackRock Advisors and its affiliates, are parties to a $500 million credit agreement with a group of lenders. In addition, the Floating Rate Income Portfolio may enter into a separate, stand-alone credit facility to borrow to meet shareholder redemption and for other lawful purposes. If the Floating Rate Income Portfolio borrows pursuant to either credit facility, the Fund will incur additional interest expense and other fees and expenses, which may increase net Fund expenses borne by the remaining shareholders of the Fund. During periods of high redemptions, increases in the Fund’s expenses could be significant.

BlackRock Senior Floating Rate Fund II, Inc. Example

This Example is intended to help you compare the cost of investing in each of the Blackrock Senior Floating Rate Fund II, Inc. and the Floating Rate Income Portfolio and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. This example relates to the Investor C1 Shares of the Combined Fund after the Reorganization with the BlackRock Senior Floating Rate

Fund, II, Inc., and Investor C1 Shares after the Combined Reorganization, and assumes in each case that the respective Reorganization had taken place on August 31, 2010. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Reorganization with the BlackRock Senior Floating Rate Fund II, Inc.

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund II, Inc. Shares	$270	$526	$907	$1,976
BlackRock Floating Rate Income Portfolio Investor C1 Shares*	$285	$573	$985	$2,137
Pro forma Combined Fund Investor C1 Shares New Investors*	$268	$520	$897	$1,955
Former BlackRock Senior Floating Rate Fund II, Inc. Shareholders**	$168	$520	$897	$1,955

*	Investor C1 Shares will only be distributed to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization and are not open to investment by investors (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization). This example is based on a hypothetical scenario where the Investor C1 Shares are offered to investors other than BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization.
**	Investor C1 Shares received by former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization will not be subject to any sales charges or redemption fees; provided, however, a former BlackRock Senior Floating Rate Fund II, Inc. shareholder that purchases additional Investor C1 Shares (if such shares are ever offered to investors) after the BlackRock Senior Floating Rate Fund II, Inc. Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

Reorganization with both Senior Floating Rate Funds

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund II, Inc. Shares	$270	$526	$907	$1,976
BlackRock Floating Rate Income Portfolio Investor C1 Shares*	$285	$573	$985	$2,137
Pro forma Combined Fund Investor C1 Shares New Investors*	$264	$508	$876	$1,911
Former BlackRock Senior Floating Rate Fund II, Inc. Shareholders**	$164	$508	$876	$1,911

*	Investor C1 Shares will only be distributed to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization and are not open to investment by investors (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization). This example is based on a hypothetical scenario where the Investor C1 Shares are offered to investors other than former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization.
**	Investor C1 Shares received by former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization will not be subject to any sales charges or redemption fees (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization); provided, however, a former BlackRock Senior Floating Rate Fund II, Inc. shareholder that purchases additional Investor C1 Shares (if such shares are ever offered to investors) after the BlackRock Senior Floating Rate Fund II, Inc. Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

Expenses if you did not redeem your shares:

Reorganization with the BlackRock Senior Floating Rate Fund II, Inc.

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund II, Inc. Shares	$170	$526	$907	$1,976
BlackRock Floating Rate Income Portfolio Investor C1 Shares*	$185	$573	$985	$2,137
Pro forma Combined Fund Investor C1 Shares New Investors*	$168	$520	$897	$1,955
Former BlackRock Senior Floating Rate Fund II, Inc. Shareholders**	$168	$520	$897	$1,955

*	Investor C1 Shares will only be distributed to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization and are not open to investment by investors (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization). This example is based on a hypothetical scenario where the Investor C1 Shares are offered to investors other than former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization.
**	Investor C1 Shares received by former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization will not be subject to any sales charges or redemption fees (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization); provided, however, a former BlackRock Senior Floating Rate Fund II, Inc. shareholder that purchases additional Investor C1 Shares (if such shares are ever offered to investors) after the BlackRock Senior Floating Rate Fund II, Inc. Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

Reorganization with both Senior Floating Rate Funds

	1 Year	3 Years	5 Years	10 Years
BlackRock Senior Floating Rate Fund II, Inc. Shares	$170	$526	$907	$1,976
BlackRock Floating Rate Income Portfolio Investor C1 Shares*	$185	$573	$985	$2,137
Pro forma Combined Fund Investor C1 Shares New Investors*	$164	$508	$876	$1,911
Former BlackRock Senior Floating Rate Fund II, Inc. Shareholders**	$164	$508	$876	$1,911

*	Investor C1 Shares will only be distributed to BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the Senior Floating Rate Fund II, Inc Reorganization and are not open to investment by investors (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization). This example is based on a hypothetical scenario where the Investor C1 Shares are offered to investors other than former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the Senior Floating Rate Fund II, Inc. Reorganization.
**	Investor C1 Shares received by former BlackRock Senior Floating Rate Fund II, Inc. shareholders in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization will not be subject to any sales charges or redemption fees; provided, however, a former BlackRock Senior Floating Rate Fund II, Inc. shareholder that purchases additional Investor C1 Shares (if such shares are ever offered to investors) after the BlackRock Senior Floating Rate Fund II, Inc. Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization) will be subject to sales charges and redemption fees that are applicable to such shares.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended August 31, 2010 the Master LLC’s portfolio turnover rate was 108%. During the fiscal period ended September 30, 2010 the Floating Rate Income Portfolio’s portfolio turnover rate was 64%.

Federal Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. Federal income tax purposes. If the Reorganizations so qualify, in general, neither the Senior Floating Rate Funds, the Floating Rate Income Portfolio, nor their respective shareholders will recognize gain or loss for U.S. Federal income tax purposes in the transactions contemplated by the respective Reorganizations other than any gain or loss required to be recognized on the transfer of any interests in a passive foreign investment company or on section 1256 contracts as defined in section 1256 of the Code. As a condition to the closing of the Reorganizations, the Funds will receive an opinion from special United States Federal income tax counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

BlackRock Advisors does not expect to sell portfolio assets of either Senior Floating Rate Fund in connection with the Reorganizations. If any of the portfolio assets of a Senior Floating Rate Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Senior Floating Rate Fund’s taxable year) by the Senior Floating Rate Fund in connection with the respective Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Senior Floating Rate Fund’s basis in such assets. Any gains will be distributed to the respective Senior Floating Rate Fund’s shareholders as either capital gain dividends (to the extent of net long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions may be taxable to shareholders.

For more information about the U.S. Federal income tax consequences of the Reorganization, see “Information about the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Each of the Senior Floating Rate Funds and the Floating Rate Income Portfolio continuously offers its shares. The Floating Rate Income Portfolio provides daily liquidity and offers a continuous exchange privilege, while, in the past, the Senior Floating Rate Funds have only made tender offers on a quarterly basis and do not offer a continuous exchange privilege. In addition, there can be no assurance that the Board of the respective Senior Floating Rate Fund will decide to undertake the making of any tender offer in the future if the respective Reorganization is not completed. In light of each Board’s approval of its Senior Floating Rate Fund’s Reorganization with the Floating Rate Income Portfolio, an open-end fund, the possibility that such Reorganization will be completed during the first quarter of 2011 and in an effort to save expenses, each Board currently does not intend to conduct a tender offer in the first quarter of 2011. Each Board may reconsider, depending on the circumstances at the time, whether to conduct a tender offer in the first quarter of 2011, although there can be no assurance such a tender offer would be held.

Each Senior Floating Rate Fund is engaged in a continuous offering of its shares of common stock through the Distributor and other securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. Each Senior Floating Rate Fund may, from time to time, suspend the sale of its shares of common stock. During any continuous offering of each Senior Floating Rate Fund’s common stock, shares of the respective Senior Floating Rate Fund may be purchased from the Distributor or selected dealers, or by mailing a purchase order directly to the respective Senior Floating Rate Fund’s transfer agent. Minimum initial purchase amounts are $1,000 for investments made directly through the Senior Floating Rate Fund’s Distributor or transfer agent, none via 401(k) or 403(b) plans maintained through Merrill Lynch, and $250 via other retirement accounts or retirement plans that are not maintained through Merrill Lynch.

Each Senior Floating Rate Fund offers its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Senior Floating Rate Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (the “NYSE”), which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealers before the close of business on the NYSE, such orders are deemed received on the next business day.

The Floating Rate Income Portfolio shares may be purchased each day the NYSE is open, by contacting each investor’s financial intermediary, financial professional, or the Floating Rate Income Portfolio. The minimum investment of the Floating Rate Income Portfolio is $1,000 for Investor A and Investor C1 Shares (if Investor C1 Shares were ever offered for sale to the public). There is also an initial sales charge of 2.50% on purchases of Investor A Shares. There is no initial sales charge on purchases of Investor C1 Shares. BlackRock Senior Floating Rate Fund, Inc. shareholders will not be subject to the front-end sales charge with respect to Investor A Shares received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such charges may be applicable to any new investment by any such shareholder in the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

Each Senior Floating Rate Fund intends from time to time to make offers to purchase its shares of common stock from all shareholders at a price per share equal to the net asset value per share determined at the close of business on the day the tender offer terminates. The Board has consistently made tender offers on a quarterly basis, and the Board currently intends to continue this practice if the respective Reorganization is not consummated. There can be no assurance, however, that the Board will decide to undertake the making of any tender offer if the respective Reorganization is not completed. In light of each Board’s approval of its Senior Floating Rate Fund’s Reorganization with the Floating Rate Income Portfolio, an open-end fund, the possibility that such Reorganization will be completed during the first quarter of 2011 and in an effort to save expenses, each Board currently does not intend to conduct a tender offer in the first quarter of 2011. Each Board may reconsider, depending on the circumstances at the time, whether to conduct a tender offer in the first quarter of 2011, although there can be no assurance such a tender offer would be held.

Each Senior Floating Rate Fund is subject to an early withdrawal charge to recover distribution expenses incurred by the Distributor against the shareholder’s investment account and paid to the Distributor in connection with most shares of common stock held for less than a certain period of time that are repurchased pursuant to a tender offer with certain exceptions. BlackRock Senior Floating Rate Fund, Inc. is subject to an early withdrawal charge of 3.0% for shares tendered during the first year, decreasing 1.0% for shares tendered annually thereafter to 0.0% after the third year. BlackRock Senior Floating Rate Fund II, Inc. is subject to an early withdrawal charge of 1.0% for shares tendered during the first year and 0.0% thereafter. The early withdrawal charge is on those shares accepted for tender based on an amount equal to the lesser of the then current net asset value or the original cost of the shares.

The Floating Rate Income Portfolio permits its shareholders to redeem their shares at net asset value (subject, in certain cases, to CDSCs and redemption fees) each day the NYSE is open, by contacting each investor’s financial intermediary, financial professional, or the Floating Rate Income Portfolio. Investor A and Investor C1 Shares of the Floating Rate Income Portfolio will be subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase or exchange. Redemptions may be subject, in certain cases, to a CDSC of 0.75% for Investor A Shares on redemptions of investments made within 18 months of purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more and a CDSC of 1.00% for Investor C1 Shares on redemptions of investments made within one year of purchase. Shares received in the respective Reorganization will not be subject to redemption fees or CDSCs upon the sale of shares of the Combined Fund received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such fees will be applicable to any new shares purchased from the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

While the Senior Floating Rate Funds do not offer a continuous exchange privilege, shareholders of BlackRock Senior Floating Rate Fund, Inc. who sell their shares in a tender offer by the Fund and immediately reinvest the proceeds in Investor B Shares of certain BlackRock open-end funds (“Eligible Investor B Shares”) will not be subject to any early withdrawal charge with respect to the sale of such shares invested in Eligible Investor B Shares. Eligible Investor B Shares may be subject to a CDSC in the event of a redemption based on the 3-year/3.00% early withdrawal charge schedule that applies to shares of BlackRock Senior Floating Rate Fund, Inc. For purposes of calculating the CDSC applicable to a redemption of Eligible Investor B Shares, as well as the holding period for the conversion of Eligible Investor B Shares into another class of shares of the same fund with lower ongoing fees, the time a shareholder was invested in BlackRock Senior Floating Rate Fund, Inc. will count toward the holding period of the Eligible Investor B Shares. Eligible Investor B Shares are subject to an ongoing service fee and an ongoing distribution fee. Similarly, shareholders of BlackRock Senior Floating Rate Fund II, Inc. who sell their shares in a tender offer by the Fund and immediately reinvest the proceeds in Investor C Shares of certain BlackRock open-end funds (“Eligible Investor C Shares”) will not be subject to any early withdrawal charge with respect to the sale of such shares invested in Eligible Investor C Shares. Eligible Investor C Shares may be subject to a CDSC in the event of a redemption. For purposes of calculating the CDSC applicable to a redemption of Eligible Investor C Shares, the time a shareholder was invested in BlackRock Senior Floating Rate Fund II, Inc. will count toward the holding period of the Eligible Investor C Shares. Eligible Investor C Shares are subject to an ongoing service fee and an ongoing distribution fee.

Shareholders of the Floating Rate Income Portfolio may exchange $1,000 or more of Investor A Shares into Investor A Shares of another fund in the BlackRock open-end fund complex that offers that class of shares, or $1,000 or more of Investor C1 Shares into Investor C Shares of another fund in the BlackRock open-end fund complex which offers that class of shares (or can exchange less than $1,000 of Investor A or Investor C1 Shares for those who already have an account in the fund into which they are exchanging).

Risks of the Funds

Because of their similar investment objectives and investment strategies, the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Senior Floating Rate Funds	Floating Rate Income Portfolio
Convertible Securities Risk	Non-Principal Risk	Principal Risk
Corporate Loans Risk	Principal Risk	Principal Risk
Counterparty Risk	Principal Risk	Principal Risk
Credit Risk	Principal Risk	Principal Risk

Risk	Senior Floating Rate Funds	Floating Rate Income Portfolio
Concentration Risk	Principal Risk	N/A
Derivatives Risk	Principal Risk	Principal Risk
Distressed Securities Risk	Principal Risk	Principal Risk
Dividend Risk	Principal Risk	Principal Risk
Emerging Markets Risk	Non-Principal Risk	Principal Risk
Equity Security Risk	Non-Principal Risk	Principal Risk
Event Risk	Principal Risk	Principal Risk
Extension Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
High Portfolio Turnover Risk	Non-Principal Risk	Principal Risk
Interest Rate Risk	Principal Risk	Principal Risk
Junk Bonds Risk	Principal Risk	Principal Risk
Liquidity Risk	Principal Risk	Principal Risk
Liquidity of Shares Risk	Principal Risk	N/A
Market Risk and Selection Risk	Principal Risk	Principal Risk
“Master/Feeder” Structure Risk	Principal Risk	N/A
Mezzanine Securities Risk	Non-Principal Risk	Principal Risk
Non-diversification	Principal Risk	N/A
Preferred Securities Risk	Non-Principal Risk	Principal Risk
Prepayment Risk	Principal Risk	Principal Risk
Second Lien Loans Risk	Non-Principal Risk	Principal Risk
Senior Loans Risk	Principal Risk	Principal Risk
Structured Products Risk	Principal Risk	Principal Risk
U.S. Government Issuer Risk	Principal Risk	Principal Risk

The following are the principal risks involved with an investment in the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio:

Corporate Loans Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. The corporate loans in which the Fund invests are usually rated below investment grade. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Counterparty Risk—The counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Distressed Securities Risk—Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund generally will not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dividend Risk—Because many of the corporate loans held by the Fund will have floating or variable interest rates, the amounts of the Funds’ monthly distributions to their stockholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to stockholders will likewise decrease.

Event Risk—Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk—Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States—The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk—Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk—The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards—Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk—Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Interest Rate Risk—Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Senior Loans Risk—There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and BlackRock Advisors relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of BlackRock Advisors.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Liquidity Risk.”

Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The senior loans in which the Fund invests are usually rated below investment grade. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Junk Bonds Risk.” Senior loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

Structured Products Risk—Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

U.S. Government Issuer Risk—Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The following are additional principal risks involved in an investment in the Senior Floating Rate Funds and the Master LLC:

Concentration—The Master LLC will concentrate its investments in the securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies solely because the issuer of a corporate loan may be deemed to include not only the borrower under a credit agreement, but also the agent bank and any intermediate participant as well. As a result, the Master LLC is subject to certain risks associated with such institutions, including, among other things, changes in government regulation, interest rate levels and general economic conditions.

Liquidity of Shares—The Senior Floating Rate Funds are designed primarily for long term investors and should not be considered a vehicle for trading purposes. Currently, there is no secondary market for the Senior Floating Rate Funds’ common stock, and a secondary market is not expected to develop. To provide liquidity to shareholders, the Board intends to consider making quarterly tender offers to repurchase the Senior Floating Rate Funds’ shares at net asset value per share determined at the close of business on the day the tender offer terminates. However, the Senior Floating Rate Funds’ shares are less liquid than shares of funds traded on a stock exchange, and shareholders who tender Senior Floating Rate Funds shares (held for less than three years for BlackRock Senior Floating Rate Fund, Inc. or held for less than one year for BlackRock Senior Floating Rate Fund II, Inc.) may pay an early withdrawal charge. The Board is not obligated to authorize any tender offer, and there may be quarters in which no tender offer is made. If the Board does not authorize a tender offer, shareholders may be unable to sell their shares. The distributor and other selected dealers are prohibited from making a market in the Senior Floating Rate Funds’ common stock while the Senior Floating Rate Funds either are offering its shares or are making a tender offer to repurchase their shares. Closed-end funds that do trade in a secondary market are subject to the risk that the net asset value of the shares may be higher than the market price, commonly referred to as “trading at a discount.” As long as there is no secondary market for the Senior Floating Rate Funds’ shares, the Senior Floating Rate Funds are not subject to this risk.

“Master/Feeder” Structure—The Master LLC currently has two feeder funds. The Master LLC may accept investments from other feeder funds in addition to its two current feeder funds. Since each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Senior Floating Rate Funds over the operations of the Master LLC. To the extent that other feeder funds tender for a significant portion of their shares, the assets of the Master LLC may decrease. This could cause the Fund’s expense ratio to increase to the extent contributions to the Master LLC do not offset the cash outflows.

Non-diversification—The Senior Floating Rate Funds and the Master LLC are each classified as a “non-diversified company” within the meaning of the 1940 Act, which means that the Master LLC may invest a greater percentage of its assets in the obligations of a single issuer than a diversified investment company. Even though they are non-diversified, the Senior Floating Rate Funds and the Master LLC will comply with the diversification requirements of the U.S. tax laws. However, since the Master LLC may invest a higher percentage of its assets in obligations of a single issuer than a diversified fund, it is more susceptible than a diversified fund to any economic, political or regulatory occurrence that affects an individual issuer.

The following are additional principal risks involved in an investment in the Floating Rate Income Portfolio:

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Emerging Markets Risk—The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Floating Rate Income Portfolio could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Floating Rate Income Portfolio’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Floating Rate Income Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Floating Rate Income Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk—Common stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Floating Rate Income Portfolio could decline if the financial condition of the companies the Floating Rate Income Portfolio invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

High Portfolio Turnover Risk—The Floating Rate Income Portfolio may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Floating Rate Income Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Floating Rate Income Portfolio portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and, in the event of a gain, would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Floating Rate Income Portfolio performance.

Mezzanine Securities Risk—Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Preferred Securities Risk—Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Second Lien Loans Risk—Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.

An investment in the Senior Floating Rate Funds and the Floating Rate Income Portfolio is also subject to other non-principal risks. For additional information regarding these other non-principal risks of the Floating Rate Income Portfolio, see the Floating Rate Income Portfolio Prospectus, which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference and the Floating Rate Income Portfolio SAI, which is incorporated herein by reference.

There is no guarantee, after the applicable Reorganization, that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the shareholders of the Senior Floating Rate Funds could lose money. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF THE SENIOR FLOATING RATE FUNDS AND THE FLOATING RATE INCOME PORTFOLIO

Investment Objectives and Principal Investment Strategies

Senior Floating Rate Funds.

Each of the Senior Floating Rate Funds invests through the Master LLC. The investment objective of the Senior Floating Rate Funds is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”), primarily in the form of participation interests (as defined below) in corporate loans made by banks or other financial institutions. The investment objective of the Senior Floating Rate Funds is a “fundamental policy” and may not be changed without shareholder approval.

Under normal market conditions, the Master LLC invests at least 80% of an aggregate of (i) its net assets (including any proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes in corporate loans that have floating or variable interest rates. Under normal market conditions, at least 65% of the total assets of the Master LLC will be invested in floating rate or variable rate loans made to corporate borrowers. Corporate loans to other than corporate borrowers (such as municipalities or governments) are not counted for purposes of the 65% test, but are counted for purposes of the 80% test. Generally, the Master LLC invests at least 80% of its assets in senior collateralized corporate loans. A significant portion of such corporate loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. The Master LLC will invest in a corporate loan only if in BlackRock Advisor’s judgment the borrower can meet debt service on such a loan. The Master LLC may invest without limitation and generally intends to invest a substantial portion of its assets in corporate loans rated below investment grade by established rating agencies (e.g. BB or below by S&P or Ba or below by Moody’s), or that are unrated but considered by BlackRock Advisors to be of similar quality. The Master LLC also may invest up to 20% of its total assets in senior loans made on an unsecured basis.

The Master LLC may invest up to 20% of its total assets in cash or in short-term instruments including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money instruments (such as certificates of deposit and bankers’ acceptances), money market funds, corporate and commercial obligations (such as commercial paper and medium-term notes), repurchase agreements and similar short-term securities and instruments. Such short-term instruments, which need not be secured, are all rated investment grade (rated Baa, P-3 or higher by Moody’s or BBB, A-3 or higher by S&P or, if unrated, determined to be of comparable quality in the judgment of BlackRock Advisors). Such short-term instruments or cash may not exceed 20% of the Master LLC’s total assets, except during interim periods pending investment of the net proceeds of public offerings of the Master LLC’s securities and during temporary defensive periods when, in the opinion of BlackRock Advisors, suitable corporate loans are not available for investment by the Master LLC or prevailing market or economic conditions warrant.

To a limited extent, incidental to and in connection with its lending activities, the Master LLC also may acquire warrants and other debt and equity securities. The Master LLC also may acquire other debt and equity securities of the borrower in connection with an amendment, waiver, conversion or exchange of a corporate loan or in connection with a bankruptcy or workout of the borrower. The Master LLC has no restrictions on portfolio maturity or duration, but it is anticipated that a majority of the corporate loans in which it will invest will have stated maturities ranging from three to ten years. As a result of prepayments, however, it is expected that the average life of the corporate loans will be in the two to three year range. The Master LLC may invest in corporate loans made to U.S. or non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by BlackRock Advisors for U.S. borrowers.

The Master LLC may engage in certain interest rate hedging transactions, such as “swaps,” “caps” or “floors,” to reduce the Master LLC’s exposure to interest rate movements. The Master LLC also may invest in corporate loans that pay interest and principal in a currency other than U.S. dollars if the loan arrangement also includes a foreign currency swap that entitles the Master LLC to receive payments in U.S. dollars, or if the Master LLC attempts to hedge the foreign currency exposure itself utilizing forward contracts, swaps or other methods.

A corporate loan in which the Master LLC may invest typically is originated, negotiated and structured by a syndicate of lenders (“co-lenders”) consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate (the “agent bank”).

Co-lenders may sell corporate loans to third parties called “participants.” The Master LLC invests in a corporate loan either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the corporate loan from a co-lender or a participant (collectively, “participation interests”).

Floating Rate Income Portfolio.

The investment objective of the Floating Rate Income Portfolio is to provide high current income, with a secondary objective of long-term capital appreciation.

The Floating Rate Income Portfolio normally invests 80% of its assets in a diversified portfolio that effectively enables the Floating Rate Income Portfolio to achieve a floating rate of income, including, but not limited to, any combination of the following securities: (i) senior secured floating-rate loans or debt; (ii) second lien or other subordinated or unsecured floating-rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Floating Rate Income Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Floating Rate Income Portfolio may also purchase, without limitation, participations or assignments in senior loans or second lien loans. For purposes of the Floating Rate Income Portfolio’s investments, the term debt includes investments in convertible or preferred securities.

The Floating Rate Income Portfolio may invest in securities of any credit quality without limitation, including securities rated below investment grade. The Floating Rate Income Portfolio anticipates that, under current market conditions, substantially all of its portfolio will consist of securities rated below investment grade, which are commonly referred to as “junk bonds.”

The Floating Rate Income Portfolio may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

The Floating Rate Income Portfolio may invest up to 20% of its assets in fixed income securities with respect to which the Floating Rate Income Portfolio has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Such fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, structured products and U.S. government debt securities.

The Floating Rate Income Portfolio’s investments in any fixed income securities may be of any duration or maturity.

The Floating Rate Income Portfolio may invest in securities of foreign issuers, including issuers located in emerging markets, without limitation.

The Floating Rate Income Portfolio may also invest in illiquid securities.

The Floating Rate Income Portfolio may invest in common stocks or other equity securities. In addition, the Floating Rate Income Portfolio may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Floating Rate Income Portfolio may buy or sell options or futures on a security or an index of securities, buy or sell options on futures or enter into credit default swaps and interest rate or foreign currency transactions, including swaps and forward contracts (collectively, commonly known as derivatives). The Floating Rate Income Portfolio may use derivatives for hedging purposes, as well as to increase the total return on its portfolio investments.

The Floating Rate Income Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Combined Fund. Following the completion of one or both of the Reorganizations, the Combined Fund’s investment objective and principal investment strategies will remain those described in this Combined Prospectus/Proxy Statement and in the Floating Rate Income Portfolio’s Prospectus, which is incorporated by reference, for the Floating Rate Income Portfolio.

Comparison of Investment Objectives and Strategies

The investment objectives of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are similar. All of the Funds seek to provide high current income; however, the Senior Floating Rate Funds and the Master LLC seek to preserve capital while the Floating Rate Income Portfolio seeks to grow capital over the long-term. Also, in the case of the Floating Rate Income Portfolio, the investment objective is not a fundamental policy and thus may be changed after providing shareholders 30 days’ prior notice but without shareholder approval. In the case of the Senior Floating Rate Funds and the Master LLC, on the other hand, the investment objectives are fundamental and may only be changed with the prior approval of the respective Senior Floating Rate Fund’s and Master LLC’s shareholders. Each Fund employs similar strategies in achieving its respective objective. The Senior Floating Rate Funds pursue their respective investment objectives through the Master LLC, while the Floating Rate Income Portfolio pursues its investment objective directly.

The advisers to each of the Master LLC and the Floating Rate Income Portfolio follow a similar investment process. The Master LLC’s adviser seeks to invest in borrowers that in the adviser’s judgment can meet debt service on their loans. The Master LLC’s adviser takes into consideration the financial ratios of the borrower, the nature of the industry in which the borrower is engaged, the nature of the borrower’s assets and the general quality of the borrower. Similarly, the Floating Rate Income Portfolio’s adviser seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The analysis of the Floating Rate Income Portfolio’s adviser includes a consideration of factors similar to those described above for the Master LLC.

The Master LLC and the Floating Rate Income Portfolio generally invest at least 80% of their respective assets in floating rate investments. Both the Master LLC and the Floating Rate Income Portfolio may invest without limit in securities rated below investment grade and a substantial portion of each of their respective portfolios may consist of investments rated below investment grade. The principal difference between the principal strategies of the Master LLC and the Floating Rate Income Portfolio is that the floating rate investments of the Master LLC will consist primarily of senior secured corporate loans, while the floating rate investments of the Floating Rate Income Portfolio will consist of a combination of senior secured loans and second lien or other subordinated or unsecured loans. Generally, the Master LLC invests at least 80% of its assets in senior collateralized corporate loans. While the Master LLC may not invest more than 20% of its assets in unsecured loans, the Floating Rate Income Portfolio does not have a similar restriction. The Floating Rate Income Portfolio may also invest in floating rate convertible and preferred securities, in addition to corporate loans as part of its 80% policy. The Master LLC does not have such a policy, but may, to a limited extent, make such investments in connection with its lending activities. Under normal market conditions, the Master LLC invests at least 65% of its assets in floating rate loans to corporate borrowers (excluding municipalities and governments). The Floating Rate Income Portfolio does not have a similar restriction. The Floating Rate Income Portfolio may also invest up to 10% of its assets in common stock and other equity securities. The Master LLC does not have such a policy, but may, to a limited extent, make such investments in connection with its lending activities. Both the Master LLC and the Floating Rate Income Portfolio may make investments in fixed rate securities, however, the Master LLC generally may not invest more than 20% of its assets in fixed rate investments while the Floating Rate Income Portfolio may invest more than 20% of its assets in fixed rate investments if it enters into a derivative agreement to effectively convert the fixed rate of interest to a variable payment.

The Floating Rate Income Portfolio may also invest in all securities of foreign issuers. The Master LLC may invest in corporate loans of foreign issuers and, to a limited extent, in other securities of foreign issuers in connection with its lending activities. To the extent, however, the Master LLC makes investments in such corporate loans, the corporate loan facility governing the loan must provide for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements or the Master LLC must otherwise attempt to hedge the currency exposure by utilizing forward contracts, swaps or other methods. Therefore, the Master LLC must hedge its currency exposure, while the Floating Rate Income Portfolio is not required to engage in such hedging.

Another difference between the Master LLC and the Floating Rate Income Portfolio is that the Master LLC may not invest more than 20% of its assets in short-term investments unless necessary for temporary defensive purposes. The Floating Rate Income Portfolio is not subject to a similar limitation.

The Floating Rate Income Portfolio may invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations or financial restructuring. The Master LLC may also invest in distressed issuers.

As part of the primary strategies of the Floating Rate Income Portfolio, the Fund may buy or sell options or futures on a security or an index of securities or options on futures, while this is not a strategy of the Master LLC. While the Master LLC may not invest in put, call, straddle or spread options, the Master LLC may invest in derivative instruments including credit default swaps, forward contracts and futures.

The investments of both the Master LLC and the Floating Rate Income Portfolio may be of any maturity or duration, however, it is anticipated that a majority of the loans held by the Master LLC will have a stated maturity of between 3 and 10 years and an expected average life of 2 to 3 years due to prepayments.

As a closed-end fund, the Master LLC has no restriction as to how much of its assets it may invest in illiquid securities. As an open-end fund, the Floating Rate Income Portfolio may not invest more than 15% of its assets in illiquid investments.

Each of the Funds, the Master LLC, and certain other funds managed by BlackRock Advisors and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which is renewed annually (the “Credit Agreement”). The Funds may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes (but not for investment purposes in the case of the Floating Rate Income Portfolio). In addition, the Floating Rate Income Portfolio may enter into a separate, stand-alone credit facility to borrow to meet shareholder redemptions and for other lawful purposes. If the Floating Rate Income Portfolio borrows pursuant to either credit facility, the Fund will incur additional interest expense and other fees and expenses, which may increase net Fund expenses borne by the remaining shareholders of the Fund. During periods of high redemptions, increases in the Fund’s expense ratio could be significant.

The Floating Rate Income Portfolio also has certain non-principal strategies that are compatible with those of the principal and non-principal strategies of the Senior Floating Rate Funds and the Master LLC.

Fundamental Investment Restrictions

The fundamental investment restrictions of each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are similar and cannot be changed without shareholder approval. Certain investment restrictions are common to each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio. Generally, the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio may not: (i) invest for the purpose of exercising control; (ii) underwrite securities of other issuers; (iii) purchase or sell real estate, except that to the extent permitted by applicable law, they may invest in securities secured by real estate; or (iv) purchase or sell commodities, except to the extent appropriate pursuant to their investment policies and in accordance with applicable law.

Certain fundamental investment restrictions are different among the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio. Certain of those differences are noted below:

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While each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are prohibited from lending securities in excess of 33 1/3% of their respective assets, the Floating Rate Income Portfolio is further restricted to only lending securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

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While the Floating Rate Income Portfolio may invest in other investment companies, subject to the limits under the 1940 Act, the Senior Floating Rate Funds and the Master LLC may only purchase securities of other investment companies in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies provided certain requirements are met and only if immediately thereafter no more than 10% of the respective fund’s total assets would be invested in such securities.

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Each of the Senior Floating Rate Funds and the Master LLC is classified as non-diversified, which means that each Senior Floating Rate Fund is not limited by the 1940 Act with respect to the proportion of its assets that may be invested in the securities of a single issuer, while the Floating Rate Income Portfolio is classified as diversified, which means that the Floating Rate Income Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Floating Rate Income Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Floating Rate Income Portfolio or BlackRock Funds II, except that up to 25% of the value of the Floating Rate Income Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of the Floating Rate Income Portfolio’s limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Floating Rate Income Portfolio, does not exceed 10% of the value of the Floating Rate Income Portfolio’s total assets.

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Each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio may not invest more than 25% of its total assets in the securities of issuers in any one industry except with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; provided, however, that in the case of the Floating Rate Income Portfolio such limitation also does not apply with respect to tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions. Furthermore, the Master LLC and the Senior Floating Rate Funds will invest more than 25% and may invest up to 100% of their respective assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.

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Each of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio may borrow money in amounts up to 33 1/3% of the value of their respective total assets; however, the Floating Rate Income Portfolio is limited to borrowing from banks or entering into reverse repurchase agreements or dollar rolls. Under the 1940 Act, each of the Senior Floating Rate Funds, the Master LLC, and the Floating Rate Income Portfolio may borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary defensive purposes.

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Each of the Senior Floating Rate Funds and the Master LLC may issue shares of preferred stock representing up to approximately 50% of the its total assets immediately after such borrowing or issuance. The Floating Rate Income Portfolio may not issue senior securities representing preferred shares.

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The Floating Rate Income Portfolio may purchase securities on margin. The Senior Floating Rate Funds and the Master LLC may not purchase securities on margin, except that the Senior Floating Rate Funds and the Master LLC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

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The Senior Floating Rate Funds and the Master LLC may not make short sales of securities, while the Floating Rate Income Portfolio may make short sale of securities up to 10% of the value of its total assets. The Floating Rate Income Portfolio may make short sales “against the box” without regard to its 10% restriction.

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The Senior Floating Rate Funds and the Master LLC may not invest in put, call, straddle or spread options. The Floating Rate Income Portfolio may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

For more information about the fundamental investment restrictions of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio see Appendix A.

Differences Between Open-End and Closed-End Investment Companies

The Senior Floating Rate Funds are currently registered as closed-end investment companies under the 1940 Act. Except under certain specified circumstances, closed-end investment companies do not redeem their outstanding shares of stock. Ordinarily there is no secondary market for the Senior Floating Rate Funds’ common stock and periodic tender offers are the only source of liquidity for the shareholders of the applicable Senior Floating Rate Fund. The Board has consistently made tender offers on a quarterly basis, and the Board currently anticipates continuing this practice. There can be no assurance, however, that the Board will decide to undertake the making of any tender offer if the respective Reorganization is not completed. In light of each Board’s approval of its Senior Floating Rate Fund’s Reorganization with the Floating Rate Income Portfolio, an open-end fund, the possibility that such Reorganization will be completed during the first quarter of 2011 and in an effort to save expenses, each Board currently does not intend to conduct a tender offer in the first quarter of 2011. Each Board may reconsider, depending on the circumstances at the time, whether to conduct a tender offer in the first quarter of 2011, although there can be no assurance such a tender offer would be held. However, if the Reorganization of a Senior Floating Rate Fund is approved and completed the shareholders of the applicable Senior Floating Rate Fund will receive shares of the Floating Rate Income Portfolio, an open-end investment company.

In contrast to closed-end investment companies, open-end investment companies such as the Floating Rate Income Portfolio, commonly referred to as “mutual funds,” issue redeemable securities. As holders of the redeemable securities of the Combined Fund after the completion of the respective Reorganization, Combined Fund shareholders will have the right to surrender those securities on a daily basis to the Combined Fund and receive an amount equal to the net asset value of the shares less any applicable redemption fee or CDSC. The price of the shares is based on the next calculation of the Combined Fund’s net asset value after the order is placed. BlackRock Advisors will normally mail redemption proceeds within seven days following receipt of a properly completed request. Open-end investment companies (including the Combined Fund) also typically continuously offer new shares to investors based on the net asset value of such shares next computed after receipt of a valid purchase order, plus any applicable initial sales charge.

Investors wishing to acquire additional shares of the Combined Fund will be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with the Distributor, or directly from the Combined Fund’s transfer agent (the “Transfer Agent”). Such shares would be purchased at their net asset value plus any applicable initial sales charge. The Combined Fund’s net asset value per share is calculated as described below under “Purchase, Exchange, Redemption and Valuation of Shares—Valuation of Shares.” In its Reorganization, BlackRock Senior Floating Rate Fund, Inc. shareholders will receive Investor A

Shares of the Floating Rate Income Portfolio without paying an initial sales charge. In its Reorganization, BlackRock Senior Floating Rate Fund II, Inc. shareholders will receive Investor C1 Shares of the Floating Rate Income Portfolio without paying an initial sales charge. The respective former shareholders of the Senior Floating Rate Funds will not be subject to any withdrawal charges, CDSCs or redemption fees upon the sale of Shares of the Combined Fund that they receive in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although sales charges, CDSCs and/or redemption fees may be applicable to any new investment by any such shareholder in the Combined Fund following the respective Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

Some of the other legal and practical differences between the Senior Floating Rate Funds’ present operation as closed-end investment companies and the Combined Fund’s operation as an open-end investment company are as follows:

Determination of Net Asset Value. The net asset value per share of each Senior Floating Rate Fund’s common stock is determined once daily each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading based on prices at the time of closing. The Floating Rate Income Portfolio calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing.

Expenses; Potential Net Redemptions. Following the respective Reorganization, a Senior Floating Rate Fund’s shareholders will be invested in an open-end fund that will provide more services to shareholders and incur correspondingly higher shareholder expenses than each of the Senior Floating Rate Funds; however, shareholders of each Senior Floating Rate Fund are expected to experience a lower total annual expense ratio as a shareholder of the Combined Fund due to the Combined Fund’s lower management fee, larger size of the Combined Fund and economies of scale that will result from the Reorganizations. If after the Reorganizations the Combined Fund were to experience substantial net outflows it could potentially have higher expense ratios than each of the Senior Floating Rate Funds subject to applicable expense waivers and reimbursements.

Portfolio Management. Following the respective Reorganization, a Senior Floating Rate Fund’s shareholders will be invested in an open-end investment company that permits shareholder redemptions, which may at times cause the Combined Fund to sell portfolio securities at disadvantageous times or to hold a larger percentage of its portfolio in cash or cash equivalents in order to meet such redemptions, which may affect performance. The sale of portfolio securities could also increase transaction costs, taxable distributions and portfolio turnover. Although not currently the case, as a closed-end investment company, the Senior Floating Rate Funds may be able to be more fully invested than the Combined Fund since they do not need to maintain cash reserves. Daily redemptions may also decrease the asset base of the Combined Fund, thus negating some of the potential benefits of economies of scale. On the other hand, BlackRock Advisors has indicated it believes that the Combined Fund may be a more sustainable product and that investors today generally prefer to use open-end funds as vehicles for their bank loan investments. Thus, BlackRock Advisors has indicated it expects a greater likelihood of positive cash flow from ongoing sales of shares of the Floating Rate Income Portfolio which might potentially place the Combined Fund in a better position to take advantage of investment opportunities than the Senior Floating Rate Funds, which are expected to experience net outflows in the future.

Investment Restrictions. The 1940 Act and SEC staff interpretations of the 1940 Act impose more strenuous restrictions on open-end investment companies than are imposed on closed-end investment companies with respect to illiquid securities, senior securities and borrowing.

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The Floating Rate Income Portfolio is subject to the restriction that no more than 15% of its net assets be invested in securities that are not readily marketable (otherwise known as “illiquid securities”).

Currently, as a closed-end fund, each Senior Floating Rate Fund and the Master LLC may invest 100% of its total assets in illiquid securities, although the Senior Floating Rate Funds currently do not have more than 15% of their assets invested in illiquid securities.

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The 1940 Act prohibits open-end investment companies, such as the Floating Rate Income Portfolio, from issuing “senior securities” representing preferred stock or indebtedness, except that such companies may borrow from banks as long as they have an asset coverage of at least 300% for all borrowings. Closed-end investment companies such as the Senior Floating Rate Funds and the Master LLC, in contrast, are permitted to issue senior securities representing indebtedness (i.e. bonds, debentures, notes and other similar securities) when there is asset coverage of at least 300% for all borrowings, and are not limited to borrowings from banks and may issue preferred stock subject to various limitations (including a 200% asset coverage test). The Floating Rate Income Portfolio may issue more than one class of voting stock provided that each class has a different service and/or distribution arrangement, pays the expenses attributable to the class and has certain voting rights set forth in the rule promulgated under the 1940 Act. The Senior Floating Rate Funds are not permitted to issue senior securities representing either indebtedness or equity if after such issuance the respective Senior Floating Rate Fund would have outstanding more than one class of senior debt securities or more than one class of equity securities (other than in certain limited circumstances). Any class of senior indebtedness or equity, however, may be issued in one or more series.

Shareholder Services. After the respective Reorganization, a Senior Floating Rate Fund’s shareholders will have access to various services that are often available to shareholders in an open-end investment company. These types of services are typical of open-end funds and include: (i) enabling shareholders to continuously exchange their investment from one fund into another fund that is part of the same family of open-end funds at little or no cost to the shareholders; (ii) allowing systematic investments on a periodic basis from checking or savings accounts; (iii) allowing automatic reinvestment of distributions into another BlackRock open-end fund without any fees or sales charges and (iv) allowing investors to receive regular distributions. While the Senior Floating Rate Funds do not offer a continuous exchange privilege, shareholders of the Senior Floating Rate Funds who sell shares in a tender offer by the respective Senior Floating Rate Fund and immediately reinvest the proceeds in certain shares of other BlackRock open-end funds (“Eligible Shares”) will not be subject to an early withdrawal charge with respect to the sale of such shares invested in Eligible Shares. Eligible Shares may be subject to a CDSC in the event of redemption.

Minimum Investment. As is typical with open-end funds, the Floating Rate Income Portfolio generally requires minimum shareholder account sizes in order to reduce the administrative burdens and costs incurred in maintaining numerous small accounts. Each Senior Floating Rate Fund also has minimum initial and subsequent investment requirements. Each Fund imposes a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $50. Each Fund may waive or reduce the minimum for certain retirement plans. Any such minimum investment requirement will not apply to existing shareholders of Senior Floating Rate Funds at the time of the Reorganizations, except with respect to minimums for subsequent investments (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the Reorganizations).

Performance History

The following disclosure describes the past performance of an investment in each of the Senior Floating Rate Funds. Past performance is not predictive of future performance. For more information concerning the performance of the Senior Floating Rate Funds, please refer to each Senior Floating Rate Fund’s Prospectus and each Senior Floating Rate Fund’s Annual Report, each of which is incorporated herein by reference. Because the Floating Rate Income Portfolio commenced operations on July 9, 2010, there is no historical performance information shown. Performance information for the Floating Rate Income Portfolio will be presented in the Floating Rate Income Portfolio’s annual report after the Floating Rate Income Portfolio has been in operation for one full calendar year.

Senior Floating Rate Funds

From time to time the Senior Floating Rate Funds may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

The yield of the Senior Floating Rate Funds refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by aggregating the total distribution for the most recent trailing 12 months and dividing by the period end net asset value. For the fiscal year ended August 31, 2010, the BlackRock Senior Floating Rate Fund, Inc. distributed income dividends of $0.3611 per share, representing a net annualized yield of 4.76%, based on a fiscal year-end per share net asset value of $7.59. For the fiscal year ended August 31, 2010, the BlackRock Senior Floating Rate Fund II, Inc. distributed income dividends of $0.3795 per share, representing a net annualized yield of 4.62%, based on a fiscal year-end per share net asset value of $8.22.

The Senior Floating Rate Funds also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

Set forth below is total return information for the shares of the Senior Floating Funds for the periods indicated, including periods prior to each Fund’s conversion to a “master/feeder” structure. BlackRock Senior Floating Rate Fund, Inc. converted to master/feeder structure on February 10, 2003 and BlackRock Senior Floating Rate Fund II, Inc. converted to a master/feeder structure on October 6, 2000.

For the fiscal year ended August 31, 2010, the annual total return of the BlackRock Senior Floating Rate Fund, Inc. was 11.20%, based on the change in per share net asset value from $7.16 to $7.59, and assuming reinvestment of all dividends. For the period November 3, 1989 (commencement of operations) to August 31, 2010, the aggregate total return of the Fund was 180.95%, based on the change in per share net asset value from $10.00 to $7.59 and assuming reinvestment of all dividends.

For the fiscal year ended August 31, 2010, the annual total return of the BlackRock Senior Floating Fund II, Inc. was 10.97%, based on the change in per share net asset value from $7.76 to $8.22, and assuming reinvestment of all dividends. For the period March 26, 1999 (commencement of operations) to August 31, 2010, the aggregate total return of the Fund was 54.51%, based on the change in per share net asset value from $10.00 to $8.22 and assuming reinvestment of all dividends.

The calculation of yield and total return does not reflect the imposition of any early withdrawal charges.

Yield and total return figures are based on each Senior Floating Rate Fund’s historical performance and are not intended to indicate future performance. The Fund’s yield is expected to fluctuate, and its total return varies depending on market conditions, the corporate loans and other securities comprising the Master LLC’s portfolio, the Master LLC’s and the Fund’s operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

On occasion, each Senior Floating Rate Fund may compare its yield to (1) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (2) the certificate of deposit (CD) rate, quoted daily in The Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million and more, (3) one or more averages compiled by iMoneyNet, Inc.’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index™ for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (5) yield data published by Lipper, or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the CD rate, the iMoneyNet, Inc.’s averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund’s yield or relative performance for any future period.

BlackRock Advisors, the Boards and the Trust Board believe that BlackRock Senior Floating Rate Fund, Inc. is the more appropriate accounting and performance survivor in the event that either only the BlackRock Senior Floating Rate Fund, Inc. Reorganization is approved or both Reorganizations are approved because the Combined Fund is expected to be managed by the same portfolio management team that has managed the Master LLC, with one additional portfolio manager, and because BlackRock Senior Floating Rate Fund, Inc. is the larger of the Senior Floating Rate Funds and has a longer performance history than any other Fund involved in a Reorganization. In addition, the Floating Rate Income Portfolio is a relatively new fund that commenced operations on July 9, 2010. In the event that only the BlackRock Senior Floating Rate Fund II, Inc. Reorganization is approved, BlackRock Advisors believes that BlackRock Senior Floating Rate Fund II, Inc. is the more appropriate accounting and performance survivor for similar reasons. Consistent with the flexibility permitted by the Senior Floating Rate Funds’, the Master LLC’s and the Floating Rate Income Portfolio’s investment strategies, the portfolio management team is generally managing the Master LLC and the Floating Rate Income Portfolio in the same manner.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the Master LLC’s and the Floating Rate Income Portfolio’s investments and their business operations subject to the oversight of the applicable Board and the Trust Board, respectively. While BlackRock Advisors is ultimately responsible for the management of the Master LLC and the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors and its affiliates had approximately $3.446 trillion in investment company and other portfolio assets under management as of September 30, 2010.

Each of the Senior Floating Rate Funds invests all of its assets in the Master LLC and thus all portfolio management occurs at the Master LLC level. The Master LLC is managed by a team of financial professionals led by Leland Hart, Managing Director at BlackRock, Inc. and C. Adrian Marshall, Director at BlackRock, Inc., CFA, who are jointly and primarily responsible for the day-to-day management of the Master LLC and the selection of its investments. Messrs. Hart and Marshall have managed the Master LLC since 2009. The Floating Rate Income Portfolio is managed by a team of financial professionals led by Leland Hart, C. Adrian Marshall, CFA, and James Keenan, CFA, Managing Director of BlackRock, Inc. who are jointly and primarily responsible for the day-to-day management of the Floating Rate Income Portfolio and the selection of its investments. Messrs. Hart, Marshall and Keenan have managed the Floating Rate Income Portfolio since July 2010. The Floating Rate Income Portfolio SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Floating Rate Income Portfolio. The chart below sets forth additional information regarding Messrs. Hart, Marshall, and Keenan.

Portfolio Manager	Primary Role	Title and Recent Biography

Leland Hart	Responsible for the day-to-day management of each of the Master LLC’s and the Floating Rate Income Portfolio’s overall investment strategy and overseeing the management of each of the Master LLC and the Floating Rate Income Portfolio.	Managing Director of BlackRock, Inc. since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.

Portfolio Manager	Primary Role	Title and Recent Biography

C. Adrian Marshall, CFA	Responsible for the day-to-day management of each of the Master LLC’s and the Floating Rate Income Portfolio’s overall investment strategy and overseeing the management of each of the Master LLC and the Floating Rate Income Portfolio.	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc. from 2004 to 2007.

James Keenan, CFA	Responsible for the day-to-day management of the Floating Rate Income Portfolio’s overall investment strategy and overseeing the management of the Floating Rate Income Portfolio.	Managing Director of BlackRock, Inc. since 2008; Head of the Leveraged Finance Portfolio Team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.

Senior Floating Rate Funds. As discussed above, each Senior Floating Rate Fund invests all of its assets in the Master LLC and thus all portfolio management occurs at the Master LLC level. The Master LLC has entered into a management agreement with BlackRock Advisors (the “Master Management Agreement”). For advisory services, the Master LLC pays BlackRock Advisors a fee at the annual rate of 0.95% of the Master LLC’s average daily net assets. The Master LLC may accept investments from other feeder funds, and all the feeders of the Master LLC, including the Senior Floating Rate Funds, bear the portfolio’s expenses in proportion to their assets.

BlackRock Advisors has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock Advisors, under which BlackRock Advisors pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock Advisors under the Master Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Master LLC’s portfolio.

BlackRock Advisors may waive a portion of the Master LLC’s management fee in connection with the Master LLC’s investment in an affiliated money market fund.

A discussion of the basis for the Boards’ approval of the Master Management Agreement with BlackRock Advisors and the sub-advisory agreement between BlackRock Advisors and the Sub-Adviser is included in the Annual Report for the respective Senior Floating Rate Fund.

Floating Rate Income Portfolio. The Floating Rate Income Portfolio has entered into a management agreement with BlackRock Advisors (the “Floating Rate Income Portfolio Management Agreement”). The maximum annual management fee (as a percentage of average daily net assets) that currently can be paid to BlackRock Advisors under the Floating Rate Income Portfolio Management Agreement is 0.55% of the Floating Rate Income Portfolio’s average daily net assets.

The Floating Rate Income Portfolio Management Agreement will remain in place following the closing of one or both of the Reorganizations and the contractual management fee rate of the Combined Fund under the Floating Rate Income Portfolio Management Agreement will be identical to the current contractual management fee rate applicable to the Floating Rate Income Portfolio. Currently, the Floating Rate Income Portfolio is subject to a contractual management fee at the effective rate of 0.55% for amounts up to $1 billion, 0.50% for amounts between $1 billion and $2 billion, 0.475% for amounts between $2 billion and $3 billion, and 0.450% for amounts greater than $3 billion, in each case of the Floating Rate Income Portfolio’s average daily net assets.

Following the closing of the respective Reorganization, BlackRock Advisors has contractually agreed to waive and/or reimburse fees in order to limit the Combined Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest expense, acquired fund fees and expenses and certain other Combined Fund expenses) for Investor A Shares to 1.05% and for Investor C1 Shares to 1.80% of average daily net assets until February 1, 2012. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of BlackRock Funds II or by a vote of a majority of the outstanding voting securities of the Floating Rate Income Portfolio.

With respect to the contractual agreement described above, if during the Floating Rate Income Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock Advisors, are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement, provided that: (1) the fund of which the share class is a part has more than $50 million in assets and (2) BlackRock Advisors or an affiliate serves as the fund’s manager or administrator.

BlackRock Advisors has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock Advisors, under which BlackRock Advisors pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock Advisors under the Floating Rate Income Portfolio Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Floating Rate Income Portfolio’s portfolio. The annual sub-advisory fees payable by BlackRock Advisors (as a percentage of average daily net assets) are 0.350% for amounts up to $1 billion, 0.300% for amounts between $1 billion and $2 billion, 0.275% for amounts between $2 billion and $3 billion, and 0.250% for amounts greater than $3 billion.

A discussion of the basis for the Trust Board’s approval of the Floating Rate Income Portfolio Management Agreement with BlackRock Advisors and the sub-advisory agreement between BlackRock Advisors and the Sub-Adviser is included in the Floating Rate Income Portfolio’s Annual Report.

Following the completion of one or both of the Reorganizations, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Floating Rate Income Portfolio Management Agreement, the major elements of which are described below. The Master Management Agreement contains substantially similar terms.

Terms of each Fund’s Management Agreement. Each management agreement generally provides that, subject to the oversight of the board of directors/trustees, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (b) provide a continuous investment program for the Fund, (c) arrange for the purchase and sale of securities and other investments held in the investment portfolio of the Fund; and (d) provide investment research to the Fund. BlackRock Advisors will provide the services in accordance with the Fund’s respective investment objectives and policies as stated in their registration statements and the resolutions of the board of directors/trustees. The Master Management Agreement also provides for the provision of certain administrative services by BlackRock Advisors. With respect to the Floating Rate Income Portfolio, such administrative services, as applicable, are either being provided by BlackRock Advisors pursuant to the Floating Rate Income Portfolio Management Agreement or by BlackRock Advisors or BNY Mellon Investment Servicing (US) Inc pursuant to the Administration Agreement (as defined below).

Under each management agreement, BlackRock Advisors is required to comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) manage the Fund’s portfolio consistent with the provisions of the Fund’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

Each management agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Fund.

Under each management agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the management agreement. Under each management agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each management agreement is terminable by vote of the board of directors/trustees or by the holders of a majority of the outstanding voting securities (as that term is used in the 1940 Act) of the Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the Fund on 60 days’ written notice to the Fund. BlackRock Advisors is as liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

Sub-Adviser. BlackRock Advisors has engaged the Sub-Adviser to act as the Master LLC’s and the Floating Rate Income Portfolio’s sub-adviser under separate sub-advisory agreements with the Sub-Adviser (the “Sub-Advisory Agreements”), an affiliate of BlackRock Advisors. The Sub-Adviser is responsible for the day-to-day management of the Master LLC’s and the Floating Rate Income Portfolio’s portfolios. The Sub-Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The sub-advisory fee is paid by BlackRock Advisors to the Sub-Adviser out of its advisory fee and is not paid by the Master LLC or the Floating Rate Income Portfolio. Following the closing of the respective Reorganization, the Sub-Adviser will act as the sub-adviser for the Combined Fund pursuant to the Floating Rate Income Portfolio’s Sub-Advisory Agreement, the major elements of which are described below. The sub-advisory agreement with respect to the Master LLC contains substantially similar terms.

The Sub-Adviser will supervise the day-to-day operations of the Funds and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Funds as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Funds and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Funds; (ii) arrange for the purchase and sale of securities of the Funds; (iii) provide investment research and credit analysis concerning the Funds’ investments; (iv) assist BlackRock Advisors in determining what portion of the Funds’ assets will be invested in cash, cash equivalents and money market instruments; (v) place orders for all purchases and sales of the investments made for the Funds; and (vi) maintain the books and records as are required to support the Funds’ operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors). At the request of BlackRock Advisors, the Sub-Adviser will also, subject to the oversight and supervision of BlackRock Advisors and the direction and control of the board of directors/trustees, provide to BlackRock Advisors or the Funds any of the facilities and equipment and perform the services described in each Fund’s management agreement. In addition, the Sub-Adviser will keep the Funds and BlackRock Advisors informed of developments materially affecting the Funds and shall, on its own initiative, furnish to the Funds from time to time whatever information the Sub-Adviser believes appropriate for this purpose. The Sub-Adviser will periodically communicate to BlackRock Advisors, at such times as BlackRock Advisors may direct, information concerning the purchase and sale of securities for the Funds, including (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as BlackRock Advisors may reasonably require for purposes of fulfilling its obligations to the Funds under the management agreements. The Sub-Adviser will provide the services in accordance with the Funds’ investment objective, policies and restrictions as stated in the Funds’ prospectuses and statements of additional information (as currently in effect and as they may be amended or supplemented from time to time), and the resolutions of the board of directors/trustees.

Under the Sub-Advisory Agreements, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds or BlackRock Advisors in connection with the performance of the Sub-Advisory Agreements. Under the Sub-Advisory Agreements, the Sub-Adviser is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement for the Master LLC is terminable by the Master LLC or BlackRock Advisors, provided that such termination has been approved by the vote of the board of directors/trustees, or by the holders of a majority of the outstanding voting securities of the Master LLC, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Sub-Advisory Agreement for the Floating Rate Income Portfolio is terminable by the Floating Rate Income Portfolio (by vote of the Trust board or by a vote of the majority of the outstanding voting securities of the Floating Rate Income Portfolio) or by BlackRock Advisors, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Sub-Adviser may also terminate its sub-advisory relationship with respect to the Funds on 60 days’ written notice to the Funds.

Administration Agreements

Senior Floating Rate Funds. BlackRock Advisors serves as each Senior Floating Rate Fund’s administrator (the “Administrator”) pursuant to an administration agreement. Under the terms of each administration agreement, the Administrator performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of each Senior Floating Rate Fund, including coordinating tender offers for each Senior Floating Rate Fund’s shares. Under the respective administration agreement, the applicable Senior Floating Rate Fund pays the Administrator a monthly fee at an annual rate of 0.25%, in the case of the BlackRock Senior Floating Rate Fund, Inc., and 0.40%, in the case of the BlackRock Senior Floating Rate Fund II, Inc., of the Fund’s average daily net assets determined in the same manner as the fee payable by the Master LLC under the Master Management Agreement. BlackRock Advisors may from time to time voluntarily waive administration fees with respect to the Senior Floating Rate Funds and may voluntarily reimburse the Senior Floating Rate Funds for expenses. With respect to the BlackRock Senior Floating Rate Fund II, Inc., the administrator has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit total annual expenses (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) to 1.83% of average daily net assets.

Floating Rate Income Portfolio. BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc, (“BNY Mellon”) (the “Administrators”) serve as the Floating Rate Income Portfolio’s co-administrators, pursuant to an administration agreement with BlackRock Funds II (the “Administration Agreement”). Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of BlackRock Funds II’s service providers; (ii) the negotiation of service contracts and arrangements between BlackRock Funds II and its service providers; (iii) acting as liaison between the trustees of BlackRock Funds II and its service providers; and (iv) providing ongoing business management and support services in connection with BlackRock Funds II’s operations. BNY Mellon has agreed to supervise an office facility to receive purchase and redemption orders; furnish BlackRock Funds II with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file Federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute net asset value, net income and net capital gain or loss; and serve as a liaison with the Floating Rate Income Portfolio’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Floating Rate Income Portfolio and may voluntarily reimburse the Fund for expenses. Under the Administration Agreement, BlackRock Funds II pays to BlackRock Advisors and BNY Mellon, on behalf of the Floating Rate Income Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Floating Rate Income Portfolio’s average daily net assets, 0.065% of the next $500 million of the Floating Rate Income Portfolio’s average daily net assets and 0.055% of the average daily net assets of the

Floating Rate Income Portfolio in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of the Floating Rate Income Portfolio, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of the Floating Rate Income Portfolio in excess of $1 billion.

Combined Fund. Following the completion of one or both of the Reorganizations, the Floating Rate Income Portfolio’s current Administrators will continue to serve as the administrators of the Combined Fund under the Administration Agreement.

Other Service Providers

Accounting Agent. State Street Bank and Trust Company, 600 College Road East, Princeton, New Jersey 08540, serves as the Senior Floating Rate Funds’ accounting agent. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware, 19809, serves as the Floating Rate Income Portfolio’s accounting agent.

Custodian. The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the Senior Floating Rate Funds’ and the Master LLC’s custodian. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Floating Rate Income Portfolio’s custodian.

Transfer Agent. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware, 19809, acts as each Fund’s transfer agent.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the Senior Floating Rate Funds and the Master LLC. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Floating Rate Income Portfolio.

Distributor. BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor.

Combined Fund. Following the completion of one or both of the Reorganizations, the Floating Rate Income Portfolio’s current service providers will continue to serve the Combined Fund.

Distribution and Service Fees

Senior Floating Rate Funds. There are no distribution and shareholder service fees for the Senior Floating Rate Funds borne by shareholders. Distribution expenses for the respective Senior Floating Rate Fund will be paid by the respective Senior Floating Rate Fund’s distributor.

Floating Rate Income Portfolio. Investor A Shares have an annual shareholder service fee of 0.25% of the Floating Rate Income Portfolio’s average daily net assets attributable to Investor A Shares and do not pay any distribution fees. Investor C1 Shares have an annual distribution fee of 0.50% of the Floating Rate Income Portfolio’s average daily net assets attributable to Investor C1 Shares and an annual shareholder service fee of 0.25% of the Floating Rate Income Portfolio’s average daily net assets attributable to Investor C1 Shares.

Combined Fund. Following the completion of one or both of the Reorganizations, the Floating Rate Income Portfolio distribution and service fees will be applied to investors on a class level.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Floating Rate Income Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of Investor A and Investor C1 Shares of the Floating Rate Income Portfolio, which policies and procedures will be the same for the Combined Fund following the closing of the respective Reorganizations except as noted below.

Purchasing Shares. The Floating Rate Income Portfolio offers its shares to the public on a continuous basis. Investor A Shares may be purchased through orders placed with its Distributor or the shareholders’ intermediaries. Investor C1 Shares are closed to new purchases (except for shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the BlackRock Senior Floating Rate Fund II, Inc. Reorganization). Investor C1 shareholders can purchase shares of another class of the Fund, subject to meeting applicable eligibility requirements. Shareholders of the Floating Rate Income Portfolio may purchase their shares at net asset value which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions subject to any applicable sales loads. The price of the shares is based on the next calculation of the Floating Rate Income Portfolio’s net asset value after the order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Orders made after the close of trading will be priced based on the next calculation of net asset value per share. The minimum investment of the Floating Rate Income Portfolio is $1,000 for Investor A Shares and Investor C1 Shares.

Exchanging Shares. Floating Rate Income Portfolio shareholders have the right to exchange their Investor A Shares into Investor A Shares of another fund in the BlackRock open-end fund complex that offers that class of shares or Investor C1 Shares into Investor C Shares of another fund in the BlackRock open-end fund complex that offers that class of shares, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Floating Rate Income Portfolio Investor A or Investor C1 Shares of $1,000 or more (exchanges of less than $1,000 may be made if the shareholder already has an account in the fund into which the shareholder is exchanging). Shares are exchanged at net asset value.

Redeeming Shares. The Floating Rate Income Portfolio is subject to a redemption fee of 2.00% of the amount redeemed or exchanged within 30 days of purchase. Investor A and Investor C1 Shares are redeemed at net asset value, adjusted for any applicable deferred sales charges. Investor A Shares do not have a CDSC, except that a CDSC of 0.75% is assessed on certain redemptions made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more. Investor C1 Shares have a CDSC of 1.00% for redemption of an investment within one year after the investment. Shares received in the respective Reorganization will not be subject to CDSCs or redemption fees upon the sale of shares of the Combined Fund received in the respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although such charges and fees may be applicable to any new shares issued by the Combined Fund following the Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganizations).

Investor A and Investor C1 Shares may be redeemed through orders placed with its Distributor or the shareholders’ intermediaries. Shareholders of the Floating Rate Income Portfolio may redeem their shares at net asset value, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The price of the shares is based on the next calculation of the Floating Rate Income Portfolio’s net asset value after the order is placed. For a redemption request to be priced at the net asset value on the day of your request, the request must be submitted to the financial professional or financial intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming. Orders made after the close of trading will be priced based on the next calculation of net asset value per share. BlackRock Advisors will normally mail redemption proceeds within seven days following receipt of a properly completed request.

Following the completion of one or both of the Reorganizations, the current shareholders of the applicable Senior Floating Rate Fund will obtain the ability to redeem their shares at net asset value, free and clear of any withdrawal charge, redemption fee or CDSC.

Valuation of Shares. Following the completion of one or both of the Reorganizations, net asset value will be determined in a manner consistent with the Floating Rate Income Portfolio’s valuation procedures, as described below.

Floating Rate Income Portfolio. When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. The Floating Rate Income Portfolio calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Investor A Shares will have a higher net asset value than Investor C1 Shares. Also, dividends paid on Investor A Shares generally will be higher than dividends paid on Investor C1 Shares because Investor A Shares have lower expenses.

The Floating Rate Income Portfolio’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Floating Rate Income Portfolio values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust Board. Certain short-term debt securities are valued on the basis of amortized cost. If the Floating Rate Income Portfolio invests in foreign securities, these securities may trade on weekends or other days when the Floating Rate Income Portfolio does not price its shares. As a result, the Floating Rate Income Portfolio’s net asset value may change on days when you will not be able to purchase or redeem the Floating Rate Income Portfolio’s shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Floating Rate Income Portfolio’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock Advisors to be reliable, the Floating Rate Income Portfolio’s investments are valued at fair value. Fair value determinations are made by BlackRock Advisors in accordance with procedures approved by the Trust Board. BlackRock Advisors may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock Advisors believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock Advisors determines, in its business judgment prior to or at the time of pricing the Floating Rate Income Portfolio’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Floating Rate Income Portfolio. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Floating Rate Income Portfolio’s net asset value.

The Floating Rate Income Portfolio may accept orders from certain authorized financial intermediaries or their designees. The Floating Rate Income Portfolio will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Floating Rate Income Portfolio after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Comparison of Valuation Policies. The Senior Floating Rate Funds and the Floating Rate Income Portfolio have identical valuation policies. Following the completion of one or both of the Reorganizations, the Combined Fund’s valuation policies will remain those described in this Combined Prospectus/Proxy Statement and the Floating Rate Income Portfolio’s prospectus, which is incorporated by reference, for the Floating Rate Income Portfolio.

Distributions

The Senior Floating Rate Funds distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Floating Rate Income Portfolio also will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Floating Rate Income Portfolio through a broker-dealer or other financial intermediary, the Floating Rate Income Portfolio and the Distributor, or its affiliates may pay the intermediary for the sale of Floating Rate Income Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Floating Rate Income Portfolio over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Floating Rate Income Portfolio’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Floating Rate Income Portfolio’s SAI. The Floating Rate Income Portfolio makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing

The following discussion describes the market timing policies of the Floating Rate Income Portfolio, which policies also will apply to the Combined Fund after the closing of the respective Reorganizations.

The Trust Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Floating Rate Income Portfolio shares because certain legitimate strategies will not result in harm to the Floating Rate Income Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Floating Rate Income Portfolio believes, in its sole discretion, that an investor’s short-term trading is excessive or that an investor is engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Floating Rate Income Portfolio rejects an investor’s purchase or exchange order, the investor will not be able to execute that transaction, and the Floating Rate Income Portfolio will not be responsible for any losses the investor therefore may suffer. In addition, any redemptions or exchanges that an investor makes (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Floating Rate Income Portfolio, the Floating Rate Income Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Floating Rate Income Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Floating Rate Income Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Floating Rate Income Portfolio. While the Floating Rate Income Portfolio monitors for market timing activity, the Floating Rate Income Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Floating Rate Income Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Floating Rate Income Portfolio’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Floating Rate Income Portfolio to be engaged in market timing or other improper trading activity, the Floating Rate Income Portfolio’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

The Floating Rate Income Portfolio will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any CDSC, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Shares of the Combined Fund received in the respective Reorganization will not be subject to redemption fees upon their sale.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Floating Rate Income Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Floating Rate Income Portfolio or long-term shareholders.

The Floating Rate Income Portfolio applies these policies to all shareholders. However, Floating Rate Income Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Floating Rate Income Portfolio and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

Financial highlights tables for the Investor A, Investor C and Institutional Shares of the Floating Rate Income Portfolio may be found in the Floating Rate Income Portfolio’s Annual Report, a copy of which accompanies this Combined Prospectus/Proxy Statement. Financial highlights tables for the share classes of the

Senior Floating Rate Funds may be found in each Senior Floating Rate Fund’s Prospectus and each Senior Floating Rate Fund’s Annual Report, which are available without charge by calling 1-800-441-7762. There are no financial highlights for the Investor C1 Shares of the Floating Rate Income Portfolio as there were no investors and no assets in that class as of September 30, 2010.

INFORMATION ABOUT THE REORGANIZATIONS

General

As contemplated by the respective Reorganization Agreements, each of the Senior Floating Rate Funds will transfer all of its assets in exchange for the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the respective Senior Floating Rate Fund and Investor A or Investor C1 Shares, as applicable, of the Floating Rate Income Portfolio. For more details about the respective Reorganization Agreements, see Appendix B—“Form of Agreement and Plan of Reorganization.” The net asset value of the Investor A Shares issued by the Floating Rate Income Portfolio will be equal to the value of the assets of BlackRock Senior Floating Rate Fund, Inc. transferred to the Floating Rate Income Portfolio as of the Valuation Date (as defined in the respective Reorganization Agreement), as determined in accordance with the Floating Rate Income Portfolio’s valuation procedures, net of the BlackRock Senior Floating Rate Fund, Inc.’s liabilities assumed by the Floating Rate Income Portfolio. The net asset value of the Investor C1 Shares issued by the Floating Rate Income Portfolio will be equal to the value of the assets of BlackRock Senior Floating Rate Fund II, Inc. transferred to the Floating Rate Income Portfolio as of the Valuation Date (as defined in the respective Reorganization Agreement), as determined in accordance with the Floating Rate Income Portfolio’s valuation procedures, net of the BlackRock Senior Floating Rate Fund II, Inc.’s liabilities assumed by the Floating Rate Income Portfolio. In order to minimize any potential for undesirable U.S. Federal income and excise tax consequences in connection with the respective Reorganizations, the respective Senior Floating Rate Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Senior Floating Rate Fund expects to distribute the shares of the Floating Rate Income Portfolio to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the respective Senior Floating Rate Funds will be terminated and dissolved.

The distribution of Floating Rate Income Portfolio shares to the respective Senior Floating Rate Funds will be accomplished by opening new accounts on the books of the Floating Rate Income Portfolio in the names of the Senior Floating Rate Fund’s shareholders and transferring to those shareholder accounts the shares of the Floating Rate Income Portfolio. Such newly-opened accounts on the books of the Floating Rate Income Portfolio will represent the respective pro rata number of Investor A and Investor C1 Shares of the Floating Rate Income Portfolio that the Senior Floating Rate Funds are to receive under the terms of the respective Reorganization Agreements. See “Terms of the Reorganization Agreement” below.

If the respective proposed Reorganizations are approved by shareholders of the respective Senior Floating Rate Funds and completed, then the Floating Rate Income Portfolio will acquire all of the assets and assume certain stated liabilities of the respective Senior Floating Rate Fund and shareholders of the respective Senior Floating Rate Fund will receive shares as set out below:

•

Shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor A Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund, Inc. that shareholders own immediately prior to the Reorganization.

•

Shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C1 Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of BlackRock Senior Floating Rate Fund II, Inc. that shareholders own immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the shareholders of the Senior Floating Rate Funds in connection with their receipt of shares of the Floating Rate Income Portfolio in the respective Reorganization.

Each Reorganization is structured so that the Floating Rate Income Portfolio will be the legal survivor in the Reorganization, which means that the Combined Fund, following the closing of each Reorganization, will be governed by the Floating Rate Income Portfolio’s declaration of trust and will be subject to various agreements pursuant to which the Floating Rate Income Portfolio is currently operated. BlackRock Advisors, the Boards and the Trust Board believe that BlackRock Senior Floating Rate Fund, Inc. is the more appropriate accounting and performance survivor in the event that either only the BlackRock Senior Floating Rate Fund, Inc. Reorganization is approved or both Reorganizations are approved because the Combined Fund is expected to be managed by the same portfolio management team that has managed the Master LLC, with one additional portfolio manager, and because BlackRock Senior Floating Rate Fund, Inc. is the larger of the Senior Floating Rate Funds and has a longer performance history than any other Fund involved in a Reorganization. In addition, the Floating Rate Income Portfolio is a relatively new fund that commenced operations on July 9, 2010. In the event that only the BlackRock Senior Floating Rate Fund II, Inc. Reorganization is approved, BlackRock Advisors believes that BlackRock Senior Floating Rate Fund II, Inc. is the more appropriate accounting and performance survivor for similar reasons.

Terms of the Reorganization Agreement

As contemplated by the respective Reorganization Agreement, if each Senior Floating Rate Fund’s shareholders approve its Reorganization and the shareholders of the other Senior Floating Rate Fund approve its Reorganization and all other conditions precedent have been met to effect the Reorganizations as contemplated by the respective Reorganization Agreements, the Master LLC will, immediately after the closing of the Reorganizations, make a distribution in kind of all of its assets to the Floating Rate Income Portfolio. Alternatively, if one Senior Floating Rate Fund’s shareholders approve its Reorganization and the shareholders of the other Senior Floating Rate Fund do not approve its Reorganization and all other conditions precedent have been met to effect such Reorganization, the Master LLC will, immediately prior to the closing of the Reorganization, make a distribution in kind to the Senior Floating Rate Funds of the Master LLC’s assets on a pro rata basis. The Senior Floating Rate Funds will cease to be invested in the Master LLC as a result of the in kind distribution referenced in the foregoing sentence. The Senior Floating Rate Fund for which the Reorganization is not approved will continue operations as a stand-alone closed-end fund that invests its assets directly instead of as a feeder fund of the Master LLC and the Senior Floating Rate Fund for which the Reorganization was approved will complete its Reorganization with the Floating Rate Income Portfolio.

If a respective Senior Floating Rate Fund’s shareholders approve the respective Fund’s Reorganization, then the respective Senior Floating Rate Fund will transfer to the Floating Rate Income Portfolio all of its assets in exchange solely for shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the Senior Floating Rate Fund. The net asset value of the Investor A Shares issued by the Floating Rate Income Portfolio will be equal to the value of the assets of BlackRock Senior Floating Rate Fund, Inc. transferred to the Floating Rate Income Portfolio as of the Valuation Date, as determined in accordance with the Funds’ valuation procedures, net of the BlackRock Senior Floating Rate Fund, Inc.’s liabilities assumed by the Floating Rate Income Portfolio. The net asset value of the Investor C1 Shares issued by the Floating Rate Income Portfolio will be equal to the value of the assets of BlackRock Senior Floating Rate Fund II, Inc. transferred to the Floating Rate Income Portfolio as of the Valuation Date, as determined in accordance with the Floating Rate Income Portfolio’s valuation procedures, net of the BlackRock Senior Floating Rate Fund II, Inc.’s liabilities assumed by the Floating Rate Income Portfolio. In order to minimize any potential for undesirable U.S. Federal income and excise tax consequences in connection with the respective Reorganizations, the respective Senior Floating Rate Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Senior Floating Rate Fund expects to distribute the shares of the Floating Rate Income Portfolio to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the respective Senior Floating Rate Funds will be terminated.

The Floating Rate Income Portfolio and the Senior Floating Rate Funds have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the respective Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Senior Floating Rate Fund’s shareholders (the Reorganization of each Senior Floating Rate Fund is not contingent on the Reorganization of the other);

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under Federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Floating Rate Income Portfolio of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by the Senior Floating Rate Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains; and

•	an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. Federal income tax purposes.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the respective Senior Floating Rate Fund.

The Board of your Senior Floating Rate Fund recommends that you vote to approve the Reorganization of your Fund, as it believes the Reorganization is in the best interests of your Fund (as described more fully in “Reasons for the Reorganization” below). A vote to approve the Reorganization will constitute a vote to dissolve your Fund.

Reasons for the Reorganizations

The factors considered by each Board with regard to the respective Reorganization include, but are not limited to, the following:

•

That shareholders of the respective Senior Floating Rate Fund will become invested in the Floating Rate Income Portfolio, a diversified, open-end fund that provides daily liquidity, and the belief that investors in the respective Senior Floating Rate Fund would benefit from the daily redemption feature of the Floating Rate Income Portfolio.

The respective Senior Floating Rate Fund intends from time to time to make offers to purchase its shares of common stock from all beneficial holders at a price per share equal to the net asset value per share determined at the close of business on the day the tender offer terminates. The respective Board has consistently made tender offers on a quarterly basis and the respective Board currently intends to continue this practice if the respective Reorganization is not consummated. There can be no assurance, however, that the respective Board will decide to undertake the making of any tender offer if the respective Reorganization is not completed. In light of each Board’s approval of its Senior Floating Rate Fund’s Reorganization with the Floating Rate Income Portfolio, an open-end fund, the possibility that such Reorganization will be completed during the first quarter of 2011 and in an effort to save expenses, each Board currently does not intend to conduct a tender offer in the first quarter of 2011. Each Board may reconsider, depending on the circumstances at the time, whether to conduct a tender offer in the first quarter of 2011, although there can be no assurance such a tender offer would be held.

•

That as a result of each Reorganization, the respective Senior Floating Rate Fund’s former shareholders will no longer be subject to the respective Senior Floating Rate Fund’s early withdrawal charges nor will they be subject to CDSCs or redemption fees upon the sale of shares of the Combined Fund that they receive in their respective Reorganization (including shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization), although sales charges, CDSCs and/or redemption fees may be applicable to any new investment by any such shareholder in the Combined Fund following the respective Reorganization (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

Shareholders of each Senior Floating Rate Fund are subject to an early withdrawal charge to recover distribution expenses incurred by the distributor against the shareholder’s investment account and paid to the distributor in connection with shares of common stock held for less than a certain period of time that are repurchased pursuant to a tender offer, with certain exceptions. The early withdrawal charge is on those shares accepted for tender based on an amount equal to the lesser of the then current net asset value or the original cost of the shares. With respect to the BlackRock Senior Floating Rate Fund, Inc., the early withdrawal charge is 3.0% for shares tendered within the first year of purchase, 2.0% for shares tendered within the second year of purchase, 1.0% for shares tendered within the third year of purchase, and 0.0% percent thereafter. With respect to the BlackRock Senior Floating Rate Fund II, Inc., the early withdrawal charge is 1.0% for shares tendered within the first year of purchase and 0.0% percent thereafter. The Floating Rate Income Portfolio permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to a CDSC of 0.75% for Investor A Shares on redemptions of investments made within 18 months of purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more and a CDSC of 1.00% for Investor C1 Shares on redemptions of investments made within one year of purchase). Investor A and Investor C1 Shares of the Floating Rate Income Portfolio are also subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase or exchange.

•	That it is expected that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution and more consistent implementation of investment strategies.

•

That the asset base of the respective Senior Floating Rate Fund is expected to continue to decrease from its current level as of August 31, 2010 of approximately $298 million, in the case of the BlackRock Senior Floating Rate Fund, Inc., and approximately $151 million, in the case of the BlackRock Senior Floating Rate Fund II, Inc., and that the Floating Rate Income Portfolio is expected to attract assets over time, and thus is expected to be a more sustainable product.

BlackRock Advisors believes that with the advent of greater liquidity of bank loans and the ability to manage portfolios of bank loans in open-end funds, that investors today generally prefer to use open-end funds (as opposed to less liquid alternatives such as the respective Senior Floating Rate Funds) as vehicles for their bank loan investments. The assets of each Senior Floating Rate Fund have generally been decreasing over the past few years as redemptions have exceeded new sales and, with the advent of open-end competitors, BlackRock Advisors has indicated it expects that trend to continue.

•

That shareholders of the respective Senior Floating Rate Fund will remain invested in an investment company with similar (but not identical) investment objectives, policies and principal strategies and that there are certain similarities between the risks and non-principal investment strategies of the respective Senior Floating Rate Fund, the Master LLC and the Floating Rate Income Portfolio and that there is also substantial overlap in the Master LLC’s and the Floating Rate Income Portfolio’s investment portfolio. See “Comparison of the Senior Floating Rate Funds and the Floating Rate Income Portfolio—Investment Objectives and Principal Investment Strategies.”

The investment objectives, policies and strategies of the respective Senior Floating Rate Fund and the Floating Rate Income Portfolio are similar and compatible. The respective Board considered that the investment objectives of the respective Senior Floating Rate Fund and the Master LLC are to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”), primarily in the form of participation interests (as defined herein) in corporate loans made by banks or other financial institutions. The investment objective of the Floating Rate Income Portfolio is to provide high current income, with a secondary objective of long-term capital appreciation.

The respective Senior Floating Rate Fund seeks to achieve its objective by investing its assets in the Master LLC, a separate closed-end, non-diversified management investment company with the same strategies as the Senior Floating Rate Fund. The Master LLC invests, under normal circumstances, at least 80% of an aggregate of (i) its net assets (including any proceeds from the issuance of preferred stock) and (ii) the proceeds of any outstanding borrowings for investment purposes in corporate loans that have floating or variable interest rates, and under normal market conditions, at least 65% of the total assets of the Master LLC will be invested in floating rate or variable rate loans made to corporate borrowers. The Floating Rate Income Portfolio normally invests 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments which effectively enables the Floating Rate Income Portfolio to achieve a floating rate of income. These investments may include but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating-rate loans or debt; and (iii) fixed-rate loans or debt with respect to which the Floating Rate Income Portfolio has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

The Floating Rate Income Portfolio also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the respective Senior Floating Rate Fund and the Master LLC, and the risks of the Senior Floating Rate Funds, the Master LLC and the Floating Rate Income Portfolio are similar.

As of October 31, 2010, approximately 62% of the portfolio securities held by the Master LLC were held by the Floating Rate Income Portfolio, and approximately 90% of the portfolio securities held by the Floating Rate Income Portfolio were held by the Master LLC.

•

That following the closing of either one or both of the Reorganizations, the Combined Fund will have projected gross and net annual fund operating expenses that are expected to be below those of the respective Senior Floating Rate Fund prior to the respective Reorganization. The projected gross and net annual fund operating expense ratio of the respective Senior Floating Rate Fund is expected to increase over time as the respective Senior Floating Rate Fund continues to experience net outflows.

The respective Board considered that shareholders will have the opportunity to benefit from a lower contractual management fee rate under the Combined Fund’s management fee schedule, which, in addition to being lower than the contractual management fee rate of the Master LLC, also provides for a lower contractual management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints. The respective Board considered that the Master LLC’s current contractual management fee rate does not provide for management fee breakpoints. See “Comparison of the Senior Floating Rate Funds and the Floating Rate Income Portfolio—Management of the Funds.”

•

That, under current market conditions, the distribution yield of the shares received in the respective Reorganization is expected to be comparable to the current distribution yield of the respective Senior Floating Rate Fund.

•	That the costs associated with each Reorganization will be paid by the respective Senior Floating Rate Fund participating in such Reorganization, as applicable.

•

That there is expected to be no gain or loss recognized by shareholders for U.S. Federal income tax purposes as a result of the respective Reorganization, as the respective Reorganization is expected to be a tax-free transaction.

The respective Reorganization Agreement contemplates a tax-free transfer of all of the assets of the respective Senior Floating Rate Fund to the Floating Rate Income Portfolio in exchange for the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the respective Senior Floating Rate Fund and shares of the Floating Rate Income Portfolio. Shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor A Shares of the Floating Rate Income Portfolio equivalent to the aggregate net asset value of their shares of the BlackRock Senior Floating Rate Fund, Inc., and are expected to pay no U.S. Federal income tax on the transaction. Shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C1 Shares of the Floating Rate Income Portfolio equivalent to the aggregate net asset value of their shares of the BlackRock Senior Floating Rate Fund II, Inc., and are expected to pay no U.S. Federal income tax on the transaction. In addition, prior to the respective Reorganization the respective Senior Floating Rate Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains may be taxable to shareholders.

•	That the shareholders of the respective Senior Floating Rate Fund will not pay any sales charges in connection with the respective Reorganization.

Shareholders of the respective Senior Floating Rate Fund will receive shares of the Floating Rate Income Portfolio, as indicated in the table below.

Floating Rate Income Portfolio shares
BlackRock Senior Floating Rate Fund, Inc. shares	Investor A Shares
BlackRock Senior Floating Rate Fund II, Inc. shares	Investor C1 Shares

The respective Senior Floating Rate Fund’s shares do not have front-end sales loads. The Floating Rate Income Portfolio Investor A Shares have a 2.50% front-end sales load, while the Investor C1 Shares do not have front-end sales loads. Shareholders of each Senior Floating Rate Fund are not subject to a CDSC. If an investor invests $500,000 or more in Investor A Shares of the Floating

Rate Income Portfolio it will not pay an initial sales charge. However, if the investor redeems its Investor A Shares within 18 months after purchase, the Floating Rate Income Portfolio will charge a CDSC of 0.75% of the lesser of the original cost of the shares being redeemed or the redemption proceeds. The Floating Rate Income Portfolio also imposes a CDSC of 1.00% for Investor C1 Shares on redemptions of investments within one year of purchase. Shareholders of each Senior Floating Rate Fund are not subject to service and/or distribution fees. Distribution expenses for the respective Senior Floating Rate Fund will be paid by the respective Senior Floating Rate Fund’s distributor. The Floating Rate Income Portfolio has a service fee of 0.25% with respect to Investor A Shares, and a service fee of 0.25% and distribution fee of 0.50% with respect to Investor C1 Shares. Shareholders will not pay any sales load, commission or other similar fee in connection with the respective Reorganization. Future purchases of the Combined Fund’s shares will be subject to applicable sales loads, CDSCs, redemption fees or other similar fees of the Combined Fund (other than shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the respective Reorganization).

•	That the shareholders of the respective Senior Floating Rate Fund will not be diluted with respect to net asset value as a result of either or both of the Reorganizations.

The aggregate net asset value of the shares of the Floating Rate Income Portfolio that shareholders of the respective Senior Floating Rate Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the respective Senior Floating Rate Fund own immediately prior to the Reorganization, and thus shareholders of the respective Senior Floating Rate Fund will not be diluted with respect to net asset value as a result of either or both of the Reorganizations.

•

That the shareholders are expected to benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund.

The respective Board reviewed information provided by BlackRock Advisors that summarized its experience in the mutual fund investment advisory business. The respective Board also reviewed biographical information of the Trust Board and the investment professionals that would be responsible for managing the Combined Fund and considered that such professionals were familiar with both the Trust Board and the portfolio management team. The Floating Rate Income Portfolio commenced operations on July 9, 2010. The respective Board considered that the same portfolio management team manages both the Master LLC and the Floating Rate Income Portfolio, with the addition of an additional portfolio manager.

For these and other reasons, each Board concluded that, based upon the factors and determinations summarized above, consummation of the respective Reorganization is in the best interests of the respective Senior Floating Rate Fund and that the interests of the shareholders of the respective Senior Floating Rate Fund will not be diluted with respect to net asset value as a result of either or both of the Reorganizations. The approval and determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the respective Senior Floating Rate Funds, each Board will consider other alternatives, such as liquidating your Senior Floating Rate Fund. Any such liquidation would be a taxable event for shareholders. However, the Reorganization of one Senior Floating Rate Fund is not contingent on the Reorganization of the other.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. Federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the respective Senior Floating Rate Funds as capital assets for U.S. Federal income tax purposes. This summary does not address all of the U.S. Federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. Federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the respective Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. Federal income tax consequences of the respective Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing each Reorganization that the applicable Senior Floating Rate Fund and the Floating Rate Income Portfolio receive an opinion from Willkie Farr & Gallagher LLP, special U.S. Federal income tax counsel to the Funds, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Floating Rate Income Portfolio and each Senior Floating Rate Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. Federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by either the respective Senior Floating Rate Fund or by the Floating Rate Income Portfolio upon the transfer of substantially all of the assets of the respective Senior Floating Rate Fund to the Floating Rate Income Portfolio solely in exchange for the shares of the Floating Rate Income Portfolio and the assumption by the Floating Rate Income Portfolio of certain stated liabilities of the respective Senior Floating Rate Fund, or upon the distribution of the shares of the Floating Rate Income Portfolio by the respective Senior Floating Rate Fund to its shareholders in exchange for their shares of the Senior Floating Rate Fund resulting in the subsequent liquidation of the Senior Floating Rate Fund or the liquidation of the Master LLC in the event that both Reorganizations are approved except for (A) any gain or loss that may be recognized by a Senior Floating Rate Fund on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Senior Floating Rate Fund, (B) any gain that may be recognized by a Senior Floating Rate Fund on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized by a Senior Floating Rate Fund as a result of the closing of the tax year of the Senior Floating Rate Fund.

•

No gain or loss will be recognized by a shareholder of the respective Senior Floating Rate Fund upon the exchange of the shares of the respective Senior Floating Rate Fund solely for the shares of the Floating Rate Income Portfolio pursuant to the Reorganization.

•

The aggregate tax basis of the shares of the Floating Rate Income Portfolio received by a shareholder of the respective Senior Floating Rate Fund pursuant to the respective Reorganization will be the same as the aggregate tax basis of the shares of the respective Senior Floating Rate Fund surrendered in exchange therefor, and the holding period of the shares of the Floating Rate Income Portfolio received by a shareholder of the respective Senior Floating Rate Fund pursuant to the respective Reorganization will include the period during which the respective Senior Floating Rate Fund shares exchanged therefor were held by such shareholder (provided the respective Senior Floating Rate Fund shares were held as capital assets on the date of the Reorganization).

•

The distribution by the Master LLC of all of its assets may result in the adjustment of the tax basis of such assets, either upward or downward as the case may be, so as to match the aggregate tax basis of each Senior Floating Rate Fund’s in its Master LLC interest immediately prior to the Reorganizations. Other than the aforementioned adjustment, the Floating Rate Income Portfolio’s tax basis in assets of the respective Senior Floating Rate Fund (i.e., after the Master LLC has liquidated) received by the Floating Rate Income Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the respective Senior Floating Rate Fund immediately prior to the respective Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Senior Floating Rate Fund on the transfer, and the Floating Rate Income Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the respective Senior Floating Rate Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Senior Floating Rate Fund’s taxable year or on which gain was recognized upon the transfer to the Floating Rate Income Portfolio.

The opinions of Willkie Farr & Gallagher LLP will be based on U.S. Federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Floating Rate Income Portfolio and the Senior Floating Rate Funds and assume, among other things, that the respective Reorganizations will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Floating Rate Income Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Senior Floating Rate Fund and its shareholders.

Prior to the Closing Date of the respective Reorganizations, the applicable Senior Floating Rate Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

Although BlackRock Advisors does not expect to sell portfolio assets of the Senior Floating Rate Funds, a portion of the portfolio assets of each Senior Floating Rate Fund may be sold in connection with the Reorganizations, and a portion of such assets may be required to be marked to market as a result of the termination of such Senior Floating Rate Fund’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the respective Senior Floating Rate Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the respective Senior Floating Rate Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the respective Reorganization, and such distributions will be taxable to shareholders of the respective Senior Floating Rate Fund. BlackRock Advisors does not expect to sell portfolio assets of the Master LLC in connection with the Reorganizations except in the ordinary course of business.

The Floating Rate Income Portfolio will succeed to the capital loss carryforwards of the respective Senior Floating Rate Fund. The Senior Floating Rate Fund II, Inc.’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the respective Reorganizations, the Floating Rate Income Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Senior Floating Rate Fund with capital loss carryforwards attributable to the other Senior Floating Rate Fund. Due to the operation of these loss limitation rules, it is possible that the shareholders of the Senior Floating Rate Funds would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

Shareholders of the Senior Floating Rate Funds may tender their shares before the respective Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganizations

A portion of the costs associated with each Reorganization will be paid by the respective Senior Floating Funds participating in such Reorganization. BlackRock Advisors or its affiliates will pay the Floating Rate

Income Portfolio’s portion of the expenses incurred in connection with the Reorganizations. The estimated expense of the Reorganization is $748,638, which will be allocated to each of the Funds as follows:

Fund Estimated Expense
BlackRock Senior Floating Rate Fund, Inc	$270,301
BlackRock Senior Floating Rate Fund II, Inc.	$232,841
BlackRock Floating Rate Income Portfolio	$245,496

The foregoing estimated expenses for each Fund will be attributable to the Fund regardless of whether its Reorganization is consummated.

The expenses of the Reorganizations that are directly attributable to each Fund are expected to include, but are not limited to, costs related to the preparation and distribution of materials to each Fund’s Board, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s board meeting and preparing the minutes of each Fund’s Board meeting, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), and expenses relating to preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders of such Fund to consider the respective Reorganization. Additionally, expenses will be incurred in connection with the solicitation of proxies to be voted at that meeting. The expenses incurred by the Senior Floating Funds will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon a reasonable methodology as appropriate.

Certain expenses of each Reorganization, including, but not limited to, expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC and state securities commission fees, transfer agency fees, and other legal fees and audit fees will be shared by the Senior Floating Rate Funds and the Floating Rate Income Portfolio.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the respective Reorganizations are approved, the Floating Rate Income Portfolio will establish an account for each Senior Floating Rate Fund shareholder on the books of the Floating Rate Income Portfolio containing the appropriate number of shares of the Floating Rate Income Portfolio to be received in the respective Reorganization. If you currently hold certificates representing your shares of the Senior Floating Rate Fund, it is not necessary to surrender such certificates at this time. No certificates for shares of the Floating Rate Income Portfolio will be issued in connection with the respective Reorganizations.

Legal Matters

Certain legal matters concerning the U.S. Federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, tax counsel to the Funds. Certain legal matters concerning the issuance of shares of Floating Rate Income Portfolio shares will be passed on by Bingham McCutchen LLP which serves as Massachusetts counsel to the Floating Rate Income Portfolio.

OTHER INFORMATION

Capitalization

The following tables sets forth as of August 31, 2010: (i) the unaudited capitalization of each of the Senior Floating Rate Funds and the Floating Rate Income Portfolio; (ii) the unaudited pro forma combined capitalization of the Floating Rate Income Portfolio assuming the Reorganization with BlackRock Senior Floating Rate Fund, Inc. has occurred; (iii) the unaudited pro forma combined capitalization of the Floating Rate Income Portfolio assuming the Reorganization with BlackRock Senior Floating Rate Fund II, Inc. has occurred; and (iii) the unaudited pro forma combined capitalization of the Floating Rate Income Portfolio assuming the Reorganization (the “Combined Reorganization”) with both of the Senior Floating Rate Funds has occurred. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Floating Rate Income Portfolio will be received by each respective Senior Floating Rate Fund’s shareholders at the respective Closing Date, and the information should not be relied upon to reflect the number of shares of the Floating Rate Income Portfolio that actually will be received.

	BlackRock Senior Floating Rate Fund, Inc.	BlackRock Floating Rate Income Portfolio	Adjustments		Pro Forma Floating Rate Income Portfolio after the Reorganization with the BlackRock Senior Floating Rate Fund, Inc.(1)
Net Asset Value:
Investor A(2)
Net assets	$298,134,572	$67,087	$(2,321,114	)(3)	$295,880,545
Shares outstanding	39,278,829	6,674	(9,849,207	)(4)	29,436,296
Par value per share	$0.100	$0.001	—		$0.001
Net asset value	$7.59	$10.05	—		$10.05

(1)	Assumes the Reorganization had taken place on August 31, 2010.
(2)	Currently, the BlackRock Senior Floating Rate Fund, Inc. does not offer share classes.
(3)

Reflects the distribution of undistributed net investment income of $2,050,813 and the charge for estimated reorganization expenses of $270,301 attributable to BlackRock Senior Floating Rate Fund, Inc.

(4)

Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving effect to issuance of shares of the Floating Rate Income Portfolio to the BlackRock Senior Floating Rate Fund, Inc. shareholders as if the reorganization had taken place on August 31, 2010. The foregoing should not be relied upon to reflect the number of shares of the Floating Rate Income Portfolio that actually will be received on or after such date.

	BlackRock Senior Floating Rate Fund II, Inc.	BlackRock Floating Rate Income Portfolio	Adjustments		Pro Forma Floating Rate Income Portfolio after the Reorganization with the BlackRock Senior Floating Rate Fund II, Inc.(1)
Net Asset Value:
Investor C1(2,3)
Net assets	$150,482,864	N/A	$(842,156	)(4)	$149,640,708
Shares outstanding	18,308,013	N/A	(3,419,017	)(5)	14,888,996
Par value per share	$0.100	N/A			$0.001
Net asset value	$8.22	N/A			$10.05

(1)	Assumes the Reorganization had taken place on August 31, 2010.
(2)	Currently, the BlackRock Senior Floating Rate Fund II, Inc. does not offer share classes.
(3)	Currently, the Floating Rate Income Portfolio does not have Investor C1 shares outstanding.
(4)

Reflects the distribution of undistributed net investment income of $609,315 and the charge for estimated reorganization expenses of $232,841 attributable to BlackRock Senior Floating Rate Fund II, Inc

(5)

Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving effect to issuance of shares of the Floating Rate Income Portfolio to the BlackRock Senior Floating Rate Fund II, Inc. shareholders as if the reorganization had taken place on August 31, 2010. The foregoing should not be relied upon to reflect the number of shares of the Floating Rate Income Portfolio that actually will be received on or after such date.

	BlackRock Senior Floating Rate Fund, Inc.	BlackRock Senior Floating Rate Fund II, Inc.	BlackRock Floating Rate Income Portfolio	Adjustments		Pro Forma Floating Rate Income Portfolio after the Reorganization with both Senior Floating Rate Funds(1)
Net Asset Value:
Investor A(2)
Net assets	$298,134,572	N/A	$67,087	$(2,321,114	)(3)	$295,880,545
Shares outstanding	39,278,829	N/A	6,674	(9,849,207	)(4)	29,436,296
Par value per share	$0.100	N/A	$0.001	—		$0.001
Net asset value	$7.59	N/A	$10.05	—		$10.05
Investor C1(2,5)
Net assets	N/A	$150,482,864	N/A	$(842,156	)(3)	$149,640,708
Shares outstanding	N/A	18,308,013	N/A	(3,419,017	)(4)	14,888,996
Par value per share	N/A	$0.100	N/A			$0.001
Net asset value	N/A	$8.22	N/A			$10.05

(1)	Assumes the Reorganization had taken place on August 31, 2010.
(2)	Currently, the Senior Floating Rate Funds do not offer share classes.
(3)

Reflects the distribution of undistributed net investment income of $2,660,128 of which $2,050,813 was attributable to Senior Floating Rate Fund, Inc., and $609,315 was attributable to Senior Floating Rate Fund II, Inc. respectively and the charge for estimated reorganization expenses of $503,142 of which $270,301 was attributable to Senior Floating Rate Fund, Inc., and $232,841 was attributable to Senior Floating Rate Fund II, Inc. respectively.

(4)

Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving effect to issuance of shares of the Floating Rate Income Portfolio to the respective Senior Floating Rate Fund shareholders as if the reorganization had taken place on August 31, 2010. The foregoing should not be relied upon to reflect the number of shares of the Floating Rate Income Portfolio that actually will be received on or after such date.

(5)	Currently, the Floating Rate Income Portfolio does not have Investor C1 shares outstanding.

Shareholder Information

As of December 22, 2010, there were 38,404,565.240 shares of BlackRock Senior Floating Rate Fund, Inc. and 18,323,527.930, shares of BlackRock Senior Floating Rate Fund II, Inc. outstanding.

The following table sets forth the authorized amount of shares of the BlackRock Senior Floating Rate Fund, Inc., the number of shares held by BlackRock Senior Floating Rate Fund, Inc. for its own account and the total amount of shares outstanding as of December 22, 2010 exclusive of those held by the BlackRock Senior Floating Rate Fund, Inc.

Class of Shares	Amount Authorized	Amount Held by Fund for Own Account	Amount Outstanding as of December 22, 2010 (Exclusive of Amount Held by Fund for Own Account)
Common Stock	1,000,000,000	None	38,404,565.240

The following table sets forth the authorized amount of shares of the BlackRock Senior Floating Rate Fund II, Inc. the number of shares held by the BlackRock Senior Floating Rate Fund II, Inc. for its own account and the total amount of shares outstanding as of December 22, 2010, exclusive of those held by the BlackRock Senior Floating Rate Fund II, Inc.

Class of Shares	Amount Authorized	Amount Held by Fund for Own Account	Amount Outstanding December 22, 2010 (Exclusive of Amount Held by Fund for Own Account)
Common Stock	1,000,000,000	None	18,323,527.930

As of December 22, 2010, none of the Directors and Officers of the Senior Floating Rate Funds owned shares of the Senior Floating Rate Funds. As of December 22, 2010, no person was known by the Senior Floating Rate Funds to own beneficially or of record 5% or more of any class of shares of the respective Senior Floating Rate Funds except as follows:

Name	Address	% of Fund	% of Combined Fund Post Closing
BlackRock Senior Floating Rate Fund, Inc.
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	85.91%	55.11%

BlackRock Senior Floating Rate Fund II, Inc.
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	88.56%	27.11%

**	Record holder that does not beneficially hold the shares.

As of December 22, 2010, there were 15,743,163.920 shares of the Floating Rate Income Portfolio outstanding. As of December 22, 2010 the Directors and Officers of the Floating Rate Income Portfolio as a group owned less than 1% of the outstanding shares of the Floating Rate Income Portfolio. As of December 22, 2010, no person was known by the Floating Rate Income Portfolio to own beneficially or of record 5% or more of any class of shares of the Floating Rate Income Portfolio except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	39.93%	Investor A Shares	4.01%	1.05%

**UBS WM USA Omni Account M/F	499 Washington Blvd. 9th Floor Jersey City, NJ 07310-2055	22.12%	Investor A Shares	2.22%	0.58%

**Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.77%	Investor A Shares	1.18%	0.31%

**First Clearing, LLC	2801 Market Street St. Louis, MO 63103	6.19%	Investor A Shares	0.62%	0.16%

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	61.84%	Investor C Shares	3.38%	0.89%

**UBS WM USA Omni Account M/F	499 Washington Blvd. 9th Floor Jersey City, NJ 07310-2055	10.45%	Investor C Shares	0.57%	0.15%

**Morgan Stanley & Co. FBO William R Hayden II	110 West Las Tunas Drive, Suite A San Gabriel, CA 91776	5.67%	Investor C Shares	0.31%	0.08%
**BlackRock Funds Inc., LLC Strategic Income Opportunities Portfolio	100 Bellevue Parkway Wilmington, DE 19809-3716	40.53%	Institutional Shares	34.25%	9.01%

**BlackRock HoldCo2 Inc.	40 East 52nd Street, Floor 10 New York, NY 10022-5911	37.56%	Institutional Shares	31.73%	8.35%

**Morgan Stanley & Co. FBO HBI Financial Inc., Stoel Rives LLP	600 University Street, Suite 3600 Seattle, WA 98101	7.33%	Institutional Shares	6.19%	1.63%

**	Record holder that does not beneficially hold the shares.

Shareholder Rights and Obligations

The Senior Floating Rate Funds are corporations organized under the laws of the state of Maryland. Under the Senior Floating Rate Funds’ organizational documents, the Senior Floating Rate Funds are each authorized to issue 1,000,000,000 shares of capital stock, par value $0.10 per share, all of which shares are initially classified as common stock. As a result of the respective Reorganizations, the Senior Floating Rate Funds shareholders will become shareholders of a series of a Massachusetts business trust. The Floating Rate Income Portfolio is a series of BlackRock Funds II, a business trust organized under the laws of the Commonwealth of Massachusetts. The Floating Rate Income Portfolio is currently authorized to issue four classes of Shares, Investor A, Investor C, Investor C1 and Institutional Shares, each share with a par value of $0.001.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’s account maintenance and/or distribution expenditures.

BlackRock Funds II currently offers 33 series, in addition to the Floating Rate Income Portfolio and may offer additional series in the future. Unless (i) the Trust Board has determined that a matter only affects the interests of one or more series (in which case only shareholders of the affected series are entitled to vote) or (ii) otherwise required by applicable law or permitted by the Trust Board, on any matter submitted to a vote of shareholders of BlackRock Funds II, shares of all series vote together in the aggregate, and not by series. Shares of the Floating Rate Income Portfolio are voted in the aggregate, and not by class, except with respect to matters pertaining to certain agreements, plans, expenses and liabilities pertaining to a particular class, or otherwise as permitted by the Trust Board, as required by law or the provisions of the fund’s governing documents.

There are no preemptive rights in connection with shares of the Floating Rate Income Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the

Floating Rate Income Portfolio, issued in accordance with the respective Reorganization Agreements), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

In General

A fund organized as a series of a Massachusetts business trust, such as the BlackRock Funds II, of which the Floating Rate Income Portfolio is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland corporation, such as a Senior Floating Rate Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized on the following page.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of each Senior Floating Rate Fund charters contain such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of each Senior Floating Rate Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Shareholders may, in accordance with the terms of the Charters and bylaws of each Senior Floating Rate Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Pursuant to the charter of BlackRock Senior Floating Rate Fund, Inc., shareholders of the Fund may only remove a director for cause. Also, each Senior Floating Rate Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of each Senior Floating Rate Fund permits the Board to do so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. The MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Trusts

The Floating Rate Income Portfolio is governed by the BlackRock Funds II Declaration of Trust (the “Declaration”) and Code of Regulations (the “By-Laws”, together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Trust made by the

Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Floating Rate Income Portfolio’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as the removal of Trustees by shareholders, certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholder of a Massachusetts business corporation) and certain amendments to the Declaration, Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The

Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

Amendments to the Declaration generally require a vote by a majority of the BlackRock Funds II shareholders, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Governing Documents provide that shareholders have no personal liability for the acts or obligations of BlackRock Funds II and require BlackRock Funds II to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, BlackRock Funds II will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer or employee of BlackRock Funds II is not personally liable to any person in connection with the affairs of BlackRock Funds II, other than to BlackRock Funds II and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Senior Floating Rate Funds and the Floating Rate Income Portfolio and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dividends and Distributions

Each Senior Floating Rate Fund declares dividends from its net investment income daily and paid monthly to holders of each Senior Floating Rate Fund’s common stock. Monthly distributions to holders of common stock of the respective Senior Floating Rate Fund consists of substantially all net investment income of the Master LLC allocable to the respective Senior Floating Rate Fund remaining after the payment of interest on any borrowing or dividends or interest on any senior securities by the Senior Floating Rate Fund from and after any borrowing or issuance of senior securities. For Federal tax purposes, each Senior Floating Rate Fund is required to distribute substantially all of its net investment income for each calendar year. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the respective Senior Floating Rate Fund at the net asset value per share next determined on the payable date of such dividend or distribution. The Floating Rate Income Portfolio will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Floating Rate Income Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Floating Rate Income Portfolio at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the transfer agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long each Fund held the assets sold.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, pursuant to legislation which expired at the end of 2009 but may be extended retroactively through 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder were eligible for an exemption from U.S. withholding tax. Until such time that the extension legislation is enacted, withholding will apply on such dividends.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code), including foreign investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Dividends and interest received by the Floating Rate Income Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Floating Rate Income Portfolio if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

Shareholder Proposals

The Senior Floating Rate Funds do not hold regular annual meetings of shareholders. As a general matter, the Floating Rate Income Portfolio does not intend to hold future regular annual or special meetings of its shareholders for the purpose of electing trustees unless and until such time as required by law. In the event a Reorganization is not completed, the respective Senior Floating Rate Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the respective Senior Floating Rate Fund should send such proposal to the Senior Floating Rate Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Floating Rate Income Portfolio should send such proposal to BlackRock Funds II, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a fund a reasonable time before a solicitation is made. In addition, each Senior Floating Rate Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Senior Floating Rate Fund. Shareholders should review each Senior Floating Rate Fund’s bylaws for additional information regarding such advance notice provisions. Each Senior Floating Rate Fund’s bylaws were filed with the SEC on October 7, 2008 as part of the Senior Floating Rate Fund’s 8-K, and shareholders may obtain copies of such documents as described on page iv of this Combined Prospectus/Proxy Statement. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of each Senior Floating Rate Fund and the Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about

January 7, 2011. Shareholders of each Senior Floating Rate Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of each Senior Floating Rate Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Senior Floating Rate Funds have retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, will assist the Senior Floating Rate Funds in the printing and distribution of proxy materials and the tabulation of proxies. Shareholders of each Senior Floating Rate Fund may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of BlackRock Senior Floating Rate Fund, Inc. with the Floating Rate Income Portfolio are estimated to be approximately $80,300, which expenses shall be borne by the respective Senior Floating Rate Fund participating in such Reorganization, as applicable. The proxy mailing, tabulation and solicitation expenses in connection with the combination of BlackRock Senior Floating Rate Fund II, Inc. with the Floating Rate Income Portfolio are estimated to be approximately $28,600, which expenses shall be borne by the respective Senior Floating Rate Fund participating in such Reorganization, as applicable.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Senior Floating Rate Funds. Representatives of BlackRock Advisors and its affiliates and other representatives of the Senior Floating Rate Funds may also solicit proxies. Questions about the proposals should be directed to Computershare at 866-963-6126.

Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganizations in which each Senior Floating Rate Fund will be acquired by the Floating Rate Income Portfolio and the solicitation of proxies by and on behalf of the respective Boards for use at the Special Meeting of shareholders of the respective Senior Floating Rate Fund. Each Special Meeting will be held on February 14, 2011 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, BlackRock Senior Floating Rate Fund, Inc. had 38,404,565.240 shares outstanding, and BlackRock Senior Floating Rate Fund II, Inc. had 18,323,527.930 shares outstanding.

Shareholder Approval

Approval of each Reorganization requires the affirmative vote of the shareholders of the respective Senior Floating Rate Fund representing more than 50% of the total number of outstanding shares of all classes of the respective Senior Floating Rate Fund, voting together as a single class. A vote to approve the Reorganization will constitute a vote to dissolve the respective Senior Floating Rate Fund. If the shareholders of a Senior Floating Rate Fund fail to approve the proposed Reorganization, the Reorganization for that fund will not occur, however, the Reorganization of one Senior Floating Rate Fund is not contingent on the Reorganization of the other.

A vote of shareholders of the Floating Rate Income Portfolio is not needed to approve the respective Reorganizations. If shareholders of a Senior Floating Rate Fund do not approve the respective Reorganization, the respective Board may consider possible alternative arrangements in the best interests of the respective Senior

Floating Rate Fund. The Boards have fixed the close of business on December 22, 2010 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the respective Special Meetings. The shareholders of each Senior Floating Rate Fund on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights. In order for the respective Special Meeting to go forward, there must be a quorum. The presence in person or by proxy of shareholders of the respective Senior Floating Rate Fund entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class shall constitute a quorum.

The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the respective Special Meeting, or any adjournments or postponements thereof. The respective Boards do not currently know of any matter to be considered at the respective Special Meetings other than the matters set forth in the Notice of Special Meeting of Shareholders.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the respective Special Meeting on behalf of the respective Senior Floating Rate Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the respective Senior Floating Rate Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the respective Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the respective Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the respective Reorganization will vote against any such adjournment or postponement, as applicable.

All properly executed Proxies received prior to each Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed respective Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the respective Reorganizations.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed respective Reorganization before the respective Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed respective Reorganization, which will have the affect of a vote against the respective Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed respective Reorganization may be deemed to be an instruction to vote such shares in favor of such Reorganization.

Manner of Voting

The shareholders of each Senior Floating Rate Fund may vote by appearing in person at the respective Special Meeting, by returning the enclosed Proxy card or by casting their vote via touchtone telephone or the

Internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the respective Senior Floating Rate Fund, or by voting in person at the respective Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided within this Combined Prospectus/Proxy Statement for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

Internet Voting. To vote over the Internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that Internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the Internet need not return their Proxy forms by mail.

A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the respective Special Meeting as the shareholder has indicated.

The Senior Floating Rate Funds believe that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

January 11, 2011

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Floating Rate Income Portfolio

The Floating Rate Income Portfolio has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the Floating Rate Income Portfolio may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Floating Rate Income Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Floating Rate Income Portfolio or the Trust, except that up to 25% of the value of the Floating Rate Income Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Floating Rate Income Portfolio, does not exceed 10% of the value of the Floating Rate Income Portfolio’s total assets.

The Floating Rate Income Portfolio also may not:

1) Purchase any securities which would cause 25% or more of the value of the Floating Rate Income Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instrument described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

2) Issue senior securities, borrow money or pledge its assets, except that the Floating Rate Income Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Floating Rate Income Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3) Purchase or sell real estate, except that the Floating Rate Income Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

5) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Floating Rate Income Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

6) Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

7) Purchase securities of companies for the purpose of exercising control.

8) Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Floating Rate Income Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

9) Purchase or sell commodities except that the Floating Rate Income Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

In addition, as an investment restriction that may be changed only by a vote of the holders of a majority of the Floating Rate Income Portfolio’s outstanding shares, the Floating Rate Income Portfolio may lend money or other assets to other persons in any form or manner whatsoever to fullest extent permitted by applicable law. To the extent the following activities constitute loans within the meaning of applicable law, this includes but is not limited to (i) acquiring floating rate instruments, corporate loans, bonds, debentures or other corporate debt securities, (ii) investing in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (iii) lending its portfolio securities.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Floating Rate Income Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Floating Rate Income Portfolio’s total assets will not require the Floating Rate Income Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Senior Floating Rate Funds

The Senior Floating Rate Funds each have the following fundamental investment restrictions.

Under its fundamental investment restrictions, the respective Senior Floating Rate Fund may not:

1) Borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2) Make investments for the purpose of exercising control or management.

3) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the respective Senior Floating Rate Fund’s total assets would be invested in such securities.

4) Purchase or sell real estate, commodities or commodity contracts; provided that the respective Senior Floating Rate Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5) Underwrite securities of other issuers except insofar as the respective Senior Floating Rate Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

6) Make loans to other persons, except (i) to the extent that the respective Senior Floating Rate Fund may be deemed to be making loans by purchasing corporate loans, as a co-lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations and (ii) the respective Senior Floating Rate Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in the Prospectus.

7) Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the US Government or by its agencies or instrumentalities; and provided further that the respective Senior Floating Rate Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term “issuer” includes the borrower, the agent bank and any intermediate participant (as defined under the respective Senior Floating Rate Fund’s prospectus “General Description of the Registrant—Investment Objectives and Policies—Participation Interests”).

8) Purchase any securities on margin, except that the respective Senior Floating Rate Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9) Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

The Master LLC

The Senior Floating Rate Funds invest all of their assets in the Master LLC, which has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the Master LLC may not:

1) Borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2) Make investments for the purpose of exercising control or management.

3) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Master LLC’s total assets would be invested in such securities.

4) Purchase or sell real estate, commodities or commodity contracts; provided that the Master LLC may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5) Underwrite securities of other issuers except insofar as the Master LLC may be deemed an underwriter under the 1933 Act in selling portfolio securities.

6) Make loans to other persons, except (i) to the extent that the Master LLC may be deemed to be making loans by purchasing corporate loans, as a co-lender or otherwise, and other debt securities and entering into repurchase agreements in accordance with its investment objective, policies and limitations and (ii) the Master LLC may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in the Prospectus.

7) Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the US Government or by its agencies or instrumentalities; and provided further that the Master LLC will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term “issuer” includes the borrower, the agent bank and any intermediate participant (as defined under the Master LLC’s prospectus “General Description of the Registrant—Investment Objectives and Policies—Participation Interests”).

8) Purchase any securities on margin, except that the Master LLC may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9) Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] 2011, by and between [BlackRock Senior Floating Rate Fund, Inc./BlackRock Senior Floating Rate Fund II, Inc.], a registered investment company and a Maryland corporation (the “Corporation”), and BlackRock Funds II, a registered investment company and a Massachusetts business trust (the “Trust”), on behalf of BlackRock Floating Rate Income Portfolio, a separate series of the Trust (the “Floating Rate Income Portfolio”). References herein to the Floating Rate Income Portfolio refer, where applicable, to the Trust on behalf of the Floating Rate Income Portfolio.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Corporation to the Floating Rate Income Portfolio in exchange for the assumption by the Floating Rate Income Portfolio of the Stated Liabilities (as defined in paragraph 1.3) of the Corporation and [Investor A Shares/Investor C1 Shares] of the Floating Rate Income Portfolio (“Floating Rate Income Portfolio Shares”) having an aggregate net asset value equal to the value of the assets of the Corporation acquired by the Floating Rate Income Portfolio reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Floating Rate Income Portfolio Shares to the shareholders of the Corporation, (iii) the termination, dissolution and complete liquidation of the Corporation (collectively, the “Reorganization”), all upon the terms and conditions set forth in this Agreement, and (iv) if applicable, the termination, dissolution and complete liquidation of the Master LLC (as defined below).

WHEREAS, the Corporation is a closed-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) that invests its assets indirectly through the Master Senior Floating Rate LLC (the “Master LLC”) and the Master LLC owns assets that generally are assets of the character in which the Floating Rate Income Portfolio is permitted to invest;

WHEREAS, the Floating Rate Income Portfolio is an open-end, registered management company within the meaning of the 1940 Act and is a separate series of the Trust;

WHEREAS, each of the Corporation and the Floating Rate Income Portfolio qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Floating Rate Income Portfolio is authorized to issue the Floating Rate Income Portfolio Shares;

WHEREAS, the Board of Directors of the Corporation has determined that the Reorganization is in the best interests of the Corporation and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the shareholders of the Corporation;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Floating Rate Income Portfolio; and

WHEREAS, if the shareholders of the Corporation approve this Agreement and the shareholders of [BlackRock Senior Floating Rate Fund, Inc./BlackRock Senior Floating Rate Fund II, Inc.] approve the Agreement and Plan of Reorganization (the “Second Agreement” and together with the Agreement, the “Agreements”) by and between [BlackRock Senior Floating Rate Fund, Inc./BlackRock Senior Floating Rate Fund II, Inc.] and the Trust, on behalf of the Floating Rate Income Portfolio, dated the same date hereof (the “Second Reorganization” and together with the Reorganization, the “Reorganizations”) and all other conditions precedent have been met to effect the Reorganization and the Second Reorganization as contemplated by the respective Agreements, the Master LLC will, immediately after the Closing, make a distribution in kind of all of its assets to the Floating Rate Income Portfolio and, alternatively, if the shareholders of the Corporation approve this Agreement and the shareholders of [BlackRock Senior Floating Rate Fund, Inc./BlackRock Senior Floating Rate Fund II, Inc.] do not approve the Second Agreement and all other conditions precedent have been met to effect the Reorganization, the Master LLC will, immediately prior to the Closing, make a distribution in kind to the Corporation and the [BlackRock Senior Floating Rate Fund, Inc./BlackRock Senior Floating Rate Fund II, Inc.] equal to a pro rata portion of the Master LLC’s assets.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Corporation agrees to convey, transfer and deliver substantially all of the assets of the Corporation free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Floating Rate Income Portfolio, agrees: (a) to deliver to the Corporation the number of full and fractional Floating Rate Income Portfolio Shares, determined by dividing: (i) the aggregate value of the Corporation’s assets, net of the Stated Liabilities (as defined in paragraph 1.3) of the Corporation, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one [Investor A Share/Investor C1 Shares] of the Floating Rate Income Portfolio computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Corporation described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Corporation to be acquired by the Floating Rate Income Portfolio shall consist of all property owned by the Corporation, including, without limitation, all cash, securities, loans, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Corporation, any deferred or prepaid expenses shown as an asset on the books of the Corporation on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Corporation’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Corporation will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Floating Rate Income Portfolio shall assume only those accrued and unpaid liabilities of the Corporation set forth in the Corporation’s statement of assets and liabilities as of the Closing Date delivered by the Corporation to the Trust, pursuant to paragraph 5.2 (the “Stated Liabilities”). The Floating Rate Income Portfolio shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Corporation.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (ii) the Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date (i) the Corporation will distribute in complete liquidation of the Corporation, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Corporation Shareholders”), all of the Floating Rate Income Portfolio Shares received by the Corporation. Such distribution will be accomplished by the transfer on the books of the Floating Rate Income Portfolio of Floating Rate Income Portfolio Shares credited to the account of the Corporation to open accounts on the share records of the Floating Rate Income Portfolio in the name of the Corporation Shareholders, and representing the respective pro rata number of Floating Rate Income Portfolio Shares due Corporation Shareholders and (ii) the Corporation will dissolve. The Floating Rate Income Portfolio shall not issue certificates representing Floating Rate Income Portfolio Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Floating Rate Income Portfolio Shares will be shown on the books of the Floating Rate Income Portfolio’s transfer agent, BNY Mellon Investment Servicing (US) Inc.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Floating Rate Income Portfolio Shares in a name other than the registered holder of the Corporation shares on the books of the Corporation as of that time shall, as a condition of such transfer, be paid by the person to whom such Floating Rate Income Portfolio Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Corporation, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Corporation.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Corporation shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Corporation, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Floating Rate Income Portfolio shall be made available to the Corporation from and after the Closing Date at the Floating Rate Income Portfolio’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE CORPORATION; ACTION BY TRUST. The Corporation shall take all actions expressed herein as being the obligations of the Corporation. The Trust shall take all actions expressed herein as being the obligations of the Trust on behalf of the Floating Rate Income Portfolio.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Floating Rate Income Portfolio hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Floating Rate Income Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Floating Rate Income Portfolio Shares, and to the extent necessary, fractional Floating Rate Income Portfolio Shares, of an aggregate net asset value equal to the gross value of the Assets of the Corporation acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Corporation assumed by the Floating Rate Income Portfolio, shall be issued by the Floating Rate Income Portfolio in exchange for such Assets of the Corporation. The net asset value per share of the [Investor A Shares/Investor C1 Shares] of the Floating Rate Income Portfolio shall be the net asset value per share, computed as of the Valuation Time, using the Floating Rate Income Portfolio’s valuation procedures or such other valuation procedures, as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on a date in the first quarter of 2011 as the parties may agree, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Corporation shall instruct its custodian, Bank of New York Mellon (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Floating Rate Income Portfolio on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Corporation. The Corporation’s Assets represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Floating Rate Income Portfolio, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and all Assets of the Corporation at the Valuation Time shall be transferred and delivered by the Corporation as of the Closing Date for the account of the Floating Rate Income Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Corporation’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Corporation shall be transferred and delivered by the Corporation as of the Closing Date for the account of the Floating Rate Income Portfolio.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Corporation or the Floating Rate Income Portfolio are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Corporation or the Floating Rate Income Portfolio is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Corporation shall instruct the Corporation’s transfer agent, BNY Mellon Investment Servicing (US) Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Corporation Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Corporation owned by each Corporation Shareholder immediately prior to the Closing. The Floating Rate Income Portfolio shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Floating Rate Income Portfolio Shares to be credited on the Closing Date to the Corporation, or provide evidence reasonably satisfactory to the Corporation that such Floating Rate Income Portfolio Shares have been credited to the Corporation Shareholders’ accounts on the books of the Floating Rate Income Portfolio.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Corporation is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Floating Rate Income Portfolio of any of the Assets of the Corporation for the reason that any of such Assets have not yet been delivered to it by the Corporation’s broker, dealer or other counterparty, then, in lieu of such delivery, the Corporation shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Floating Rate Income Portfolio or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE CORPORATION. The Corporation represents and warrants to the Trust, on behalf of the Floating Rate Income Portfolio, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation. The Corporation has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Corporation.

(b) The Corporation is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 of the Trust and the combined prospectus/proxy statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation and warranties in this paragraph 4.1(c) apply to statements or omissions made concerning the Trust or the Floating Rate Income Portfolio. Any written information furnished by the Corporation with respect to the Corporation for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Corporation’s prospectus and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Corporation is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation will not result in the violation of, Maryland law or any provision of the Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation is a party or by which it is bound.

(f) The Corporation has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof. No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Corporation’s knowledge threatened against the Corporation or any of its properties or assets which, if adversely determined, would materially and adversely affect the Corporation’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Corporation to carry out the transactions contemplated by this Agreement. The Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Corporation as of August 31, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Floating Rate Income Portfolio) fairly reflect the financial condition and the results of operations of the Corporation as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Corporation whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Corporation as reflected in the audited financial statements as of August 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and repurchase of Corporation shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(g) above, there has been no material adverse change in the Corporation’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Corporation (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(h), a decline in the net asset value of the Corporation due to declines in the value of the Corporation Assets, the discharge of the Corporation’s liabilities or the repurchase of the Corporation’s shares by the Corporation shall not constitute a material adverse change.

(i) Since August 31, 2010 there has not been (i) any pending or to the knowledge of the Corporation threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Corporation; (ii) any option to purchase or other right to acquire shares of the Corporation issued or granted by or on behalf of the Corporation to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Corporation; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Corporation, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Corporation for borrowed money or any commitment to borrow money by or on behalf of the Corporation; (v) any amendment of the Corporation’s organizational documents in a manner materially affecting the Corporation; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Corporation other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Corporation required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Corporation’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $0.10 per share of which, as of August 31, 2010, there were outstanding [            ] shares of the Corporation. All issued and outstanding shares of common stock of the Corporation have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Corporation will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Corporation’s transfer agent as provided in paragraph 3.4. The Corporation has no outstanding options, warrants or other rights to subscribe for or purchase any of the Corporation shares and has no outstanding securities convertible into any of the Corporation shares.

(l) At the Closing Date, the Corporation will have good and marketable title to the Assets to be transferred to the Floating Rate Income Portfolio pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Floating Rate Income Portfolio has received notice and which have been taken into account in the net asset valuation of the Assets, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Floating Rate Income Portfolio will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Floating Rate Income Portfolio.

(m) Subject to the requisite approval of this Agreement by the shareholders of the Corporation, (i) the Corporation has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Corporation; and (iii) this Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Corporation for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(o) The Corporation has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the

Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) Except for the Registration Statement and the requisite approval of this Agreement by the shareholders of the Corporation, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation of the transactions contemplated by this Agreement.

(q) The Corporation has called a special meeting of the shareholders of the Corporation to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than February 14, 2011 (or such other date as the parties may agree to in writing).

(r) Prior to the valuation of the Assets as of the Valuation Time, the Corporation shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of the Corporation all of the Corporation’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE FLOATING RATE INCOME PORTFOLIO. The Trust, on behalf of the Floating Rate Income Portfolio, represents and warrants to the Corporation as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Floating Rate Income Portfolio is a legally designated, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Floating Rate Income Portfolio. The Trust, on behalf of the Floating Rate Income Portfolio, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Floating Rate Income Portfolio.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Floating Rate Income Portfolio.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Floating Rate Income Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Floating Rate Income Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Corporation furnished to the Trust by the Corporation. Any written information furnished by the Trust with respect to the Trust or the Floating Rate Income Portfolio for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Trust relating to the Floating Rate Income Portfolio, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Floating Rate Income Portfolio is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Floating Rate Income Portfolio, will not result in the violation of, Massachusetts law or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Floating Rate Income Portfolio, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Floating Rate Income Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Floating Rate Income Portfolio, is a party or by which the Floating Rate Income Portfolio is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Floating Rate Income Portfolio’s knowledge threatened against the Floating Rate Income Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect the Floating Rate Income Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Floating Rate Income Portfolio to carry out the transactions contemplated by this Agreement. The Floating Rate Income Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) Since July 9, 2010, there has not been (i) any pending or to the knowledge of the Floating Rate Income Portfolio threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Floating Rate Income Portfolio; (ii) any option to purchase or other right to acquire shares of the Floating Rate Income Portfolio issued or granted by or on behalf of the Floating Rate Income Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Floating Rate Income Portfolio; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Floating Rate Income Portfolio, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Floating Rate Income Portfolio for borrowed money or any commitment to borrow money by or on behalf of the Floating Rate Income Portfolio; (v) any amendment of the Floating Rate Income Portfolio’s organizational documents in a manner materially affecting the Floating Rate Income Portfolio; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Floating Rate Income Portfolio other than a lien for taxes not yet due and payable.

(h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Floating Rate Income Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Floating Rate Income Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(i) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of [            ], there were [            ] outstanding shares of the Floating Rate Income Portfolio. All issued and outstanding shares of beneficial interest of the Floating Rate Income Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Floating Rate Income Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Floating Rate Income Portfolio shares and has no outstanding securities convertible into any of the Floating Rate Income Portfolio shares.

(j) At the Closing Date, the Trust will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Corporation has received notice at or prior to the Closing Date.

(k) The Trust has the power to enter into this Agreement and to consummate the transactions contemplated herein, in each case on behalf of the Floating Rate Income Portfolio. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Floating Rate Income Portfolio, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Floating Rate Income Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Floating Rate Income Portfolio Shares to be issued and delivered to the Corporation for the account of the Corporation Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Floating Rate Income Portfolio Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Floating Rate Income Portfolio’s prospectus).

(m) The information to be furnished by the Floating Rate Income Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n) The Floating Rate Income Portfolio has elected to qualify and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and expects to continue to satisfy the distribution requirements imposed by the Code and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(o) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE CORPORATION AND THE TRUST, ON BEHALF OF THE FLOATING RATE INCOME PORTFOLIO

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Corporation and the Floating Rate Income Portfolio will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, tender offers and shareholder purchases and redemptions, as applicable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Corporation will prepare and deliver to the Floating Rate Income Portfolio at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Corporation as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Corporation are being correctly determined in accordance with the terms of this Agreement. The Corporation will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Corporation as of the Valuation Time and (2) a list of the Corporation’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Corporation.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Corporation shall make available to the Trust’s officers and agents all books and records of the Corporation and the Trust shall make available to the Corporation’s officers and agents all books and records of the Trust relating to the Floating Rate Income Portfolio.

5.4 ADDITIONAL INFORMATION. The Corporation will assist the Floating Rate Income Portfolio in obtaining such information as the Floating Rate Income Portfolio reasonably requests concerning the beneficial ownership of the Corporation’s shares.

5.5 CONTRACT TERMINATION. The Corporation will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Corporation and the Trust, on behalf of the Floating Rate Income Portfolio, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Corporation covenants that it will, as and when reasonably requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust may reasonably deem necessary or desirable in order to vest in and confirm the Floating Rate Income Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Floating Rate Income Portfolio, will prepare and file with the Commission the Registration Statement relating to the Floating Rate Income Portfolio Shares to be issued to shareholders of the Corporation. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Corporation and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the shareholders of the Corporation to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Corporation any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Corporation nor the Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporation and the Trust, on behalf of the Floating Rate Income Portfolio, will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Corporation and the Floating Rate Income Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Corporation and the Trust, on behalf of the Floating Rate Income Portfolio, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Trust, on behalf of the Floating Rate Income Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Corporation shall furnish to the Floating Rate Income Portfolio, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Corporation for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Floating Rate Income Portfolio will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY. The Corporation agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

The obligations of the Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Floating Rate Income Portfolio, of all the obligations to be performed by the Trust, on behalf of the Floating Rate Income Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of the Floating Rate Income Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Corporation has approved this Agreement.

6.3 The shareholders of the Corporation have approved this Agreement in the manner specified in the combined prospectus/proxy statement contained in the Registration Statement.

6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Floating Rate Income Portfolio is currently contractually obligated to pay for services provided to the Floating Rate Income Portfolio nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any, other than in each case those shall have been previously disclosed to the Corporation.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE FLOATING RATE INCOME PORTFOLIO

The obligations of the Trust, on behalf of the Floating Rate Income Portfolio, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation of all the obligations to be performed by the Corporation pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Corporation shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of the Corporation all of the Corporation’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Trustees of the Trust has approved this Agreement with respect to the Floating Rate Income Portfolio.

7.4 The shareholders of the Corporation have approved this Agreement in the manner specified in the Registration Statement.

7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Corporation is currently contractually obligated to pay for services provided to the Corporation nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus of the Corporation, other than in each case those previously described to the Trust.

7.6 The Corporation shall have taken all steps required to terminate all agreements to which the Corporation is a party (other than this Agreement) and pursuant to which the Corporation has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE CORPORATION AND THE TRUST, ON BEHALF OF THE FLOATING RATE INCOME PORTFOLIO

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Floating Rate Income Portfolio, the Trust or the Corporation, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Corporation, shall have been approved by the requisite vote of the shareholders of the Corporation in accordance with the provisions of the Corporation’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Floating Rate Income Portfolio in such form as shall be reasonably acceptable to the Floating Rate Income Portfolio. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Floating Rate Income Portfolio, nor the Corporation may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Floating Rate Income Portfolio or the Corporation, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust on Form N-1A under the 1933 Act covering the sale of shares of the Floating Rate Income Portfolio shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Floating Rate Income Portfolio, the Trust or the Corporation or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Corporation and the Floating Rate Income Portfolio each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Corporation, and the Floating Rate Income Portfolio, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Corporation to the Floating Rate Income Portfolio solely in exchange for Floating Rate Income Portfolio Shares and the assumption by the Floating Rate Income Portfolio of the Stated Liabilities of the Corporation followed by the distribution of Floating Rate Income Portfolio Shares to the Corporation Shareholders in complete liquidation of the Corporation, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Floating Rate Income Portfolio and the Corporation will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Floating Rate Income Portfolio upon the receipt of the Assets of the Corporation solely in exchange for Floating Rate Income Portfolio Shares and the assumption by the Floating Rate Income Portfolio of the Stated Liabilities of the Corporation;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Corporation upon the transfer of the Assets of the Corporation to the Floating Rate Income Portfolio solely in exchange for Floating Rate Income Portfolio Shares and the assumption by the Floating Rate Income Portfolio of the Stated Liabilities of the Corporation or upon the distribution of Floating Rate Income Portfolio Shares to Corporation Shareholders in exchange for such shareholders’ shares of the Corporation in liquidation of the Corporation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Corporation, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Corporation;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Corporation Shareholders upon the exchange of their Corporation shares solely for Floating Rate Income Portfolio Shares;

(e) under Section 358 of the Code, the aggregate tax basis of Floating Rate Income Portfolio Shares received by each Corporation Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Corporation shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Floating Rate Income Portfolio Shares received by each Corporation Shareholder pursuant to the Reorganization will include the holding period of the Corporation shares exchanged therefor, provided that such shareholder held the Corporation shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of the Assets transferred to the Floating Rate Income Portfolio will be the same as the tax basis of such Assets in the hands of the Corporation immediately before the Reorganization other than any adjustment of tax basis resultant from the distribution by the Master LLC of all of its assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Corporation on the termination of the Corporation’s taxable year or on the transfer to the Floating Rate Income Portfolio; and

(h) under Section 1223(2) of the Code, the holding periods of the Assets transferred to the Floating Rate Income Portfolio in the hands of the Floating Rate Income Portfolio will include the holding period of each of the Assets held by the Corporation except for any Assets that may be marked to market for federal income tax purposes on the termination of the Corporation’s taxable year or on which gain was recognized upon the transfer to the Floating Rate Income Portfolio.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Floating Rate Income Portfolio and Corporation will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Corporation, the Trust nor the Floating Rate Income Portfolio may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Corporation with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Corporation’s taxable year.

ARTICLE IX

EXPENSES

9.1 The Corporation and any other closed-end investment company that sells substantially all of its assets to the Floating Rate Income Portfolio on or about the Closing Date (for purposes of this Section 9.1 only, a “Fund”) will bear expenses incurred in connection with the Reorganization or Reorganizations, as applicable, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, expenses incurred in connection with the preparation of an agreement and plan of reorganization and the Registration Statement, the printing and distribution of the Registration Statement and any other materials required to be distributed to shareholders, Commission and state securities commission filing fees and legal and audit fees in connection with the Reorganization or Reorganizations, as applicable, legal fees incurred preparing each Fund’s board materials, an agreement and plan of reorganization and the Registration Statement, attending each Fund’s board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization or Reorganizations, as applicable, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization or Reorganizations, as applicable.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Corporation and the Trust, on behalf of the Floating Rate Income Portfolio, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Corporation and the Trust, on behalf of the Floating Rate Income Portfolio. In addition, the Corporation or the Trust, on behalf of the Floating Rate Income Portfolio, may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors, Board of Trustees or officers, to the other party or its Board of Directors or Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Trust, on behalf of the Floating Rate Income Portfolio, as specifically authorized by their respective Board of Directors and Board of Trustees; provided, however, that, following the meeting of the shareholders of the Corporation called by the Corporation pursuant to paragraph 4.1(q) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Floating Rate Income Portfolio Shares to be issued to the Corporation Shareholders under this Agreement to the detriment of such Corporation Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Trust or the Floating Rate Income Portfolio hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Floating Rate Income Portfolio as provided in the Trust’s declaration of trust and bylaws. Moreover, no series of the Trust other than the Floating Rate Income Portfolio shall be responsible for the obligations of the Trust or Floating Rate Income Portfolio hereunder, and all persons shall look only to the assets of the Floating Rate Income Portfolio to satisfy the obligations of the Floating Rate Income Portfolio hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Floating Rate Income Portfolio and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Floating Rate Income Portfolio as provided in the Trust’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Floating Rate Income Portfolio, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to the Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John , President and Chief Executive Officer, or to any other address that the Floating Rate Income Portfolio or the Corporation shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS II, on behalf of its series, BLACKROCK FLOATING RATE INCOME PORTFOLIO

By:
Name:
Title:

[ ]

By:
Name:
Title:

IN WITNESS WHEREOF, the Master Senior Floating Rate LLC has duly agreed to the distribution described in the last WHEREAS clause of this Agreement.

MASTER SENIOR FLOATING RATE LLC

By:
Name:
Title:

BLACKROCK FUNDS

BLACKROCK SENIOR FLOATING RATE FUND, INC.

BLACKROCK SENIOR FLOATING RATE FUND II, INC.

BLACKROCK FLOATING RATE INCOME PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

January 11, 2011

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganizations (each a “Reorganization” and together the “Reorganizations”) of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. (the “Senior Floating Rate Funds”), Maryland corporations, into BlackRock Floating Rate Income Portfolio (the “Floating Rate Income Portfolio”), a series of BlackRock Funds II, a Massachusetts business trust.

This Reorganization SAI contains information which may be of interest to shareholders of each Senior Floating Rate Fund relating to the respective Reorganizations, but which is not included in the Combined Prospectus/ Proxy Statement dated January 5, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of all of the assets, in exchange for the assumption of certain stated liabilities of the respective Senior Floating Rate Fund and shares of the Floating Rate Income Portfolio. The respective Senior Floating Rate Fund would distribute the Floating Rate Income Portfolio shares it receives to its shareholders in complete liquidation of the respective Senior Floating Rate Fund. Following the respective distribution, each Senior Floating Rate Fund would be dissolved under Maryland law and be deregistered as an investment company under the 1940 Act. Following the Reorganizations, the Master LLC will be dissolved as a limited liability company under Delaware law and be deregistered as an investment company under the 1940 Act.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Floating Rate Income Portfolio, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

SAI-1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE SENIOR FLOATING RATE FUNDS AND THE FLOATING RATE INCOME PORTFOLIO	SAI-3
FINANCIAL STATEMENTS	SAI-3
PRO FORMA FINANCIAL STATEMENTS
PRO FORMA FINANCIAL STATEMENTS	SAI-3

SAI-2

ADDITIONAL INFORMATION ABOUT THE

SENIOR FLOATING RATE FUNDS AND THE FLOATING RATE INCOME PORTFOLIO

For the Floating Rate Income Portfolio: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Floating Rate Income Portfolio dated November 22, 2010 as supplemented (SEC Accession No. 0000891092-10-005221) as filed with the Securities and Exchange Commission (the “SEC”) and the Annual Report to Shareholders for the fiscal year ended September 30, 2010, dated December 2, 2010 (SEC Accession No. 0001193125-10-272918), as filed with the SEC.

For the BlackRock Senior Floating Rate Fund, Inc.: Incorporates by reference the Annual Report to Shareholders for the fiscal period ended August 31, 2010, dated November 8, 2010 (SEC Accession No. 0000900092-10-001186), as filed with the SEC.

For the BlackRock Senior Floating Rate Fund II, Inc.: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended August 31, 2010, dated November 8, 2010 (SEC Accession No. 0000900092-10-001189), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of each Senior Floating Rate Fund for the fiscal year ended August 31, 2010, and the Annual Report to Shareholders of the Floating Rate Income Portfolio for the fiscal period ended September 30, 2010, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding each Senior Floating Rate Fund. The financial statements therein, and the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Unaudited pro forma financial statements of each Senior Floating Rate Fund, the Floating Rate Income Portfolio and the Floating Rate Income Portfolio after the Reorganization with both of the Senior Floating Rate Funds are provided on the following pages.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if each Reorganization occurred on August 31, 2010. The unaudited pro forma statement of operations reflects expenses for the twelve months ended August 31, 2010 with respect to the Senior Floating Rate Funds and from July 9, 2010 (commencement of operations) through August 31, 2010 with respect to the Floating Rate Income Portfolio. The pro forma schedule of investments reflects investments held by the Master Senior Floating Rate LLC, through which the Senior Floating Rate Funds invest. The pro forma financial statements give effect to the proposed reorganizations (each a “Reorganization” and together the “Reorganizations”) of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. into Floating Rate Income Portfolio. The proposed Reorganizations will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving legal entity. It is not anticipated that the Floating Rate Income Portfolio will sell any securities of the respective Senior Floating Rate Fund acquired in the respective Reorganization other than in the ordinary course of business.

SAI-3

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Common Stocks (a)		Shares	Value	Shares	Value	Shares	Value
Chemicals - 0.0%
GEO Specialty Chemicals, Inc. (b)		39,151	$15,030	—	$—	39,151	$15,030
Wellman Holdings, Inc.		5,206	260	—	—	5,206	260

			15,290		—		15,290

Commercial Services & Supplies - 0.0%
SIRVA		1,817	18,170	—	—	1,817	18,170
Paper & Forest Products - 0.3%
Ainsworth Lumber Co. Ltd.		309,538	725,695	—	—	309,538	725,695
Ainsworth Lumber Co. Ltd. (b)		376,109	881,768	—	—	376,109	881,768

			1,607,463				1,607,463

Total Common Stocks - 0.03%			1,640,923		—		1,640,923

Corporate Bonds		Par (000)		Par (000)		Par (000)
Airlines - 0.2%
Air Canada, 9.25%, 8/01/15 (b)	USD	900	882,000	100	98,000	1,000	980,000
Chemicals - 1.2%
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15 (b)(c)(d)		2,555	1,660,566	—	—	2,555	1,660,566
10.00%, 3/31/15		2,515	1,634,464	—	—	2,515	1,634,464
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lein), 10.00%, 1/29/19 (b)		2,000	1,740,000	—	—	2,000	1,740,000
(Third Lein), 5.00%, 1/29/19 (c)		2,381	928,497	—	—	2,381	928,497

			5,963,527		—		5,963,527

Commercial Banks - 0.4%
CIT Group, Inc., 7.00%, 5/01/17		1,200	1,128,374	1,125	1,057,851	2,325	2,186,225
Commercial Services & Supplies - 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16		1,600	1,640,000	—	—	1,600	1,640,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		1,050	1,081,500	—	—	1,050	1,081,500

			2,721,500		—		2,721,500

Containers & Packaging - 0.5%
Berry Plastics Corp.:
8.25%, 11/15/15		1,700	1,704,250	—	—	1,700	1,704,250
9.50%, 5/15/18 (b)		960	883,200	—	—	960	883,200
Berry Plastics Holding Corp., 8.88%, 9/15/14		175	166,688	—	—	175	166,688

			2,754,138		—		2,754,138

Diversified Financial Services - 1.8%
Ally Financial Inc., 8.30%, 2/12/15 (b)		2,100	2,184,000	500	520,000	2,600	2,704,000
FCE Bank Plc:
7.88%, 2/15/11	GBP	100	155,282	—	—	100	155,282
7.13%, 1/16/12	EUR	1,300	1,705,085	—	—	1,300	1,705,085
7.13%, 1/15/13		200	262,321	—	—	200	262,321
GMAC, Inc. 2.74%, 12/01/14 (e)	USD	800	687,782			800	687,782
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		1,125	1,116,562	150	148,875	1,275	1,265,437
8.00%, 1/15/18		2,250	2,238,750	500	497,500	2,750	2,736,250

			8,349,782		1,166,375		9,516,157

SAI-4

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Diversified Telecommunication Service s - 0.5%
ITC Deltacom, Inc., 10.50%, 4/01/16	USD	1,250	$1,231,250		$—	1,250	$1,231,250
Qwest Communications International, Inc.,
8.00%, 10/01/15 (b)		1,200	1,290,000	250	268,750	1,450	1,558,750

			2,521,250		268,750		2,790,000

Food & Staples Retailing - 0.1%
Rite Aid Corp., 8.00%, 8/15/20 (b)		670	665,813	—	—	670	665,813
Food Products - 0.3%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,220	1,361,825	—	—	1,220	1,361,825
Health Care Providers & Services - 0.4%
American Renal Holdings, 8.38%, 5/15/18 (b)		485	485,000	—	—	485	485,000
HCA, Inc. 7.25%, 9/15/20		1,695	1,771,275	—	—	1,695	1,771,275

			2,256,275		—		2,256,275

Hotels, Restaurants & Leisure - 0.3%
MGM Resorts International:
10.38%, 5/15/14		—	—	100	109,000	100	109,000
11.13%, 11/15/17		1,030	1,151,025	250	279,375	1,280	1,430,400

			1,151,025		388,375		1,539,400

Household Durables - 0.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17		2,300	2,590,375	400	450,500	2,700	3,040,875
IT Services - 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		1,429	1,368,268	—	—	1,429	1,368,268
Independent Power Producers & Energy Traders - 1.9%
Calpine Construction Finance Co. LP
8.00%, 6/01/16 (b)		3,270	3,433,500	600	630,000	3,870	4,063,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,400	1,348,204	325	312,976	1,725	1,661,180
NRG Energy, Inc.:
7.25%, 2/01/14		2,800	2,856,000	500	510,000	3,300	3,366,000
7.38%, 2/01/16		—	—	100	100,750	100	100,750

			7,637,704		1,553,726		9,191,430

Media - 1.6%
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		735	762,562	150	155,625	885	918,187
Series B, 9.25%, 12/15/17		2,540	2,663,825	600	629,250	3,140	3,293,075
DISH DBS Corp., 6.63%, 10/01/14		950	971,375	—	—	950	971,375
UPC Germany GmbH, 8.13%, 12/01/17 (b)		2,750	2,825,625	—	—	2,750	2,825,625

			7,223,387		784,875		8,008,262

Multiline Retail - 0.1%
Dollar General Corp., 10.63%, 7/15/15		—	—	250	274,375	250	274,375
Oil, Gas & Consumable Fuels - 1.0%
Coffeyville Resources, LLC
9.00%, 4/01/15 (b)		540	554,850	200	205,500	740	760,350
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,750	1,636,250	300	280,500	2,050	1,916,750
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		2,120	2,125,300	435	436,088	2,555	2,561,388

			4,316,400		922,088		5,238,488

SAI-5

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Corporate Bonds		Par (000)	Value	Par (000)	Value	Par (000)	Value
Paper & Forest Products - 0.6%
NewPage Corp., 11.38%, 12/31/14	USD	3,715	$3,018,438	—	$—	3,715	$3,018,438
Textiles, Apparel & Luxury Goods - 0.3%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		1,645	1,694,350	—	—	1,645	1,694,350
Wireless Telecommunication Services - 1.2%
Cricket Communications, Inc. 7.75%, 5/15/16		2,825	2,916,812	625	645,312	3,450	3,562,124
Nextel Communications, Inc., Series E, 6.88% 10/31/13		1,525	1,521,187	325	324,188	1,850	1,845,375
Sprint Capital Corp., 8.38%, 3/15/12		675	713,813	—	—	675	713,813

			5,151,812		969,500		6,121,312

Total Corporate Bonds - 13.8%			62,756,243		7,934,415		70,690,658

Floating Rate Loan Interests (e)
Advertising - 0.6%
Affinion Group Inc., Tranche B Term Loan, 5.00%, 10/09/16		2,743	2,639,106	675	649,266	3,418	3,288,372
Aerospace & Defense - 1.5%
DynCorp International, Term Loan, 6.25%, 7/07/16		1,675	1,662,019	325	322,481	2,000	1,984,500
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		177	140,809	23	17,933	200	158,742
Term Loan, 2.26% - 2.53%, 3/26/14		2,916	2,323,106	377	300,734	3,293	2,623,840
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		808	808,173	—	—	808	808,173
Tranche B Term Loan, 5.75%, 12/18/15		1,642	1,645,854	625	625,521	2,267	2,271,375

			6,579,961		1,266,669		7,846,630

Airlines - 0.4%
Delta Airlines, Inc., Credit-Linked Deposit Loan 0.11% - 2.28%, 4/30/12		1,455	1,391,344	679	649,412	2,134	2,040,756
Auto Components - 1.7%
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		7,273	6,701,352	1,275	1,174,822	8,548	7,876,174
Exide Global Holdings Netherlands C.V., European Borrower, Term Loan, 3.94%, 5/15/12	EUR	559	655,284	—	—	559	655,284

			7,356,636		1,174,822		8,531,458

Automobiles - 1.3%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	USD	5,344	5,140,510	1,119	1,076,455	6,463	6,216,965
Tranche B-2 Term Loan, 3.03% 12/15/13		390	373,640	—	—	390	373,640

			5,514,150		1,076,455		6,590,605

Building Products - 1.9%
Building Materials Corp. of America, Term Loan Advance, 3.06%, 2/22/14		492	483,083	79	77,902	571	560,985
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		5,678	5,698,083	—	—	5,678	5,698,083
Momentive Performance Materials (Blitz 06-103 GmbH):
Tranche B-1 Term Loan, 2.56%, 12/04/13		962	904,032	250	235,000	1,212	1,139,032
Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	2,074	2,409,735	—	—	2,074	2,409,735

			9,494,933		312,902		9,807,835

SAI-6

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Capital Markets - 0.6%
Marisco Parent Co., LLC, Term Loan, 5.31% - 5.56%,12/15/14	USD	759	$526,462	—	$—	759	$526,462
Nuveen Investments, Inc., Term Loan (First Lein), 3.48% - 3.53%, 11/13/14		2,274	2,007,718	400	353,125	2,674	2,360,843

			2,534,180		353,125		2,887,305

Chemicals - 6.1%
Brenntag Holding GmbH & Co. KG:
Acquisition Facility 1, 4.01% - 4.48%, 1/20/14		76	74,704	—	—	76	74,704
Facility B2, 4.02% - 4.06%, 1/20/14		1,551	1,531,297	—	—	1,551	1,531,297
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		1,771	1,779,899	—	—	1,771	1,779,899
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		2,800	2,793,000			2,800	2,793,000
Exit Term Loan, 5.50%, 8/16/16		2,500	2,510,417			2,500	2,510,417
Exit Term Loan, 5.50%, 8/29/16		—	—	400	401,667	400	401,667
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		1,177	1,176,750	—	—	1,177	1,176,750
Huish Detergents, Inc., Loan (Second Lien), 4.55%, 10/26/14		750	723,750	—	—	750	723,750
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		770	775,347	—	—	770	775,347
MacDermid, Inc., Tranche C Term Loan, 2.27%, 4/12/20	EUR	1,000	1,152,794	—	—	1,000	1,152,794
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	3,589	3,600,711	—	—	3,589	3,600,711
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% - 3.73%, 7/30/14		3,423	3,130,268	560	512,050	3,983	3,642,318
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		2,245	2,244,159	—	—	2,245	2,244,159
Solutia, Inc., Term Loan, 4.75%, 3/17/17		2,032	2,030,276	370	369,711	2,402	2,399,987
Styron Sarl, Term Loan, 7.50%, 6/17/16		2,700	2,721,087	500	503,907	3,200	3,224,994
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		2,404	2,423,651	—	—	2,404	2,423,651
Tranche B-2 Term Loan, 11.25%, 9/20/10		646	651,130	—	—	646	651,130

			29,319,240		1,787,335		31,106,575

Commercial Banks - 1.3%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		6,000	5,980,440	450	448,533	6,450	6,428,973

SAI-7

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Commercial Services & Supplies - 7.1%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14	USD	48	$45,785	10	$9,562	58	$55,347
Letter of Credit-2 Facility, 0.11%, 7/26/16		76	73,619	22	20,936	98	94,555
US Term Loan, 2.41%, 1/26/14		670	633,110	140	132,222	810	765,332
US Term Loan B, 3.78%, 7/26/16		1,155	1,119,427	328	318,345	1,483	1,437,772
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16		1,300	1,307,583	500	502,917	1,800	1,810,500
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 3.02%, 10/21/13		611	586,996	—	—	611	586,996
Advanced Disposal Services, Inc., Term Loan B, 6.00%, 1/14/15		1,294	1,293,500	150	150,000	1,444	1,443,500
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		2,000	1,992,500	500	498,125	2,500	2,490,625
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14		1,411	1,418,179	—	—	1,411	1,418,179
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		2,194	1,951,927	400	355,912	2,594	2,307,839
Clark American Corp., Term Loan B, 2.76%, 6/30/14		2,261	1,948,922	250	215,536	2,511	2,164,458
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,100	1,105,959	425	427,302	1,525	1,533,261
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B Dollar Term Loan, 5.50%, 11/24/15		1,592	1,588,020	250	250,625	1,842	1,838,645
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		1,300	1,270,750	200	195,500	1,500	1,466,250
Interactive Data Corp.:
Term Loan, 6.75%, 11/03/16		—	—	250	251,458	250	251,458
Term Loan, 6.75%, 1/29/17		2,100	2,112,249			2,100	2,112,249
International Lease Finance Corp., Term Loan 1, 6.75%, 3/17/15		2,825	2,847,365	500	503,958	3,325	3,351,323
L-1 Identity Solutions Operating Co.,
Tranche B-1 Term Loan, 6.75%, 8/05/13		2,202	2,188,780	250	249,375	2,452	2,438,155
Protection One, Inc., Term Loan, 6.00%, 6/04/16		2,000	1,977,500	250	247,187	2,250	2,224,687
Quad Graphics, Inc., Term Loan, 5.50%, 4/20/16		—	—	300	286,200	300	286,200
SIRVA Worldwide, Inc., Loan (Second Lien), 12.00%, 5/12/15		474	118,611	—	—	474	118,611
Synagro Technologies, Inc., Term Loan (First Lien), 2.27% - 2.28%, 4/02/14		2,688	2,271,592	400	338,000	3,088	2,609,592
West Corp.:
Incremental Term Loan B-3, 7.25%, 10/24/13		3,078	3,067,268	—	—	3,078	3,067,268
Term B-4 Loan, 4.13%, 7/15/16		—	—	400	390,917	400	390,917

			30,919,642		5,344,077		36,263,719

Construction & Engineering - 0.3%
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17		1,500	1,500,000	—	—	1,500	1,500,000
Construction Materials - 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		1,425	1,425,594	325	325,136	1,750	1,750,730
Consumer Finance - 2.6%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		6,925	6,842,766	1,275	1,259,859	8,200	8,102,625
Daimler Chrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		4,423	4,407,423	781	778,477	5,204	5,185,900

			11,250,189		2,038,336		13,288,525

SAI-8

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Containers & Packaging - 0.8%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16	USD	1,089	$1,078,005	150	$148,500	1,239	$1,226,505
BWAY Holdings Co., Term Loan B, 5.50% - 6.00%, 6/16/17		320	319,600	—	—	320	319,600
Berry Plastics Holding Corp., Term Loan C, 2.38%, 4/03/15		1,376	1,254,339	315	287,162	1,691	1,541,501
Graham Packaging Co., LP, Term Loan C, 6.75%, 4/05/14		711	714,487	—	—	711	714,487
ICL Industrial Containers ULC/ICL Contenants Industriels ULC (FKA BWAY), Term Loan C, 5.50% - 6.00%, 6/16/17		30	29,981	—	—	30	29,981

			3,396,412		435,662		3,832,074

Diversified Consumer Services - 2.9%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		3,910	3,408,835	500	435,938	4,410	3,844,773
Laureate Education:
Closing Date Term Loan, 7.34%, 8/17/14		—	—	892	816,208	892	816,208
Delayed Draw Term Loan, 7.34%, 8/15/14		—	—	133	122,179	133	122,179
Series A New Term Loan, 7.00%, 8/15/14		6,404	6,296,604	—	—	6,404	6,296,604
ServiceMaster Co.:
Closing Date Term Loan, 2.77% - 3.04%, 7/24/14		3,288	3,021,719	568	522,427	3,856	3,544,146
Delayed Draw Term Loan, 2.77%, 7/24/14		327	300,918	57	52,026	384	352,944

			13,028,076		1,948,778		14,976,854

Diversified Financial Services - 2.0%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		1,970	1,975,809	—	—	1,970	1,975,809
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		2,300	2,283,709	—	—	2,300	2,283,709
US Term Loan, 6.25%, 5/05/16		3,746	3,726,582	650	646,588	4,396	4,373,170
Whitelabel IV SA:
Term Loan B1, 5.00%, 8/11/17	EUR	565	708,837	—	—	565	708,837
Term Loan B2, 5.00%, 8/11/17		935	1,173,030	—	—	935	1,173,030

			9,867,967		646,588		10,514,555

Diversified Telecommunication Services - 2.6%
Cincinnati Bell Inc., Tranche B Term Loan, 6.50%, 6/11/17	USD	1,845	1,831,535	325	322,562	2,170	2,154,097
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.75%, 5/30/14 (c)		1,937	1,356,031	—	—	1,937	1,356,031
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		1,600	1,596,000	325	325,163	1,925	1,921,163
Level 3 Communications, Incremental Term Loan, 2.53% - 2.78%, 3/13/14		4,825	4,322,143	1,125	1,007,754	5,950	5,329,897
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	2,000	2,529,353	—	—	2,000	2,529,353

			11,635,062		1,655,479		13,290,541

Electric Utilities - 0.9%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	USD	3,250	3,282,500	1,150	1,161,500	4,400	4,444,000

SAI-9

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Electrical Equipment - 0.5%
Baldor Electric Co., Term Loan, 5.25% - 5.50%, 1/31/14	USD	2,527	$2,527,463	—	$—	2,527	$2,527,463
Electronic Equipment, Instruments & Components - 0.8%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14		2,051	1,837,179	305	273,138	2,356	2,110,317
Flextronics International Ltd.:
Closing Date Loan A, 2.53% - 2.56%, 10/01/14		310	289,996	325	304,188	635	594,184
Closing Date Loan B, 2.56%, 10/01/12		1,606	1,546,332	60	57,780	1,666	1,604,112

			3,673,507		635,106		4,308,613

Energy Equipment & Services - 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		1,920	1,915,374	350	349,125	2,270	2,264,499
Food & Staples Retailing - 2.8%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.55%, 7/09/15	GBP	2,425	3,459,690	—	—	2,425	3,459,690
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%, 2/11/16	USD	1,895	1,884,807	250	248,623	2,145	2,133,430
DS Waters of America, Inc., Term Loan, 2.51%, 10/29/12		1,368	1,307,754	—	—	1,368	1,307,754
Pierre Foods, Term Loan, 7.00%, 3/03/16		1,877	1,871,400	—	—	1,877	1,871,400
Pilot Travel Centers, LLC:
Initial Tranche B Term Loan, 5.25%, 11/24/14		—	—	625	625,781	625	625,781
Initial Tranche B Term Loan, 5.25%, 6/30/16		3,895	3,899,373	—	—	3,895	3,899,373
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		795	767,970	240	231,840	1,035	999,810

			13,190,994		1,106,244		14,297,238

Food Products - 2.1%
Dole Food Co., Inc., Tranche B-1 Term Loan, 5.00% - 5.50%, 3/02/17		996	997,579	115	115,024	1,111	1,112,603
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.) Term Loan B, 6.25%, 6/29/16		1,600	1,601,142	—	—	1,600	1,601,142
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		2,085	2,064,150	—	—	2,085	2,064,150
Pinnacle Foods Finance LLC:
Tranche B Term Loan, 2.76%, 4/02/14		—	—	600	569,063	600	569,063
Tranche D Term Loan, 6.00%, 4/02/14		2,837	2,840,546	40	40,050	2,877	2,880,596
Solvest Ltd. (Dole), Tranche C-1 Term Loan, 5.00% - 5.50%, 3/02/17		2,475	2,479,016	285	285,690	2,760	2,764,706

			9,982,433		1,009,827		10,992,260

Health Care Equipment & Supplies - 1.1%
Biomet, Inc., Dollar Term Loan, 3.26% - 3.54%, 3/25/15		1,198	1,157,679	350	338,108	1,548	1,495,787
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14		2,137	2,027,498	500	474,271	2,637	2,501,769
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		1,131	1,132,619	—	—	1,131	1,132,619
Tranche C-2 Term Loan, 4.50%, 9/10/14		605	605,931	—	—	605	605,931

			4,923,727		812,379		5,736,106

SAI-10

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Health Care Providers & Services - 5.1%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14	USD	295	$278,558	50	$47,162	345	$325,720
Term Loan Facility, 2.55%, 7/25/14		5,759	5,429,356	975	919,245	6,734	6,348,601
DaVita, Inc., Tranche B-1 Term Loan, 1.77% -2.04%, 10/05/12		600	590,747	—	—	600	590,747
Gentiva Health Services, Inc., Term Loan B, 6.75%, 8/12/16		1,800	1,776,375	300	296,062	2,100	2,072,437
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		5,185	4,988,629	750	721,591	5,935	5,710,220
Tranche B-1 Term Loan, 2.78%, 11/18/13		250	240,624	—	—	250	240,624
Tranche B-2 Term Loan, 3.78%, 3/31/17		100	96,797	400	387,188	500	483,985
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		4,000	3,992,500	650	648,781	4,650	4,641,281
Renal Advantage Holdings, Inc., Tranche B Term Loan, 6.00%, 6/03/16		1,900	1,900,000	—	—	1,900	1,900,000
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		2,807	2,774,298	525	518,826	3,332	3,293,124

			22,067,884		3,538,855		25,606,739

Health Care Technology - 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16		3,687	3,693,969	500	500,938	4,187	4,194,907
Hotels, Restaurants & Leisure - 5.3%
Harrah’s Operating Co., Inc.:
Term Loan B-3, 3.50% - 3.53%, 1/28/15		2,953	2,522,848	650	555,389	3,603	3,078,237
Term Loan B-4, 9.50%, 10/31/16		2,985	3,046,360	500	510,278	3,485	3,556,638
Penn National Gaming, Inc., Term Loan B, 2.01% - 2.24%, 10/03/12		1,450	1,414,286	250	243,842	1,700	1,658,128
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		4,110	4,113,415	825	825,774	4,935	4,939,189
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 6.00%, 6/30/16		3,048	3,012,489	755	753,529	3,803	3,766,018
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		795	754,290	90	85,391	885	839,681
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.03%, 8/23/13		76	71,831	31	29,023	107	100,854
Tranche B Dollar Term Loan, 2.76%, 8/23/13		419	395,585	169	159,832	588	555,417
Universal City Development Partners, Ltd., Term Loan, 5.50%, 11/16/14		1,836	1,837,987	822	822,583	2,658	2,660,570
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		1,250	1,228,609	320	314,816	1,570	1,543,425
Term B Funded Project Loan, 5.04%, 5/27/13		3,512	3,450,883	555	545,028	4,067	3,995,911

			21,848,583		4,845,485		26,694,068

Household Durables - 0.1%
American Achievement Corp., Tranche B Term Loan, 6.25% - 6.50%, 3/25/11		445	420,446	—	—	445	420,446

SAI-11

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
IT Services - 3.0%
Audio Visual Services Group, Inc., Tranche B Term Loan (First Lien), 2.79%, 2/28/14 (c)	USD	1,336	$988,832	—	$—	1,336	$988,832
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		336	287,031	226	192,721	562	479,752
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		4,830	4,118,565	865	737,216	5,695	4,855,781
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		2,084	1,777,558	144	122,905	2,228	1,900,463
SunGard Data Systems, Inc. (Solar Capital Corp.):
Incremental Term Loan, 6.75%, 2/28/14		2,967	2,963,046	—	—	2,967	2,963,046
Tranche B U.S. Term Loan, 3.97%, 2/28/16		—	—	400	389,556	400	389,556
TransUnion LLC, Term Loan, 6.75%, 6/15/17		3,000	3,027,189	650	655,891	3,650	3,683,080

			13,162,221		2,098,289		15,260,510

Independent Power Producers & Energy Traders - 0.9%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13		716	703,573	106	104,426	822	807,999
Tranche B Term Loan, 4.02%, 4/02/13		57	56,348	9	8,363	66	64,711
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% - 4.07%, 10/10/14		3,096	2,345,853	—	—	3,096	2,345,853
Initial Tranche B-3 Term Loan, 3.79% - 4.03%, 10/10/14		1,121	844,609	650	489,938	1,771	1,334,547

			3,950,383		602,727		4,553,110

Industrial Conglomerates - 1.8%
Sequa Corp., Term Loan, 3.79%, 12/03/14		8,633	7,942,388	1,250	1,150,000	9,883	9,092,388
Insurance - 0.3%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		1,668	1,584,273	—	—	1,668	1,584,273
Leisure Equipment & Products - 0.1%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.55%, 6/09/14		159	132,982	—	—	159	132,982
Initial Loan, 2.79%, 6/09/14		315	263,250	—	—	315	263,250

			396,232		—		396,232

Machinery - 0.3%
Oshkosh Truck Corp., Term Loan B, 6.44% - 6.54%, 12/06/13		1,727	1,736,812	—	—	1,727	1,736,812
Marine - 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% - 3.55%, 8/08/12		610	521,831	—	—	610	521,831
Term Loan, 3.79%, 8/08/12		462	421,132	—	—	462	421,132

			942,963		—		942,963

SAI-12

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Media - 12.5%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	USD	5,540	$5,521,540	750	$663,920	6,290	$6,185,460
Cequel Communications, LLC, New Term Loan, 2.30%, 11/05/13		425	408,293	350	336,241	775	744,534
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		947	895,882	—	—	947	895,882
Term Loan B1, 7.25%, 3/06/14		1,747	1,784,174	—	—	1,747	1,784,174
Term Loan C, 3.79%, 9/06/16		7,859	7,517,000	1,750	1,673,751	9,609	9,190,751
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		1,547	1,488,086	250	240,469	1,797	1,728,555
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (c)		3,237	2,947,017	375	341,437	3,612	3,288,454
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		547	517,102	171	161,731	718	678,833
Tranche B-2-B Term Loan, 3.03%, 1/03/14		547	516,789	171	161,681	718	678,470
Tranche B-2-C Term Loan, 3.03%, 1/03/14		547	516,789	171	161,681	718	678,470
Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 3.03%, 7/03/13		206	196,073	—	—	206	196,073
Local TV Finance, LLC, Term Loan, 2.27%, 5/07/13		685	609,177	—	—	685	609,177
MCNA Cable Holdings LLC (OneLink Communications), Loan, 6.89%, 3/01/13 (c)		1,336	1,135,420	—	—	1,336	1,135,420
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC):
Tranche D Term Loan, 5.50%, 3/31/17		1,489	1,458,491	775	759,248	2,264	2,217,739
Tranche E Term Loan, 4.50%, 10/23/17		1,850	1,745,906	—	—	1,850	1,745,906
Newsday, LLC:
Fixed Rate Term Loan, 3.75%, 8/01/13		—	—	800	849,000	800	849,000
Floating Rate Term Loan, 6.78%, 8/01/13		2,500	2,512,500	—	—	2,500	2,512,500
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.29%, 8/09/13		68	65,191	—	—	68	65,191
Class B Dollar Term Loan, 4.04%, 5/01/16		3,379	3,265,319	767	741,542	4,146	4,006,861
Class C Dollar Term Loan, 4.04%, 5/28/16		1,100	1,055,527	100	95,969	1,200	1,151,496
Penton Media, Inc., Term Loan (First Lien), 5.00%, 8/01/14 (c)		486	335,005	—	—	486	335,005
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		1,471	1,452,921	250	246,875	1,721	1,699,796
Sinclair Television Group, Inc., New Tranche B Loan, 5.50%, 10/29/15		1,841	1,842,443	381	381,629	2,222	2,224,072
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	3,400	4,261,976	—	—	3,400	4,261,976
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.68%, 6/01/12	USD	2,157	2,011,809	—	—	2,157	2,011,809
TWCC Holdings Corp., Replacement Term Loans, 5.00%, 9/14/15		3,542	3,537,760	400	399,500	3,942	3,937,260
UPC Financing Partnership:
Facility T, 4.25%, 12/30/16		—	—	675	648,246	675	648,246
Facility U, 4.64%, 12/31/17	EUR	2,100	2,470,334	—	—	2,100	2,470,334
Virgin Media Investment Holdings Ltd., Facility B, 4.78%, 12/31/15	GBP	3,000	4,460,064	—	—	3,000	4,460,064
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3, 2.60%, 8/09/11	USD	1,641	1,583,203	—	—	1,641	1,583,203

			56,111,791		7,862,920		63,974,711

SAI-13

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Multi-Utilities - 0.2%
Energy Transfer Equity, LP, Term Loan, 2.02%, 11/01/12	USD	750	$734,063	—	$—	750	$734,063
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		6	5,612	—	—	6	5,612
Term B Advance (First Lien), 3.06%, 11/01/13		367	340,411	—	—	367	340,411
Mach Gen, LLC, Synthetic Letter of Credit Loan (First Lien), 0.28%, 2/22/13		69	64,156	—	—	69	64,156

			1,144,242		—		1,144,242

Multiline Retail - 1.2%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% - 3.03%, 7/07/14		1,450	1,396,141	475	457,247	1,925	1,853,388
Hema Holding BV:
Facility B, 2.65%, 7/06/15	EUR	861	1,032,557	—	—	861	1,032,557
Facility C, 3.40%, 7/05/16		861	1,032,558	—	—	861	1,032,558
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13	USD	2,123	2,012,012	327	309,679	2,450	2,321,691

			5,473,268		766,926		6,240,194

Oil, Gas & Consumable Fuels - 0.2%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		1,075	1,087,989	—	—	1,075	1,087,989
Paper & Forest Products - 0.4%
Georgia-Pacific LLC:
Term Loan B, 2.30% - 2.53%, 12/23/12		590	580,944	—	—	590	580,944
Term Loan B-2, 2.30% - 2.53%, 12/20/12		1,290	1,271,348	250	246,335	1,540	1,517,683

			1,852,292		246,335		2,098,627

Personal Products - 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien), 8.00%, 7/31/13		178	163,600	—	—	178	163,600
Pharmaceuticals - 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		1,356	1,353,597	193	193,135	1,549	1,546,732
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		773	771,563	69	69,181	842	840,744
Term Loan B-1, 6.25%, 4/30/15		579	578,310	89	88,903	668	667,213
Term Loan B-2, 6.25%, 4/30/15		964	962,880	148	148,040	1,112	1,110,920
Term Loan B-3, 6.50%, 2/20/16		547	549,243	143	137,649	690	686,892
Term Loan B-4, 6.50%, 2/20/16		178	178,214	47	46,705	225	224,919

			4,393,807		683,613		5,077,420

Professional Services - 0.6%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%, 7/31/15		2,350	2,353,038	—	—	2,350	2,353,038
Tranche C Term Loan, 6.00%, 7/31/15		150	149,963	625	624,844	775	774,807

			2,503,001		624,844		3,127,845

SAI-14

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

		Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Floating Rate Loan Interests (e)		Par (000)	Value	Par (000)	Value	Par (000)	Value
Real Estate Management & Development - 1.8%
Mattamy Funding Partnership, Term Loan, 2.56%, 4/11/13	USD	389	$358,198	—	$—	389	$358,198
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% - 3.53%, 10/10/13		5,430	4,685,244	—	—	5,430	4,685,244
Initial Term Loan B, 3.30%, 10/10/13		3,011	2,598,289	1,280	1,104,719	4,291	3,703,008
Synthetic Letter of Credit, 0.11%, 10/10/13		516	445,411	219	189,376	735	634,787

			8,087,142		1,294,095		9,381,237

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.56%, 12/01/16		955	853,979	225	201,199	1,180	1,055,178
Software - 0.7%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16		2,195	2,192,672	249	249,167	2,444	2,441,839
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		1,140	1,132,875	125	124,219	1,265	1,257,094

			3,325,547		373,386		3,698,933

Specialty Retail - 1.5%
Bass Pro Group LLC, Term Loan, 5.00% - 5.75%, 4/10/15		539	538,475	150	149,951	689	688,426
Burlington Coat Factory Warehouse Corp., Term Loan, 2.54% - 2.66%, 5/28/13		740	701,022	250	236,813	990	937,835
General Nutrition Centers, Inc., Term Loan, 2.52% - 2.79%, 9/16/13		256	242,141	—	—	256	242,141
Michaels Stores, Inc.:
Term Loan B-1, 2.63% - 2.81%, 10/31/13		1,691	1,595,070	200	188,639	1,891	1,783,709
Term Loan B-2, 4.88% - 5.06%, 7/31/16		1,040	1,003,198	300	289,451	1,340	1,292,649
Toys ‘R’ US, Inc., Term Loan B, 6.00%, 8/17/16		2,500	2,493,735	400	398,998	2,900	2,892,733

			6,573,641		1,263,852		7,837,493

Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15		1,382	1,391,590	—	—	1,382	1,391,590
Phillips Van Heusen Corp., US Tranche B Term Loan, 4.75%, 5/06/16		2,437	2,450,219	400	402,212	2,837	2,852,431

			3,841,809		402,212		4,244,021

Wireless Telecommunication Services - 2.2%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (c)		707	668,230	—	—	707	668,230
Digicel International Finance Ltd., US Term Loan (Non-Rollover), 3.06%, 3/30/12		6,574	6,417,396	950	927,437	7,524	7,344,833
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		227	220,697	—	—	227	220,697
Tranche B-2 Term Loan, 3.81%, 11/03/16		2,475	2,427,072	500	490,413	2,975	2,917,485
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15		—	—	250	250,000	250	250,000

			9,733,395		1,667,850		11,401,245

Total Floating Rate Loan Interests - 83.8%			376,220,587		53,310,277		429,530,864

SAI-15

Pro Forma Condensed Combined Schedule of Investments for

Floating Rate Income Portfolio and Senior Floating Rate Funds

As of August 31, 2010 (Unaudited)

	Master Senior Floating Rate LLC(l)		Floating Rate Income Portfolio		Pro-Forma Combined
Other Interests (f)	Beneficial Interest (000)	Value	Beneficial Interest (000)	Value	Beneficial Interest (000)	Value
Diversified Financial Services - 0.4%
J. G. Wentworth LLC Preferred Equity Interests (g)	1	$2,022,221	—	$—	1	$2,022,221

Total Other Interests - 0.4%		2,022,221		—		2,022,221

Warrants (h)	Shares		Shares		Shares
Media - 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)	7,419	74	—	—	7,419	74
(Expires 9/30/14)	41,217	412	—	—	41,217	412

Total Warrants - 0.0%		486		—		486

Total Long-Term Investments (Cost - $528,707,703) - 98.3%		442,640,460		61,244,691		503,885,151

Short-Term Securities	Shares/ Beneficial Interest (000)
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.25% (i)(j)	23,631,517	23,631,517	20,099,135	20,099,135	43,730,652	43,730,652
Bank of New York Cash Reserves, 0.01% (j)	491	491,479	—	—	491	491,479
Total Short-Term Securities (Cost - $44,222,131) - 8.6%		24,122,996		20,099,135		44,222,131

Total Investments (Cost - $572,929,834*) - 106.9%		466,763,456		81,343,826		548,107,282
Liabilities in Excess of Other Assets - (6.9)%		(16,376,276)		(13,939,153)		(35,248,443	)(k)

Net Assets - 100.0%		450,387,180		67,404,673		512,858,839

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$568,213,812

Gross unrealized appreciation	$6,927,724
Gross unrealized depreciation	(27,069,104)

Net unrealized depreciation	$(20,141,380)

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(d)	Convertible security.
(e)	Variable rate security. Rate shown is as of report date.
(f)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(g)	The investment will be held by a wholly owned taxable subsidiary of the Floating Rate Income Portfolio.
(h)	Warrants entitle the Floating Rate Income Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(i)	Investments in companies considered to be an affiliate of the Floating Rate Income Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2009	Net Activity	Shares Held at August 31, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	33,608,423	10,122,229	43,730,652	49,179
(j)	Represents the current yield as of report date.

SAI-16

(k)	Reflects pro forma adjustments of $1,769,744 due to the additional liabilities in excess of the Senior Floating Rate Funds’ investment in the Master Senior Floating Rate LLC, $2,660,128 due to the distribution of undistributed net investment income of which $2,050,813 was attributable to BlackRock Senior Floating Rate Fund, Inc. and $609,315 was attributable to BlackRock Senior Floating Rate Fund II, Inc. and the charge for estimated reorganization expenses of $503,142 of which $270,301 was attributable to BlackRock Senior Floating Rate Fund, Inc. and $232,841 was attributable to BlackRock Senior Floating Rate Fund II, Inc., respectively.
(l)	Portfolio Holdings of Master Senior Floating Rate LLC reflect the ownership interest of the Senior Floating Rate Funds in the Master Senior Floating Rate LLC.

Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 15,829,072	EUR 12,523,000	Citibank NA	9/15/10	$(40,364)
USD 581,968	CAD 614,500	Deutsche Bank AG	10/20/10	6,166
USD 8,033,312	GBP 5,262,500	Citibank NA	10/20/10	(34,708)

Total				$(68,906)

SAI-17

Pro Forma Condensed Combined Statement of Assets and Liabilities for

Senior Floating Rate Fund, Inc., Senior Floating Rate Fund II, Inc., and Floating Rate Income Portfolio

as of August 31, 2010 (Unaudited)

	Senior Floating Rate Fund, Inc.	Senior Floating Rate Fund II, Inc.	Floating Rate Income	Adjustments		Pro Forma Floating Rate Income Portfolio Combined
Assets:
Investments at value - unaffiliated (1)	$299,318,065	$151,069,115	$61,244,691	$(7,255,241	)(4)	$504,376,630
Investments at value - affiliated (2)	—	—	20,099,135	23,631,517	(4)	43,730,652
Unrealized appreciation on foreign currency exchange contracts	—	—	—	6,166	(4)	6,166
Foreign currency at value (3)	—	—	—	131,146	(4)	131,146
Investments sold receivable - unaffiliated	—	—	679,070	13,302,665	(4)	13,981,735
Investments sold receivable - affiliated	—	—	—	122,574	(4)	122,574
Interest receivable	—	—	274,097	4,040,267	(4)	4,314,364
Capital shares sold receivable	606,466	372,317	647	—	(4)	979,430
Commitment fees receivable	—	—	—	3,172	(4)	3,172
Prepaid expenses	174,475	98,454	13,959	15,895	(4)	302,783
Dividends receivable - affiliated	—	—	4,777	—		4,777
Receivable from advisor	—	—	6,631	—		6,631

Total Assets	300,099,006	151,539,886	82,323,007	33,998,161		567,960,060

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	—	—	75,072	(4)	$75,072
Unrealized depreciation on unfunded loan commitments	—	—	—	142,101	(4)	142,101
Investments purchased payable	—	—	13,813,292	33,927,766	(4)	47,741,058
Income dividends payable	1,131,781	555,125	185,776	2,660,128	(5)	4,532,810
Reorganization expenses	—	—	—	503,142	(6)	503,142
Contribution payable to the Master LLC	606,466	372,317	—	(978,783	)(4)	—
Bank overdraft	—	—	856,506	—		856,506
Service and distribution fees payable	—	—	24	—		24
Investment advisory fees payable	—	—	—	360,247	(4)	360,247
Administration fees payable	63,168	50,808	—	—		113,976
Deferred income	—	—	—	240,821	(4)	240,821
Other affiliates payable	1,961	393	2,395	1,420	(4)	6,169
Officer’s and Trustees’ fees payable	397	195	2,170	500	(4)	3,262
Other accrued expenses payable	160,661	78,184	58,171	209,976	(4)	506,992
Other liabilities	—	—	—	19,041	(4)	19,041

Total liabilities	1,964,434	1,057,022	14,918,334	37,161,431		55,101,221

Net Assets:
Net Assets	$298,134,572	$150,482,864	$67,404,673	$(3,163,270)		$512,858,839

SAI-18

Pro Forma Condensed Combined Statement of Assets and Liabilities for

Senior Floating Rate Fund, Inc., Senior Floating Rate Fund II, Inc., and Floating Rate Income Portfolio

as of August 31, 2010 (Unaudited)

	Senior Floating Rate Fund, Inc.	Senior Floating Rate Fund II, Inc.	Floating Rate Income	Adjustments			Pro Forma Floating Rate Income Portfolio Combined
Net Assets Consist of:
Paid-in capital	$558,376,109	$217,510,422	$67,171,506		$(503,142	)(6)	$842,554,895
Undistributed net investment income	2,050,813	609,315	38,795		(2,660,128	)(5)	38,795
Accumulated net realized loss	(244,999,199)	(59,754,564)	40,069		—		(304,713,694)
Net unrealized appreciation/depreciation	(17,293,151)	(7,882,309)	154,303		—		(25,021,157

Net Assets:
Net Assets	$298,134,572	$150,482,864	$67,404,673		$(3,163,270)		$512,858,839

(1) Investments at cost - unaffiliated	$316,611,216	$158,951,424	$61,090,388		$(7,453,846	)(4)	$529,199,182

(2) Investments at cost - affiliated	—	—	20,099,135		23,631,517	(4)	43,730,652

(3) Investments at cost - foreign currency	—	—	—		134,185	(4)	134,185

Net Asset Value:
Institutional
Net Assets	—	—	$67,245,231	$			$67,245,231
Share Outstanding (7)	—	—	6,689,093				6,689,093
Net asset value	—	—	$10.05				$10.05

Investor A
Net Assets	$298,134,572	$—	$67,087		$(2,321,114)		$295,880,545
Share Outstanding	39,278,829 (8)	—	6,674		(9,849,207	)(9)	29,436,296
Net asset value	$7.59	—	$10.05				$10.05

Investor C
Net Assets	—	—	$92,355	$			$92,355
Share Outstanding (7)	—	—	9,189				9,189
Net asset value	—	—	$10.05				$10.05

Investor C1
Net Assets	—	$150,482,864	—		$(842,156)		$149,640,708
Share Outstanding	—	18,308,013 (8)	—		(3,419,017	)(9)	14,888,996
Net asset value	—	$8.22	—				$10.05
(4)	Reflects adjustment due to the liquidation of the Master Senior Floating Rate LLC and distribution of its assets and liabilities to the Floating Rate Income Portfolio.
(5)	Reflects the distribution of undistributed net investment income of $2,660,128 of which $2,050,813 was attributable to Senior Floating Rate Fund, Inc. and $609,315 was attributable to Senior Floating Rate Fund II, Inc., respectively.
(6)	Reflects the charge for estimated reorganization expenses of $503,142 of which $270,301 was attributable to Senior Floating Rate Fund, Inc. and $232,841 was attributable to Senior Floating Rate Fund II, Inc., respectively.
(7)	Unlimited number of shares authorized
(8)	Par Value of $0.10 per share, 1 billion shares authorized
(9)	Reflects the capitalization adjustments giving the effect of the transfer of shares of the Floating Rate Income Portfolio which the Senior Floating Rate Funds shareholders will receive as if the Reorganization had taken place on August 31, 2010. The foregoing should not be relied upon to reflect the number of shares of the Floating Rate Income Portfolio that actually will be received on or after such date.

See Notes to Financial Statements

SAI-19

Pro Forma Condensed Combined Statement of Operations for Floating Rate Income Portfolio and Senior Floating Rate Funds As of August 31, 2010 (Unaudited)

	Year ended 8/31/10		(For the period 7/8/10-8/31/10) Floating Rate Income Portfolio			Pro Forma Floating Rate Income Portfolio Combined(1)
	Senior Floating Rate Fund, Inc.	Senior Floating Rate Fund II, Inc.		Adjustments
Investment Income
Interest	$18,865,873	$9,401,767	$315,049	$—		$28,582,689
Dividends - affiliated	25,996	13,096	10,087	—		49,179
Facility and other fees	423,663	210,524	—	—		634,187
Expenses	(3,258,151)	(1,623,888)	—	4,882,039	(2)	—

Total income	16,057,381	8,001,499	325,136	4,882,039		29,266,055

Expenses
Investment advisory	—	—	46,105	2,792,017	(3)	2,838,122
Administration	759,514	605,701	—	(1,365,215	)(4)	—
Administration - Fund Level	—	—	6,287	379,127	(4)	385,414
Administration - Institutional	—	—	2,094	14,717	(4)	16,811
Administration - Investor A	—	—	1	74,549	(4)	74,550
Administration - Investor C	—	—	1	22	(4)	23
Administration - Investor C1	—	—	—	37,621	(4)	37,621
Transfer Agent - Fund Level	282,882	85,960	—	(368,842	)(5)	—
Transfer Agent - Institutional	—	—	26	984	(2)	1,010
Transfer Agent - Investor A	—	—	13	282,953	(5)	282,966
Transfer Agent - Investor C	—	—	13	71	(2)	84
Transfer Agent - Investor C1	—	—	—	85,960	(5)	85,960
Tender Offer	126,161	71,957	—	(198,118	)(6)	—
Professional	92,342	60,057	50,758	(111,122	)(6)	92,035
Custodian	—	—	2,094	105,741	(2)	107,835
Directors	—	—	2,160	60,668	(2)	62,828
Printing	76,615	43,384	648	(15,647	)(6)	105,000
Registration	48,377	30,921	3,726	2,626	(2)	85,650
Officer	966	483	10	1,765	(2)	3,224
Service Fees - Investor A	—	—	10	745,494	(2)	745,504
Service & Distribution - Investor C	—	—	31	893	(2)	924
Service & Distribution - Investor C1	—	—	—	1,128,621	(2)	1,128,621
Organization & Offering	—	—	1,687	—		1,687
Borrowing Costs	—	—	—	265,000	(2)	265,000
Miscellaneous	13,583	13,186	1,782	11,396	(2)	39,947

Total expenses	1,400,440	911,649	117,446	3,931,281		6,360,816

Less fees waived by advisor	—	—	(46,105)	46,105	(7)	—
Less fees reimbursed by advisor	—	—	(6,592)	6,592	(7)	—
Less Administration Fees waived - Fund Level	—	—	(3,895)	(370,692	)(7)	(374,587)
Less Administration Fees waived - Institutional	—	—	(2,091)	(14,720	)(7)	(16,811)
Less Administration Fees waived - Investor A	—	—	(1)	(59,314	)(7)	(59,315)
Less Administration Fees waived - Investor C	—	—	—	(15	)(7)	(15)
Less Transfer Agent Fees waived - Institutional	—	—	(23)	(987	)(7)	(1,010)
Less Transfer Agent Fees waived - Investor A	—	—	(8)	8	(7)	—
Less Transfer Agent Fees waived - Investor C	—	—	(8)	8	(7)	—

Total expenses after fees waived	1,400,440	911,649	58,723	3,538,266		5,909,078

Net investment income	14,656,941	7,089,850	266,413	1,343,773		23,356,977

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Pro Forma Condensed Combined Statement of Operations for Floating Rate Income Portfolio and Senior Floating Rate Funds As of August 31, 2010 (Unaudited)

	Year ended 8/31/10		(For the period 7/8/10-8/31/10) Floating Rate Income Portfolio		Pro Forma Floating Rate Income Portfolio Combined(1)
	Senior Floating Rate Fund, Inc.	Senior Floating Rate Fund II, Inc.		Adjustments
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments, swaps and foreign currency transactions	$(17,149,880)	$(7,524,615)	$40,069	$—	$(24,634,426)
Net change in unrealized appreciation/depreciation on investments, swaps, foreign currency transactions and unfunded loan commitments	35,131,654	16,400,162	154,303	—	51,686,119

Total realized and unrealized gain	17,981,774	8,875,547	194,372	—	27,051,693

Net Increase in Net Assets Resulting from Operations	32,638,715	15,965,397	460,785	1,343,773	50,408,670

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $503,142 of which $270,301 was attributable to Senior Floating Rate Fund, Inc. and $232,841 was attributable to Senior Floating Rate Fund II, Inc, respectively.
(2)	Reflects adjustments due to calculating the expenses of the combined fund for a full year.
(3)	Reflects adjustment due to contractual advisory agreement of Floating Rate Income Portfolio.
(4)	Reflects adjustment due to contractual administration agreement of Floating Rate Income Portfolio.
(5)	Reflects adjustments due to conversion of fund level Transfer Agent fees to class level Transfer Agent fees.
(6)	Reflects the anticipated savings as a result of the Reorganization through consolidation of professional, printing and other services.
(7)	Reflects adjustments due to the expense limitation agreement of Floating Rate Income Portfolio currently in effect and changes that will be in effect upon completion of the Reorganization.

See Notes to Financial Statements

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Notes to Pro Forma Combined Financial Statements as of August 31, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

The BlackRock Senior Floating Rate Fund, Inc. (“Senior Floating Rate Fund I”) and the BlackRock Senior Floating Rate Fund II, Inc. (“Senior Floating Rate Fund II”) (each a “Senior Floating Rate Fund”, and collectively, the “Senior Floating Rate Funds”) are organized as Maryland Corporations and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as continuously offered, non-diversified, closed-end management investment companies.

The Floating Rate Income Portfolio (“Floating Rate Income Portfolio”) is a series of the BlackRock Funds II, a Massachusetts business trust, registered under the 1940 Act, as an open-end management investment company.

The Board of Directors or Trustees (the “Board”), as applicable, of the Senior Floating Rate Funds and the Floating Rate Income Portfolio (collectively, the “Funds”), at meetings held on September 2, 2010 and September 17, 2010, respectively, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Senior Floating Rate Funds would transfer all of their assets, subject to their liabilities, to the Floating Rate Income Portfolio in exchange for the shares of the Floating Rate Income Portfolio equal in value to the net assets of the Senior Floating Rate Funds (the “Reorganization”). If the Reorganization is consummated, shareholders of the respective Senior Floating Rate Fund will receive shares of the Floating Rate Income Portfolio as set out below:

•

Shareholders of Senior Floating Rate Fund I will receive Investor A Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of Senior Floating Rate Fund I, that shareholders own immediately prior to the Reorganization. Investor A Shares are currently offered to investors and are shares of an existing class of the Floating Rate Income Portfolio.

•

Shareholders of Senior Floating Rate Fund II will receive Investor C1 Shares of the Floating Rate Income Portfolio, with an aggregate net asset value equal to the aggregate net asset value of shares of Senior Floating Rate Fund II that shareholders own immediately prior to the Reorganization. The Investor C1 Shares are not currently offered to investors and will only be issued to Senior Floating Rate Fund II shareholders in connection with the Senior Floating Rate Fund II Reorganization. Investor C1 Shares will be closed to new purchases (other than shares purchased pursuant to dividend reinvestments that are attributable to shares received in connection with the Senior Floating Rate Fund II Reorganization) and exchanges from other funds within the family of funds following the close of the Senior Floating Rate Fund II Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected by August 31, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the period ended August 31, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of August 31, 2010, all the securities held by the Senior Floating Rate Funds comply with the compliance guidelines and/or investment restrictions of Floating Rate Income Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial

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statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on August 31, 2010. Following the Reorganization, Floating Rate Income Portfolio will be the legal survivor while Senior Floating Rate Fund I will be the performance and accounting survivor.

All costs with respect to the Reorganization will be borne by the shareholders of the Funds.

NOTE 2 — Senior Floating Rate Funds and Floating Rate Income Portfolio Valuation:

The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

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NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of Floating Rate Income Portfolio that would have been issued at August 31, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the respective Senior Floating Rate Fund, as of August 31, 2010, divided by the net asset value per share of the shares of Floating Rate Income Portfolio as of August 31, 2010. The pro forma number of shares outstanding, by class, for Floating Rate Income Portfolio consists of the following at August 31, 2010.

Class of Shares	Shares of Floating Rate Income Portfolio Pre-Combination		Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Institutional	6,689,093		—	6,689,093
Investor A	6,674		29,429,622	29,436,296
Investor C	9,189		—	9,189
Investor C1	—	(a)	14,888,996	14,888,996
(a)	Floating Rate Income Portfolio has no Investor C1 Shares outstanding.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended August 31, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of Floating Rate Income Portfolio as if the Reorganization was consummated on September 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the Senior Floating Rate Funds and Floating Rate Income Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, Floating Rate Income Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Senior Floating Rate Funds will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The Floating Rate Income Portfolio will succeed to the capital loss carryforwards of the respective Senior Floating Rate Fund. Each Senior Floating Rate Fund’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the respective Reorganizations, the Floating Rate Income Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Senior Floating Rate Fund with capital loss carryforwards attributable to the other Senior Floating Rate Fund. Due to the operation of these loss limitation rules, it is possible that the shareholders of the Senior Floating Rate Funds would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

Shareholders of the Senior Floating Rate Funds may tender their shares before the respective Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

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NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.

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